AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2013

                                                              File No. 033-42484
                                                              File No. 811-06400

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 220                     /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 221                             /X/

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                          Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

                                 1-800-932-7781
                        (Registrant's Telephone Number)

                                Michael Beattie
                              c/o SEI Corporation
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                    Copy to:

Timothy W. Levin, Esquire                          Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Corporation
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456


    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
          /X/    Immediately upon filing pursuant to paragraph (b)
          / /    On [date] pursuant to paragraph (b)
          / /    60 days after filing pursuant to paragraph (a)(1)
          / /    75 days after filing pursuant to paragraph (a)(2)
          / /    On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                         CAMBIAR AGGRESSIVE VALUE FUND

                                 TICKER SYMBOL:

                     INSTITUTIONAL CLASS SHARES PROSPECTUS


                               SEPTEMBER 1, 2013


                        THE ADVISORS' INNER CIRCLE FUND

                            [CAMBIAR INVESTORS LOGO]

                            MANAGER FOR ALL SEASONS

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.















                                                                 CMB-PS-007-1000

                               TABLE OF CONTENTS





                                                                          PAGE
CAMBIAR AGGRESSIVE VALUE FUND ............................................   1
     FUND INVESTMENT OBJECTIVE ...........................................   1
     FUND FEES AND EXPENSES ..............................................   1
     PRINCIPAL INVESTMENT STRATEGIES .....................................   2
     PRINCIPAL RISKS OF INVESTING IN THE FUND ............................   3
     PERFORMANCE INFORMATION .............................................   5
     INVESTMENT ADVISER ..................................................   6
     PORTFOLIO MANAGER ...................................................   6
     PURCHASING AND SELLING FUND SHARESX .................................   6
     TAX INFORMATION .....................................................   7
     PAYMENTS TO BROKER-DEALERS AND
       OTHER FINANCIAL INTERMEDIARIES ....................................   7
INVESTING WITH THE CAMBIAR FUNDS .........................................   8
     BUYING FUND SHARES ..................................................   8
     REDEEMING FUND SHARES ...............................................  10
     EXCHANGING FUND SHARES ..............................................  11
     TRANSACTION POLICIES ................................................  12
     ACCOUNT POLICIES ....................................................  15
ADDITIONAL INFORMATION ABOUT THE FUND ....................................  20
     OTHER INVESTMENT PRACTICES AND STRATEGIES ...........................  20
     INVESTMENT MANAGEMENT ...............................................  21
     SHAREHOLDER SERVICING ARRANGEMENTS ..................................  22
     PAYMENTS TO FINANCIAL INTERMEDIARIES ................................  22
FINANCIAL HIGHLIGHTS .....................................................  23


INSTITUTIONAL CLASS SHARES OF THE CAMBIAR AGGRESSIVE VALUE FUND ARE CURRENTLY NOT AVAILABLE FOR PURCHASE

CAMBIAR AGGRESSIVE VALUE FUND

FUND INVESTMENT OBJECTIVE


The Cambiar Aggressive Value Fund (the "Fund") seeks long-term capital appreciation.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if                    2.00%
shares redeemed have been held for less than 90 days)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                           1.00%
Other Expenses(2)                                                         0.15%
                                                                         -------
Total Annual Fund Operating Expenses                                      1.15%
Less Fee Reductions and/or Expense Reimbursements                        (0.05)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.10%
and/or Expense Reimbursements(1)



(1) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.10% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.

(2)  Other Expenses for this class are based on estimates in the current year.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
                     $112        $360         $628         $1,393


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the Fund invests at least 65% of its net assets in equity securities of U.S. and non-U.S. companies within any market capitalization range. The equity securities in which the Fund will invest may include convertible securities. The Fund may also sell securities short as part of its investment strategy. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short.

The Fund typically invests in a portfolio of 20-30 issuers that Cambiar Investors LLC ("Cambiar" or the "Adviser") believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund's investment strategy, the Fund is considered to be non-diversified. The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements.

Consistent with its effort to create a focused portfolio of the companies which it believes represent the best opportunities for long-term capital appreciation, the Adviser may at times allocate a significant percentage of the Fund's assets to securities of non-U.S. companies that trade in either domestic or foreign markets. The Adviser may invest in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Adviser's allocation among various foreign countries does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. There is no limit on investments in securities of foreign issuers, including emerging markets issuers.

The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser's short strategy is utilized opportunistically and is driven by the same underlying philosophy and investment process as the long portion of the portfolio. If the Adviser determines that a company does not have the underlying fundamentals to be added to the Fund as a long position, it will consider using the stock speculatively as a short position or as a paired trade to hedge a long position in the Fund.

The Adviser may sell a stock that the Fund holds long because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments; or

     o    It experiences a change in or deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.


When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.


Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.


The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

When the Fund sells securities "short," the Fund may be subject to substantially higher risks and greater volatility than most mutual funds. The Fund seeks to increase return and reduce risk by using short sales and other forms of volatile financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this prospectus, Institutional Class Shares of the Fund have not commenced operations and therefore have no performance information to report. The performance information provided shows the returns of Investor Class Shares of the Fund, which are offered in a separate prospectus. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Institutional Class Shares are lower. Updated performance information is available by calling 1-866-777-8227.


                              2008           (43.82)%
                              2009            77.88%
                              2010            38.54%
                              2011           (17.25)%
                              2012             5.98%


During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 30.74% (quarter ended 09/30/2009) and the lowest return for a quarter was (32.69)% (quarter ended 09/30/2011). The Fund's Investor Class Shares' total return from 1/1/2013 to 6/30/2013 was 14.65% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                   SINCE INCEPTION
INVESTOR CLASS SHARES                                              1 YEAR           5 YEARS           (08/31/07)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                          5.98%             3.95%              4.04%
Fund Returns After                                                 5.98%             3.23%              3.35%
Taxes on Distributions
Fund Returns After Taxes on Distributions and Sale of              3.89%             2.99%              3.09%
  Fund Shares
Russell 3000([R]) Index (reflects no deduction for fees,          16.42%             2.04%              1.95%
  expenses, or taxes)



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGER

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has managed the Fund since its inception.


PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000,000. The Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If the fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE CAMBIAR FUNDS


For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Federal Taxes."


BUYING FUND SHARES


To purchase Institutional Class Shares directly from the Fund through its transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.

All investments must be made by check, wire or ACH. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.


BY MAIL


You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the name of the Fund.


REGULAR MAIL ADDRESS

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS


The Cambiar Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


BY WIRE

To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA# 101000695
The Cambiar Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. To cancel or change a plan, write to the Fund at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address:
The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


PURCHASES IN-KIND


Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.


MINIMUM INVESTMENTS


The minimum investment in Institutional Class Shares of the Fund is $5,000,000. The Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If the fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund. There is no minimum for subsequent investments.


FUND CODES


The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase or exchange Institutional Class Shares, check the Fund's daily net asset value per share ("NAV") or obtain additional information.

--------------------------------------------------------------------------------
FUND NAME                               TRADING SYMBOL      CUSIP      FUND CODE
--------------------------------------------------------------------------------
Cambiar Aggressive Value Fund
--------------------------------------------------------------------------------


REDEEMING FUND SHARES

BY MAIL


You may contact the Fund directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:


     o    The  Fund  name;

     o    The  account  number;

     o    The  dollar  amount  or  number  of  shares  you  wish  to  redeem;

     o    The  account  name(s);  and

     o    The address to which redemption (sale) proceeds should be sent.


The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.


Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-777-8227 for more information.


BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

EXCHANGING FUND SHARES


At no charge, you may exchange Institutional Class Shares of one Cambiar Fund for Institutional Class Shares of another Cambiar Fund by writing to or calling the Fund, subject to any applicable minimum investment requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE


You may buy, sell or exchange shares of the Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its net asset value ("NAV") next computed after the Fund receives your order in good form. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or an authorized institution must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

The Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolios at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which the Fund calculates NAV, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U. S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.


Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Fund with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.


IN-KIND TRANSACTIONS

Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE


In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder;
(iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.


PAYMENT OF REDEMPTION PROCEEDS


Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS


The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUND


PURCHASES

At any time and without notice, the Fund may:

     o    Stop offering shares;

     o    Reject any purchase order; or


     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses.) The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, see "Excessive Trading Policies and Procedures."


REDEMPTIONS


At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:


     o    Trading on the NYSE is restricted or halted; or


     o The U. S. Securities and Exchange Commission allows the Fund to delay redemptions.


EXCHANGES


The Fund may:


     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES


The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments that are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price."

Because the Fund may invest in mid and small capitalization securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than 3 "round trips" into or out of the Fund per year. If, to the knowledge of the Fund, a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

     o The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.


CUSTOMER IDENTIFICATION AND VERIFICATION


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next -determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


SMALL ACCOUNTS


The Fund may redeem your shares without your permission if the value of your account falls below $2,500,000. This provision does not apply:


     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.


The Fund will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares.


DISTRIBUTIONS


Normally, the Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.


FEDERAL TAXES


The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Fund.


TAXES ON DISTRIBUTIONS


The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the

Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year, the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

Effective beginning January 1,2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Fund expects to make a distribution to shareholders.


TAXES ON THE SALE OR EXCHANGE OF FUND SHARES


Each sale or exchange of shares of the Fund may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.


INVESTMENTS IN FOREIGN SECURITIES


To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


ADDITIONAL INFORMATION ABOUT TAXES

More information about taxes is in the SAI.

ADDITIONAL INFORMATION ABOUT THE FUND

The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund may be changed without shareholder approval.

OTHER INVESTMENT PRACTICES AND STRATEGIES


The Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, the Fund may use the investment strategies described below. For more information concerning any of the Fund's investment practices and risks, please read the SAI.


DERIVATIVES


The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short. Forward foreign currency exchange contracts, futures, options and swaps are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.


SHORT-TERM INVESTING


The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objectives will subject it to a significant risk of loss.

When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund generally posts a detailed list of its securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/cambiar and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to the Fund. Cambiar manages and supervises the investment of the Fund's assets on a discretionary basis, subject to oversight by the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of the Fund, as set forth in the table below. As of June 30, 2013, the Adviser had approximately $7.3 billion in assets under management. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Institutional Class Shares of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amount listed in the table below, as a percentage of average daily net assets, until September 1, 2014. To maintain this expense limit, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the Agreement (or any prior agreement) was in place.


                                                     Cambiar
                                                    Aggressive
                                                    Value Fund
          -----------------------------------------------------
          Management Fees                             1.00%
          -----------------------------------------------------
          Expense Limits -- Institutional             1.10%
          Class
          -----------------------------------------------------

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's October 31, 2013 Semi-Annual Report to Shareholders, which covers the period from May 1, 2013 to October 31, 2013.


PORTFOLIO MANAGER


Brian M. Barish serves as the sole portfolio manager of the Cambiar Aggressive Value Fund. The SAI provides additional information about Mr. Barish's compensation, other accounts managed, and ownership of Fund shares.

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has over 23 years of investment experience. He serves as the sole portfolio manager of the Cambiar Aggressive Value Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

SHAREHOLDER SERVICING ARRANGEMENTS


The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.


PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


As of the date of this prospectus, Institutional Class Shares of the Fund had not commenced operations. The tables that follow present performance information about the Investor Class Shares of the Fund. The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information contained in the tables reflects the financial results for a single Investor Class Share of the Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming all dividends and distributions were reinvested. Performance and expense ratios of Institutional Class Shares would differ as a result of class specific expenses. The financial highlights below have not been adjusted to reflect this. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-777-8227.

--------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED  YEAR ENDED   YEAR ENDED    YEAR ENDED  YEAR ENDED
                                                 APRIL 30,   APRIL 30,     APRIL 30,     APRIL 30,   APRIL 30,
AGGRESSIVE VALUE FUND                              2013        2012          2011          2010        2009
--------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period              10.94%      $16.25        $10.93        $6.24       $10.77

Income (Loss) from Operations:
  Net Investment Income (Loss)(1)                  0.01        (0.03)        (0.12)       (0.01)        0.02
  Net Realized and Unrealized Gain (Loss)          1.41        (4.73)         5.89         4.70        (4.42)
                                               --------     --------      --------      -------      -------
    Total From Operations                          1.42        (4.76)         5.77         4.69        (4.40)
                                               --------     --------      --------      -------      -------
Dividends and Distributions:
  Net Investment Income                              --           --         (0.03)          --           --
  Net Realized Gain                                  --        (0.55)        (0.46)          --        (0.14)
  Return of Capital                                  --         0.00(2)         --           --         0.00(2)
                                               --------     --------      --------      -------      -------
    Total Dividends and Distributions                --        (0.55)        (0.49)          --        (0.14)
                                               --------     --------      --------      -------      -------
Redemption Fees(1)                                 0.00(2)        --          0.04         0.00(2)      0.01
                                               --------     --------      --------      -------      -------
Net Asset Value, End of Period                   $12.36       $10.94        $16.25       $10.93        $6.24
                                               ========     ========      ========      =======      =======
Total Return(3)                                   12.98%      (29.09)%       54.32%       75.16%      (40.52)%
                                               ========     ========      ========      =======      =======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)        $134,748     $227,573      $390,335      $29,716      $16,620
  Ratio of Expenses to Average Net Assets          1.35%        1.35%         1.36%        1.50%        1.50%
  Ratio of Expenses to Average
    Net Assets (Excluding Waivers,
    Expense Reimbursements and Fees
    Paid Indirectly)                               1.40%        1.40%         1.45%        1.71%        1.70%
  Ratio of Net Investment Income
    (Loss) to Average Net Assets                   0.12%       (0.27)%       (0.89)%      (0.14)%       0.25%
  Portfolio Turnover Rate                            85%          196%          128%         205%        296%


(1)  Per share data calculated using average shares method.

(2)  Amount represents less than $0.01 per share.

(3) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



Amounts designated as "--" are $0 or have been rounded to $0.

                               THE CAMBIAR FUNDS

Investors who want more information about the Fund should read the Fund's Annual/Semi-Annual Reports and the SAI. The Annual/Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about the Fund and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Fund's privacy policy and other information about the Fund and can make shareholder inquiries on the Fund's website at www.cambiar.com or by writing to or calling:

                               The Cambiar Funds
                                P.O. Box 219009
                             Kansas City, MO 64121
                           (Toll free) 1-866-777-8227


You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Trust's Investment Company Act of 1940 file number is 811-06400.


                                                                 CMB-PS-007-1000


                            [CAMBIAR INVESTORS LOGO]

                            CAMBIAR OPPORTUNITY FUND
                              TICKER SYMBOL: CAMOX

                       CAMBIAR INTERNATIONAL EQUITY FUND
                              TICKER SYMBOL: CAMIX

                             CAMBIAR SMALL CAP FUND
                              TICKER SYMBOL: CAMSX

                         CAMBIAR AGGRESSIVE VALUE FUND
                              TICKER SYMBOL: CAMAX


                               CAMBIAR SMID FUND
                              TICKER SYMBOL: CAMMX


                           CAMBIAR GLOBAL SELECT FUND
                              TICKER SYMBOL: CAMGX

                        INVESTOR CLASS SHARES PROSPECTUS


                               SEPTEMBER 1, 2013


                        THE ADVISORS' INNER CIRCLE FUND

                            [CAMBIAR INVESTORS LOGO]
                            MANAGER FOR ALL SEASONS

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 CMB-PS-004-0400

                               TABLE OF CONTENTS



                                                                            PAGE

CAMBIAR OPPORTUNITY FUND ...................................................   1
     FUND INVESTMENT OBJECTIVE .............................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................   3
     PERFORMANCE INFORMATION ...............................................   4
     INVESTMENT ADVISER ....................................................   5
     PORTFOLIO MANAGERS ....................................................   5
     PURCHASING AND SELLING FUND SHARES ....................................   5
CAMBIAR INTERNATIONAL EQUITY FUND ..........................................   7
     FUND INVESTMENT OBJECTIVE .............................................   7
     FUND FEES AND EXPENSES ................................................   7
     PRINCIPAL INVESTMENT STRATEGIES .......................................   8
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................   9
     PERFORMANCE INFORMATION ...............................................  11
     INVESTMENT ADVISER ....................................................  12
     PORTFOLIO MANAGERS ....................................................  12
     PURCHASING AND SELLING FUND SHARES ....................................  12
CAMBIAR SMALL CAP FUND .....................................................  14
     FUND INVESTMENT OBJECTIVE .............................................  14
     FUND FEES AND EXPENSES ................................................  14
     PRINCIPAL INVESTMENT STRATEGIES .......................................  15
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  16
     PERFORMANCE INFORMATION ...............................................  16
     INVESTMENT ADVISER ....................................................  17
     PORTFOLIO MANAGERS ....................................................  17
     PURCHASING AND SELLING FUND SHARES ....................................  18
CAMBIAR AGGRESSIVE VALUE FUND ..............................................  19
     FUND INVESTMENT OBJECTIVE .............................................  19
     FUND FEES AND EXPENSES ................................................  19
     PRINCIPAL INVESTMENT STRATEGIES .......................................  20
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  21
     PERFORMANCE INFORMATION ...............................................  24
     INVESTMENT ADVISER ....................................................  24
     PORTFOLIO MANAGER .....................................................  24
     PURCHASING AND SELLING FUND SHARES ....................................  25
CAMBIAR SMID FUND ..........................................................  26
     FUND INVESTMENT OBJECTIVE .............................................  26
     FUND FEES AND EXPENSES ................................................  26
     PRINCIPAL INVESTMENT STRATEGIES .......................................  27
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  28
     PERFORMANCE INFORMATION ...............................................  28
     INVESTMENT ADVISER ....................................................  29
     PORTFOLIO MANAGERS ....................................................  29
     PURCHASING AND SELLING FUND SHARES ....................................  30

                               TABLE OF CONTENTS
                                  (continued)


                                                                            PAGE
CAMBIAR GLOBAL SELECT FUND .................................................  31
     FUND INVESTMENT OBJECTIVE .............................................  31
     FUND FEES AND EXPENSES ................................................  31
     PRINCIPAL INVESTMENT STRATEGIES .......................................  32
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  33
     PERFORMANCE INFORMATION ...............................................  34
     INVESTMENT ADVISER ....................................................  35
     PORTFOLIO MANAGERS ....................................................  35
     PURCHASING AND SELLING FUND SHARES ....................................  35
SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY
     COMPENSATION ..........................................................  36
INVESTING WITH THE CAMBIAR FUNDS ...........................................  37
     BUYING FUND SHARES ....................................................  37
     REDEEMING FUND SHARES .................................................  40
     EXCHANGING FUND SHARES ................................................  43
     TRANSACTION POLICIES ..................................................  43
     ACCOUNT POLICIES ......................................................  46
ADDITIONAL INFORMATION ABOUT THE FUNDS .....................................  51
     OTHER INVESTMENT PRACTICES AND STRATEGIES .............................  51
     INVESTMENT MANAGEMENT .................................................  53
     MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE .............  55
     SHAREHOLDER SERVICING ARRANGEMENTS ....................................  56
     PAYMENTS TO FINANCIAL INTERMEDIARIES ..................................  57
FINANCIAL HIGHLIGHTS .......................................................  58

CAMBIAR OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                        0.90%
Other Expenses                                                            0.11%
Shareholder Service Fees                                                  0.25%
Acquired Fund Fees and Expenses                                           0.01%
                                                                         -------
Total Annual Fund Operating Expenses(2)                                   1.27%
Less Fee Reductions and/or Expense Reimbursements                        (0.06)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions
and/or Expense Reimbursements(2,3)                                        1.21%


(1)  Management Fees have been restated to reflect current fees.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $123        $397         $691         $1,529



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. Normally, the Fund invests at least 65% of its net assets in common stocks of companies with market capitalizations over $1 billion at the time of purchase. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources, and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.



                              2003       35.23%
                              2004       15.05%
                              2005        7.01%
                              2006       16.64%
                              2007       (1.86)%
                              2008      (40.61)%
                              2009       41.70%
                              2010       18.94%
                              2011       (8.69)%
                              2012        8.56%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 22.84% (quarter ended 06/30/2003) and the lowest return for a quarter was (24.06)% (quarter ended 12/31/2008). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 16.20%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                                       SINCE
                                                                                                                     INCEPTION
INVESTOR CLASS SHARES                                          1 YEAR            5 YEARS          10 YEARS           (06/30/98)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                       8.56%            (0.15)%           6.58%               7.13%
Fund Returns After Taxes on Distributions                       8.39%            (0.34)%           6.35%               6.23%
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                                           5.80%            (0.18)%           5.76%               5.80%
S&P 500 ([R]) Index (reflects no deduction for fees,
  expenses, or taxes)                                          16.00%             1.66%            7.10%               3.46%



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served as Lead Manager of the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.


Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.


Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs).  Thereafter your investments must be at least $100.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS.

CAMBIAR INTERNATIONAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar International Equity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                        0.90%
Other Expenses                                                            0.57%
Shareholder Service Fees                                                  0.25%
                                                                         -------
Total Annual Fund Operating Expenses                                      1.72%
Less Fee Reductions and/or Expense Reimbursements                        (0.52)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.20%
and/or Expense Reimbursements(2,3)


(1)  Management Fees have been restated to reflect current fees.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.

(3) The Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements do not correlate to the Ratio of Expenses to Average Net Assets in the Fund's Financial Highlights because prior to September 1, 2012 the expense cap was 1.30%.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $122        $491         $885         $1,987



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES


The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund normally seeks to achieve its goal by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.


In selecting investments for the Fund, the Fund's adviser, Cambiar Investors LLC ("Cambiar" or the "Adviser"), focuses predominantly on medium to large market capitalization equity securities of non-U.S. companies, foreign companies with U.S.-only listings and some U.S. corporations where the preponderance of business activity lies outside the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest, without limit, in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases American Depositary Receipt listings ("ADRs") of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements. The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser also utilizes active country selection as a secondary selection criteria, which is overlaid on the bottom-up criteria described above. The Adviser's country allocation does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. However, the Adviser seeks to avoid specific countries where it is deemed that there exists a high likelihood of economic and financial turbulence due to poor or worsening economic fundamentals, and may seek larger positions in countries where specific economic risk factors are overestimated by the marketplace, causing depressed valuations. A similar approach will be used with regard to overweighting or underweighting specific industrial sectors by country.

The Adviser will tend to hold securities for longer periods of time. Positions held will be carefully re-examined when, for example:

     o    The stock has realized its price target;

     o It experiences exaggerated price moves relative to actual developments; or

     o There is a material change in company fundamentals or market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.


When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States.
Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.



                              2003       38.37%
                              2004       15.48%
                              2005        5.55%
                              2006       29.04%
                              2007       19.68%
                              2008      (49.73)%
                              2009       42.88%
                              2010       12.83%
                              2011       (8.08)%
                              2012       16.95%


During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 29.93% (quarter ended 06/30/2003) and the lowest return for a quarter was (32.95)% (quarter ended 09/30/2008). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 6.24%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                                                                SINCE
                                                                                                              INCEPTION
INVESTOR CLASS SHARES                                   1 YEAR           5 YEARS           10 YEARS           (09/02/97)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                               16.95%           (2.72)%            8.54%               8.04%
Fund on Distributions                                   16.93%           (3.00)%            7.91%               7.57%
Fund Returns After Taxes on Distributions and           11.61%           (2.27)%            7.61%               7.29%
  Sale of Fund Shares
Morgan Stanley Capital International EAFE               17.32%           (3.69)%            8.21%               4.10%
  Index (reflects no deduction for fees,
  expenses, or taxes)



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since its inception.

Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since 2005.


Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.


Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Todd L. Edwards, Ph.D., International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs).  Thereafter your investments must be at least $100.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS.

CAMBIAR SMALL CAP FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                           1.05%
Other Expenses                                                            0.11%
Shareholder Service Fees                                                  0.25%
Acquired Fund Fees and Expenses                                           0.01%
                                                                         -------
Total Annual Fund Operating Expenses(1)                                   1.42%
Less Fee Reductions and/or Expense Reimbursements                        (0.11)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.31%
and/or Expense Reimbursements(1,2)


(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.30% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $133        $439         $766         $1,692

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000 Index ($7.6 billion as of July 31, 2013) or $3.5 billion, whichever is greater at the time of purchase.


Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                              2005       19.98%
                              2006       21.15%
                              2007       (3.88)%
                              2008      (36.27)%
                              2009       45.12%
                              2010       35.73%
                              2011       (1.34)%
                              2012       13.07%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 23.25% (quarter ended 06/30/2009) and the lowest return for a quarter was (27.38)% (quarter ended 12/31/2008). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 13.68%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                        SINCE
                                                                                                      INCEPTION
INVESTOR CLASS SHARES                                              1 YEAR           5 YEARS           (08/31/04)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                          13.07%            6.97%             10.08%
Fund Returns After Taxes on Distributions                          12.82%            6.73%              9.40%
Fund Returns After Taxes on Distributions and                       8.83%            5.93%              8.52%
  Sale of Fund Shares
Russell 2000([R]) Index (reflects no deduction for fees,           16.35%            3.56%              6.82%
  expenses, or taxes)



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.


Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

PURCHASING AND SELLING FUND SHARES


Investor Class shares of the Fund are closed to new investors.

However, existing shareholders of Investor Class shares of the Fund and certain eligible investors, as set forth in the prospectus, may purchase additional Investor Class shares of the Fund in amounts of at least $100 through existing or new accounts and reinvest dividends and capital gains distributions.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS

CAMBIAR AGGRESSIVE VALUE FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Aggressive Value Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                           1.00%
Other Expenses                                                            0.15%
Shareholder Service Fees                                                  0.25%
                                                                         -------
Total Annual Fund Operating Expenses                                      1.40%
Less Fee Reductions and/or Expense Reimbursements(1)                     (0.05)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.35%
and/or Expense Reimbursements

(1) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.35% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $137        $438         $761         $1,675


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the Fund invests at least 65% of its net assets in equity securities of U.S. and non-U.S. companies within any market capitalization range. The equity securities in which the Fund will invest may include convertible securities. The Fund may also sell securities short as part of its investment strategy. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short.

The Fund typically invests in a portfolio of 20-30 issuers that Cambiar Investors LLC ("Cambiar" or the "Adviser") believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund's investment strategy, the Fund is considered to be non-diversified. The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements.

Consistent with its effort to create a focused portfolio of the companies which it believes represent the best opportunities for long-term capital appreciation, the Adviser may at times allocate a significant percentage of the Fund's assets to securities of non-U.S. companies that trade in either domestic or foreign markets. The Adviser may invest in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Adviser's allocation among various foreign countries does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. There is no limit on investments in securities of foreign issuers, including emerging markets issuers.

The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser's short strategy is utilized opportunistically and is driven by the same underlying philosophy and investment process as the long portion of the portfolio. If the Adviser determines that a company does not have the underlying fundamentals to be added to the Fund as a long position, it will consider using the stock speculatively as a short position or as a paired trade to hedge a long position in the Fund.

The Adviser may sell a stock that the Fund holds long because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments; or

     o    It experiences a change in or deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.


When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible securities of similar quality.
 The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

When the Fund sells securities "short," the Fund may be subject to substantially higher risks and greater volatility than most mutual funds. The Fund seeks to increase return and reduce risk by using short sales and other forms of volatile financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

                              2008      (43.82)%
                              2009       77.88%
                              2010       38.54%
                              2011      (17.25)%
                              2012        5.98%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 30.74% (quarter ended 09/30/2009) and the lowest return for a quarter was (36.29)% (quarter ended 09/30/2011). The Fund's Investor Class Shares' total return from 1/1/2013 to 6/30/2013 was 14.65% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                        SINCE
                                                                                                      INCEPTION
INVESTOR CLASS SHARES                                              1 YEAR           5 YEARS           (08/31/07)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                           5.98%            3.95%              4.04%
Fund Returns After Taxes on Distributions                           5.98%            3.23%              3.35%
Fund Returns After Taxes on Distributions and Sale                  3.89%            2.99%              3.09%
  of Fund Shares
Russell 3000([R]) Index (reflects no deduction for fees,           16.42%            2.04%              1.95%
  expenses, or taxes)



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGER

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has managed the Fund since its inception.

PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs).  Thereafter your investments must be at least $100.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS.

CAMBIAR SMID FUND

FUND INVESTMENT OBJECTIVE

The Cambiar SMID Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                           1.05%
Other Expenses                                                            5.87%
Shareholder Service Fees                                                  0.25%
Acquired Fund Fees and Expenses                                           0.01%
                                                                         -------
Total Annual Fund Operating Expenses(1)                                   7.18%
Less Fee Reductions and/or Expense Reimbursements                        (5.82)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.36%
and/or Expense Reimbursements(1,2)

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.35% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $138        $1,594       $2,988       $6,214



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small- to mid-sized companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-sized companies to be those companies with market capitalizations of up to $12 billion at the time of purchase. The Fund normally invests in 35-45 common stocks.


Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the mid- and small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The mid- and small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund invests in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

                                 2012     11.77%


During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 11.66% (quarter ended 3/31/2012) and the lowest return for a quarter was (9.81)% (quarter ended 6/30/2012). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 19.71% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                        SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                                     1 YEAR      (05/31/11)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                                 11.77%       (2.61)%
Fund Returns After Taxes on Distributions                 11.77%       (2.61)%
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                                      7.65%       (2.22)%
Russell 2500 Index (reflects no deduction for fees,
  expenses, or taxes)                                     17.88%        2.51%


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.


Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.


Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since its inception.

PURCHASING AND SELLING FUND SHARES


To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs).  Thereafter your investments must be at least $100.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS.

CAMBIAR GLOBAL SELECT FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Global Select Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                           1.00%
Other Expenses                                                            8.64%
Shareholder Service Fees                                                  0.25%
Acquired Fund Fees and Expenses                                           0.01%
                                                                         -------
Total Annual Fund Operating Expenses(1)                                   9.90%
Less Fee Reductions and/or Expense Reimbursements                        (8.59)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions
and/or Expense Reimbursements(1,2)                                        1.31%

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.30% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $133        $2,087       $3,854       $7,567



PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located throughout the world. The equity securities in which the Fund generally invests are common stocks and American Depositary Receipts ("ADRs"). The Fund may invest in securities of companies of any market capitalization and expects, under normal market conditions, to invest at least 40% of its assets in non-U.S. companies. The Adviser considers a company to be a "non-U.S. company" if: (i) 50% of the company's assets are located outside of the United States; or (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest up to 25% of its assets in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases ADRs of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the mid- and small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The mid- and small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

                         2012     13.51%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 11.69% (quarter ended 3/31/2012) and the lowest return for a quarter was (8.61)% (quarter ended 6/30/2012). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 14.00%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                                   1 YEAR        (11/30/11)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                               13.51%          13.34%
Fund Returns After Taxes on Distributions               12.88%          12.77%
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                                    9.23%          11.19%
MSCI All Country World Index (reflects no
  deduction for fees, expenses, or taxes)               16.13%          14.59%



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Todd L. Edwards, PhD, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception.

PURCHASING AND SELLING FUND SHARES


To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs).  Thereafter your investments must be at least $100.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

TAX INFORMATION


Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE CAMBIAR FUNDS


For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Federal Taxes."


BUYING FUND SHARES

To purchase Investor Class Shares directly from the Funds through their transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.

All investments must be made by check, wire or ACH. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.


Investor Class shares of the Cambiar Small Cap Fund are closed to new investors. However, existing shareholders of Investor Class shares of the Cambiar Small Cap Fund and certain eligible investors, as set forth below, may purchase additional Investor Class shares of the Cambiar Small Cap Fund through existing or new accounts and reinvest dividends and capital gains distributions. Existing shareholders and eligible investors include:

     o Shareholders of Investor Class shares of the Cambiar Small Cap Fund as of April 30, 2013;

     o Qualified defined contribution retirement plans with participants holding Investor Class shares of the Cambiar Small Cap Fund as of April 30, 2013, and participants of such plans regardless of whether they hold Investor Class shares of the Cambiar Small Cap Fund as of April 30,2013;

     o Clients of certain fee based advisory programs sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e. g. , model portfolios managed by a firm or its investment committee);

     o    An employee of Cambiar; or

     o    A trustee of the Advisors' Inner Circle Fund.

The Cambiar Small Cap Fund reserves the right, in its sole discretion, to determine the criteria for qualification as an eligible investor and to reject any purchase order. Sales of Investor Class shares of the Cambiar Small Cap Fund may be further restricted or reopened in the future. Institutional Class shares of the Cambiar Small Cap Fund, which are offered in a different prospectus, will remain open to new investors.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the name of the Fund.

REGULAR MAIL ADDRESS

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS


The Cambiar Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


BY WIRE

To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA# 101000695
The Cambiar Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at:
The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail
Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS


You can open an account with any Fund, except the Cambiar Small Cap Fund, with a minimum initial investment of $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). Investor Class shares of the Cambiar Small Cap Fund are closed to new investors. Thereafter your investments must be at least $100 for each Fund. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.


FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange Investor Class Shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.

--------------------------------------------------------------------------------
FUND NAME                              TRADING SYMBOL      CUSIP     FUND CODE
--------------------------------------------------------------------------------
Cambiar Opportunity Fund                    CAMOX        00758M261      1262
--------------------------------------------------------------------------------
Cambiar International Equity Fund           CAMIX        00758M139      1269
--------------------------------------------------------------------------------
Cambiar Small Cap Fund                      CAMSX        0075W0817      1363
--------------------------------------------------------------------------------
Cambiar Aggressive Value Fund               CAMAX        0075W0650      1365
--------------------------------------------------------------------------------
Cambiar SMID Fund                           CAMMX        00769G766      1270
--------------------------------------------------------------------------------
Cambiar Global Select Fund                  CAMGX        00769G113      1366
--------------------------------------------------------------------------------

REDEEMING FUND SHARES

BY MAIL


You may contact the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:


     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-777-8227 for more information.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING FUND SHARES


At no charge, you may exchange Investor Class Shares of one Cambiar Fund for Investor Class Shares of another Cambiar Fund by writing to or calling the Funds, subject to any applicable minimum investment and investor eligibility requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its net asset value ("NAV") next computed after the Fund receives your order in good form. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds or an authorized institution must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


With respect to non-U.S. securities held by the Cambiar International Equity Fund, the Cambiar Aggressive Value Fund or the Cambiar Global Select Fund, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which a Fund prices its shares, the value the Funds assign to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.


There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services.
The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

IN-KIND TRANSACTIONS

Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each charge a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, each Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.


The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each reserve the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.


PAYMENT OF REDEMPTION PROCEEDS

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

At any time and without notice, the Funds may:

     o    Stop offering shares;

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses. ) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures. "

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

     o    Trading on the NYSE is restricted or halted; or

     o The U. S. Securities and Exchange Commission allows the Funds to delay redemptions.

EXCHANGES

The Funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


In addition, because the Cambiar International Equity Fund, the Cambiar Aggressive Value Fund and the Cambiar Global Select Fund invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

Because the Funds may invest in mid- and small capitalization securities which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities. In addition, because frequent trading may cause a Fund to attempt to maintain higher cash positions, changes to a Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by a Fund.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS


Each Fund may redeem your shares without your permission if the value of your account falls below $1250 for the Fund. This provision does not apply:


     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares.

DISTRIBUTIONS

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year, each Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.
 For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.


INVESTMENTS IN FOREIGN SECURITIES

To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT TAXES

More information about taxes is in the SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The investment objective of the Cambiar Opportunity Fund and the Cambiar International Equity Fund is to seek total return and capital preservation. The investment objective of the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval. In addition to their investment objectives, the Cambiar Opportunity Fund and the Cambiar International Equity Fund each have a goal to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, each Fund may use the investment strategies described below. For more information concerning any of the Funds' investment practices and risks, please read the SAI.

DERIVATIVES

The Funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short. Forward foreign currency exchange contracts, futures, options and swaps are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect each Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Funds buy or sell. The Funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives they purchased or sold.

SHORT-TERM INVESTING


The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objectives. The Funds will use a temporary strategy if the Adviser believes that pursuing the Funds' investment objectives will subject them to a significant risk of loss. Each of the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in particular types of securities as described in each Fund's principal investment strategies. In addition to the temporary measures described above, each Fund may also temporarily deviate from its 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/cambiar and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. Cambiar manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund, as set forth in the table below. As of June 30, 2013, the Adviser had approximately 7.3 billion in assets under management. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Investor Class Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, until September 1, 2014. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between each Fund's total annual Fund operating expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the agreement (or any prior agreement) was in place. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average daily net assets.

------------------------------------------------------------------------------------------------------------------------------------
                                  Cambiar           Cambiar           Cambiar        Cambiar         Cambiar        Cambiar
                             Opportunity Fund     International      Small Cap      Aggressive      SMID Fund        Global
                                                   Equity Fund          Fund        Value Fund                     Select Fund
------------------------------------------------------------------------------------------------------------------------------------
Management Fees          0.90% for first $2.5        0.90%(2)           1.05%          1.00%           1.05%          1.00%
                               billion
                         0.75% above $2.5
                               billion(1)
------------------------------------------------------------------------------------------------------------------------------------
Expense Limits --
Investor Class                 1.20%                 1.20%              1.30%           1.35%           1.35%         1.30%
------------------------------------------------------------------------------------------------------------------------------------
Advisory Fee Paid
During the Most
Recent Fiscal Year             0.83%                 0.76%              0.94%           0.95%              0             0
(after waivers)
------------------------------------------------------------------------------------------------------------------------------------

(1) Prior to September 1, 2013, the management fee for the Cambiar Opportunity Fund was 1.00% for the first $500 million, 0.90% of assets between $500 million and $2.5 billion, and 0.75% for excess of $2.5 billion.

(2) Prior to September 1, 2013, the management fee for the Cambiar International Equity Fund was 1.05%.

A discussion regarding the basis for Board approval of the Funds' investment advisory agreements will be available in the Funds' October 31, 2013 Semi-Annual Report to Shareholders, which will cover the period from May 1, 2013 to October 31, 2013.

PORTFOLIO MANAGERS

The Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of these Funds. Brian
M. Barish serves as the sole portfolio manager of the Cambiar Aggressive Value Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has over 23 years of investment experience. He serves as the sole portfolio manager of the Cambiar Aggressive Value Fund and also serves as the Lead Manager of the investment team of the Cambiar Opportunity Fund and Co-Manager of the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has over 19 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the health care and retail sectors. Prior to joining the Adviser, Ms. Mendelsberg served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Mendelsberg received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has over 23 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has over 20 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005 and has over 18 years of investment experience. She co-manages the Cambiar International Equity Fund with a focus on the energy, industrials, utilities and basic materials sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has over 14 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Todd L. Edwards, PhD, joined the Adviser in 2007 and has over 17 years of investment experience. He co-manages the Cambiar Global Select Fund and Cambiar International Equity Fund with a focus on non-U.S. company coverage in the financial services and consumer staple sectors. In addition, Mr. Edwards is responsible for the Adviser's macroeconomic and policy research efforts. Prior to joining the Adviser, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina. Mr. Edwards received a PhD and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has over 19 years of investment experience. Mr. Shiraishi co-manages the Cambiar Global Select Fund and Cambiar International Equity Fund. He is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining the Adviser, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has over 13 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund. Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors. Prior to joining the Adviser, he worked at UBS Investment Bank, where he was an associate analyst on the Global Communications Equipment Equity Research Team. Mr. Susman began his investment career as a Research Associate at Wellington Management. Mr. Susman received an MBA in Finance and Corporate Strategy from the University of Michigan and a BA in Economics and International Relations from Tufts University.


MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE

Cambiar Opportunity Fund


Effective June 24, 2002, the Cambiar Opportunity Fund ("Opportunity Fund") became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund was managed by the same Adviser that currently manages the Opportunity Fund, had identical investment objectives and strategies as the Opportunity Fund and was subject to substantially similar fees and expenses. The performance shown in the performance table on page 6 of this prospectus represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.

Cambiar International Equity Fund


Effective September 9, 2002, the Cambiar International Equity Fund
     ("International Equity Fund") became the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same Adviser that currently manages the International Equity Fund and had identical investment objectives and strategies as the International Equity Fund. The performance shown in the performance table on page 13 of this prospectus represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the International Equity Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the International Equity Fund. If it had been, the Predecessor International Fund's performance may have been lower.


Cambiar Small Cap Fund


Prior to September 1, 2009, the Cambiar Small Cap Fund's ("Small Cap Fund") investment strategy also included investments in common stocks of medium-sized companies, in addition to investments in common stocks of small-sized companies; therefore, the performance shown in the bar chart and performance table on page 18 of this prospectus for periods prior to September 1, 2009 may have differed had the Small Cap Fund's current investment strategy been in effect during those periods.


SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds have adopted a shareholder servicing plan that provides that each Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on each Fund's Investor Class Shares' average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Investor Class Shares of the Funds. The financial highlights table is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund's operations. Certain information contained in the tables reflects the financial results for a single Investor Class Share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.


------------------------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND                                   2013          2012          2011            2010          2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $17.90        $20.38        $16.31          $11.43        $18.65

Income (Loss) from Operations:
  Net Investment Income(1)                          0.19          0.13          0.07            0.13          0.11
  Net Realized and Unrealized Gain (Loss)           2.55         (2.52)         4.18            4.77         (7.04)
                                                  ------        ------        ------          ------        ------
    Total From Operations                           2.74         (2.39)         4.25            4.90         (6.93)
                                                  ------        ------        ------          ------        ------
Dividends and Distributions:
  Net Investment Income                            (0.19)        (0.09)        (0.18)          (0.02)        (0.09)
  Net Realized Gain                                   --            --            --              --         (0.20)
                                                  ------        ------        ------          ------        ------
    Total Dividends and Distributions              (0.19)        (0.09)        (0.18)          (0.02)        (0.29)
                                                  ------        ------        ------          ------        ------
Net Asset Value, End of Year                      $20.45        $17.90        $20.38          $16.31        $11.43
                                                  ======        ======        ======          ======        ======
Total Return(2)                                    15.51%       (11.71)%       26.19%          42.89%       (37.05)%
                                                  ======        ======        ======          ======        ======
Ratios and Supplemental Data
  Net Assets, End of Year (Thousands)           $496,247      $923,887    $1,279,183        $811,337      $634,969
  Ratio of Expenses to Average Net Assets           1.20%         1.20%         1.20%           1.20%         1.20%
  Ratio of Expenses to Average Net Assets
    (Excluding Waivers and Fees Paid                1.31%         1.30%         1.33%           1.35%         1.35%
    Indirectly)
  Ratio of Net Investment Income to
    Average Net Assets                              1.08%         0.73%         0.36%           0.91%         0.83%
  Portfolio Turnover Rate                             64%           62%           63%             78%          131%


(1)  Per share data calculated using the average shares method.

(2) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Amounts designated as "--" are $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------
                                                                   YEARS ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                     2013         2012         2011         2010         2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $19.54       $21.63       $17.32       $12.11       $25.85

Income (Loss) from Operations:
  Net Investment Income(1)                     0.25         0.33         0.20         0.22         0.16
  Net Realized and Unrealized Gain             2.29        (2.24)        4.32         4.99       (12.44)
  (Loss)                                     ------       ------       ------       ------       ------
    Total From Operations                      2.54        (1.91)        4.52         5.21       (12.28)
                                             ------       ------       ------       ------       ------
Dividends and Distributions:
  Net Investment Income                       (0.31)       (0.18)       (0.21)          --        (0.14)
  Net Realized Gain                              --           --           --           --        (1.31)
  Return of Capital                              --           --           --           --        (0.01)
                                             ------       ------       ------       ------       ------
    Total Dividends and Distributions         (0.31)       (0.18)       (0.21)          --        (1.46)
                                             ------       ------       ------       ------       ------
Redemption Fees(1,2)                           0.00         0.00         0.00         0.00         0.00
                                             ------       ------       ------       ------       ------
Net Asset Value, End of Year                 $21.77       $19.54       $21.63       $17.32       $12.11
                                             ======       ======       ======       ======       ======
Total Return(3)                               13.12%       (8.72)%      26.27%       43.02%      (47.44)%
                                             ======       ======       ======       ======       ======
Ratios and Supplemental Data
  Net Assets, End of Year (Thousands)       $30,615      $35,285      $38,356      $25,517      $18,710
  Ratio of Expenses to Average Net
    Assets                                     1.23%        1.30%        1.30%        1.30%        1.38%(4)
  Ratio of Expenses to Average Net
    Assets (Excluding Waivers and
    Fees Paid Indirectly)                      1.70%        1.61%        1.68%        1.75%        1.65%
  Ratio of Net Investment Income to
    Average Net Assets                         1.29%        1.73%        1.11%        1.39%        1.00%
  Portfolio Turnover Rate                        75%          62%          69%          86%         161%


(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4) The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.39%.



Amounts designated as "--" are $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------
                                                                   YEARS ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND                                2013          2012           2011          2010          2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $18.76        $19.76         $15.03        $9.59         $13.53

Income (Loss) from Operations:
  Net Investment Loss(1)                      (0.07)        (0.10)         (0.07)       (0.06)         (0.05)
  Net Realized and Unrealized Gain             1.72         (0.35)(4)       4.79         5.50          (3.89)
  (Loss)                                     ------        ------         ------        -----         ------
    Total From Operations                      1.65         (0.45)          4.72         5.44          (3.94)
                                             ------        ------         ------        -----         ------
Dividends and Distributions:
  Net Realized Gain                           (0.28)        (0.55)            --           --             --
                                             ------        ------         ------        -----         ------
    Total Dividends and                       (0.28)        (0.55)            --           --             --
                                             ------        ------         ------        -----         ------
    Distributions
Redemption Fees(1)                             0.00(2)       0.00(2)        0.01         0.00(2)        0.00(2)
                                             ------        ------         ------        -----         ------
Net Asset Value, End of Year                 $20.13        $18.76         $19.76       $15.03          $9.59
                                             ======        ======         ======       ======         ======
Total Return(5)                                8.96%        (1.80)%        31.47%       56.73%        (29.12)%
                                             ======        ======         ======       ======         ======
Ratios and Supplemental Data
  Net Assets, End of Year
  (Thousands)                              $849,731      $800,200       $559,940     $122,384        $39,184
  Ratio of Expenses to Average Net
    Assets                                     1.30%        1.26%           1.25%        1.24%          1.32%(3)
  Ratio of Expenses to Average Net
    Assets (Excluding Waivers and
    Fees Paid Indirectly)                      1.41%        1.38%           1.43%        1.60%          1.58%
  Ratio of Net Investment Loss to
    Average Net Assets                        (0.38)%      (0.55)%         (0.44)%      (0.52)%        (0.42)%
  Portfolio Turnover Rate                        71%          70%             85%          99%           103%


(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3) The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.34%.

(4) The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(5) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



Amounts designated as "--" are $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE VALUE FUND                                  2013          2012          2011          2010         2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $10.94        $16.25        $10.93        $6.24        $10.77

Income (Loss) from Operations:
  Net Investment Income (Loss)(1)                       0.01         (0.03)        (0.12)       (0.01)         0.02
  Net Realized and Unrealized Gain (Loss)               1.41         (4.73)         5.89         4.70         (4.42)
                                                      ------        ------        ------        -----        ------
    Total From Operations                               1.42         (4.76)         5.77         4.69         (4.40)
                                                      ------        ------        ------        -----        ------
Dividends and Distributions:
  Net Investment Income                                   --            --         (0.03)          --            --
  Net Realized Gain                                       --         (0.55)        (0.46)          --         (0.14)
  Return of Capital                                       --          0.00(2)         --           --          0.00(2)
                                                      ------        ------        ------        -----        ------
    Total Dividends and Distributions                     --         (0.55)        (0.49)          --         (0.14)
                                                      ------        ------        ------        -----        ------
Redemption Fees(1)                                      0.00(2)         --          0.04         0.00(2)       0.01
                                                      ------        ------        ------        -----        ------
Net Asset Value, End of Year                          $12.36        $10.94        $16.25       $10.93         $6.24
                                                      ======        ======        ======       ======        ======
Total Return(3)                                        12.98%       (29.09)%       54.32%       75.16%       (40.52)%
                                                      ======        ======        ======       ======        ======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)             $134,748      $227,573      $390,335      $29,716       $16,620
  Ratio of Expenses to Average Net Assets               1.35%         1.35%         1.36%        1.50%         1.50%
  Ratio of Expenses to Average Net Assets
    (Excluding Waivers, Expense Reimbursements
    and Fees Paid Indirectly)                           1.40%         1.40%         1.45%        1.71%         1.70%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                          0.12%        (0.27)%       (0.89)%      (0.14)%        0.25%
  Portfolio Turnover Rate                                 85%          196%          128%         205%          296%


(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



Amounts designated as "--" are $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED         MAY 31, 2011(1) TO
                                                                                 APRIL 30,             APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
SMID FUND                                                                          2013                  2012
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                                 $9.56                $10.00

Income (Loss) from Operations:
  Net Investment Income (Loss)(5)                                                  (0.01)                (0.04)
  Net Realized and Unrealized Gain (Loss)                                           1.30                 (0.40)
                                                                                  ------                ------
    Total From Operations                                                           1.29                 (0.44)
                                                                                  ------                ------
Net Asset Value, End of Year                                                      $10.85                 $9.56
                                                                                  ======                ======
Total Return(4)                                                                    13.49%                (4.40)%
                                                                                  ======                ======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)                                           $1,814                $1,603
  Ratio of Expenses to Average Net Assets                                           1.35%                 1.35%(2)
  Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense
    Reimbursements and Fees Paid Indirectly)                                        7.17%                 8.56%(2)
  Ratio of Net Investment Income (Loss) to Average Net Assets                      (0.16)%               (0.44)%(2)
  Portfolio Turnover Rate                                                            105%                   96%(3)


(1)  Commencement of Operations

(2)  Annualized

(3) Portfolio turnover is for the period indicated and has not been annualized.

(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(5)  Per share data calculated using the average shares method.


Amounts designated as "--" are $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED           NOVEMBER 30,
                                                                             APRIL 30,         2011(1) TO APRIL
                                                                                                     30,
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL SELECT FUND                                                             2013                 2012
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                            $11.07               $10.00

Income (Loss) from Operations:
  Net Investment Income(5)                                                      0.09                 0.03
  Net Realized and Unrealized Gain                                              1.63                 1.04
                                                                              ------               ------
    Total From Operations                                                       1.72                 1.07
                                                                              ------               ------
Dividends and Distributions:
  Net Investment Income                                                        (0.10)                  --
  Net Realized Gain                                                            (0.20)                  --
                                                                              ------               ------
    Total Dividends and Distributions                                          (0.30)                  --
                                                                              ------               ------
Redemption Fees(5)                                                              0.00(6)                --
                                                                              ------               ------
Net Asset Value, End of Year                                                  $12.49               $11.07
                                                                              ======               ======
Total Return(4)                                                                16.00%               10.70%
                                                                              ======               ======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)                                       $1,413               $1,210
  Ratio of Expenses to Average Net Assets                                       1.30%                1.30%(2)
  Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense
    Reimbursements and Fees Paid Indirectly)                                    9.89%               15.05%(2)
  Ratio of Net Investment Income (Loss) to Average Net Assets                   0.77%                0.70%(2)
  Portfolio Turnover Rate                                                         70%                  22%(3)


(1)  Commencement of Operations

(2)  Annualized

(3) Portfolio turnover is for the period indicated and has not been annualized.

(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)  Per share data calculated using the average shares method.

(6)  Amount represents less than $0.01 per share.



Amounts designated as "--" are $0 or have been rounded to $0.

THE CAMBIAR FUNDS

Investors who want more information about the Funds should read the Funds' Annual/Semi-Annual Reports and the SAI. The Annual/Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

                               The Cambiar Funds
                                P.O. Box 219009
                             Kansas City, MO 64121
                           (Toll free)1-866-777-8227


You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Trust's Investment Company Act of 1940 file number is 811-06400.


                                                                 CMB-PS-004-0400


[CAMBIAR INVESTORS LOGO]

                            CAMBIAR OPPORTUNITY FUND
                              TICKER SYMBOL: CAMWX


                       CAMBIAR INTERNATIONAL EQUITY FUND
                              TICKER SYMBOL: CAMYX

                             CAMBIAR SMALL CAP FUND
                              TICKER SYMBOL: CAMZX


                     INSTITUTIONAL CLASS SHARES PROSPECTUS


                               SEPTEMBER 1, 2013


                        THE ADVISORS' INNER CIRCLE FUND

                            [CAMBIAR INVESTORS LOGO]
                            MANAGER FOR ALL SEASONS

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                 CMB-PS-002-1000

                               TABLE OF CONTENTS


                                                                        PAGE
CAMBIAR OPPORTUNITY FUND ...............................................  1
     FUND INVESTMENT OBJECTIVE .........................................  1
     FUND FEES AND EXPENSES ............................................  1
     PRINCIPAL INVESTMENT STRATEGIES ...................................  2
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................  3
     PERFORMANCE INFORMATION ...........................................  4
     INVESTMENT ADVISER ................................................  5
     PORTFOLIO MANAGERS ................................................  5
CAMBIAR INTERNATIONAL EQUITY FUND ......................................  6
     FUND INVESTMENT OBJECTIVE .........................................  6
     FUND FEES AND EXPENSES ............................................  6
     PRINCIPAL INVESTMENT STRATEGIES ...................................  7
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................  8
     PERFORMANCE INFORMATION ...........................................  10
     INVESTMENT ADVISER ................................................  11
     PORTFOLIO MANAGERS ................................................  11
CAMBIAR SMALL CAP FUND .................................................  13
     FUND INVESTMENT OBJECTIVE .........................................  13
     FUND FEES AND EXPENSES ............................................  13
     PRINCIPAL INVESTMENT STRATEGIES ...................................  14
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................  15
     PERFORMANCE INFORMATION ...........................................  15
     INVESTMENT ADVISER ................................................  16
     PORTFOLIO MANAGERS ................................................  16
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES,
     TAXES AND FINANCIAL INTERMEDIARY COMPENSATION .....................  18
INVESTING WITH THE CAMBIAR FUNDS .......................................  19
     BUYING FUND SHARES ................................................  19
     REDEEMING FUND SHARES .............................................  21
     EXCHANGING FUND SHARES ............................................  22
     TRANSACTION POLICIES ..............................................  22
     ACCOUNT POLICIES ..................................................  26
ADDITIONAL INFORMATION ABOUT THE FUNDS .................................  32
          OTHER INVESTMENT PRACTICES AND STRATEGIES ....................  32
          INVESTMENT MANAGEMENT ........................................  33
     MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE .........  36
     SHAREHOLDER SERVICING ARRANGEMENTS ................................  36
     PAYMENTS TO FINANCIAL INTERMEDIARIES ..............................  37
FINANCIAL HIGHLIGHTS ...................................................  38

CAMBIAR OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



Management Fees(1)                                                       0.90%
Other Expenses                                                           0.11%
Acquired Fund Fees and Expenses                                          0.01%
                                                                        -------
Total Annual Fund Operating Expenses(2)                                  1.02%
Less Fee Reductions and/or Expense Reimbursements                       (0.06)%
                                                                        -------
Total Annual Fund Operating Expenses After Fee Reductions                0.96%
and/or Expense Reimbursements(2,3)


(1)  Management Fees have been restated to reflect current fees.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.


(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR     3 YEARS      5 YEARS      10 YEARS
                $98        $319          $557        $1,242



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. Normally, the Fund invests at least 65% of its net assets in common stocks of companies with market capitalizations over $1 billion at the time of purchase. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources, and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The  Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information provided includes the returns of Investor Class Shares for periods before November 3, 2005. Investor Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that expenses of Institutional Class Shares are lower. Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.



                              2003       35.23%
                              2004       15.05%
                              2005        7.07%
                              2006       16.96%
                              2007       (1.66)%
                              2008      (40.46)%
                              2009       42.14%
                              2010       19.22%
                              2011       (8.48)%
                              2012        8.86%


During the periods shown in the chart, the highest return for a quarter was 22.84% (quarter ended 06/30/2003) and the lowest return for a quarter was (24.02)% (quarter ended 12/31/2008). The Fund's Institutional Class Shares total return from 1/1/2013 to 6/30/2013 was 16.34% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                                                                       SINCE
                                                                                                                     INCEPTION
INSTITUTIONAL CLASS SHARES                                     1 YEAR           5 YEARS           10 YEARS           (06/30/98)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                       8.86%            0.10%             6.77%               7.26%
Fund Returns After Taxes on Distributions                       8.62%           (0.14)%            6.48%               6.31%
Fund Returns After Taxes on Distributions and                   6.07%            0.02%             5.90%               5.89%
  Sale of Fund Shares
S&P 500 ([R]) Index (reflects no deduction for fees,           16.00%            1.66%             7.10%               3.46%
  expenses, or taxes)


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served as Lead Manager of the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.


Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.


Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 18 OF THE PROSPECTUS.

CAMBIAR INTERNATIONAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar International Equity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if                     2.00%
shares redeemed have been held for less than 90
days)


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                         0.90%
Other Expenses                                                             0.64%
                                                                         -------
Total Annual Fund Operating Expenses                                       1.54%
Less Fee Reductions and/or Expense Reimbursements                        (0.59)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                  0.95%
and/or Expense Reimbursements(2)

(1)  Management Fees have been restated to reflect current fees.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $97         $429         $784         $1,784


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund normally seeks to achieve its goal by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

In selecting investments for the Fund, the Fund's adviser, Cambiar Investors LLC ("Cambiar" or the "Adviser"), focuses predominantly on medium to large market capitalization equity securities of non-U.S. companies, foreign companies with U.S.-only listings and some U.S. corporations where the preponderance of business activity lies outside the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest, without limit, in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases American Depositary Receipt listings ("ADRs") of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements. The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser also utilizes active country selection as a secondary selection criteria, which is overlaid on the bottom-up criteria described above. The Adviser's country allocation does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. However, the Adviser seeks to avoid specific countries where it is deemed that there exists a high likelihood of economic and financial turbulence due to poor or worsening economic fundamentals, and may seek larger positions in countries where specific economic risk factors are overestimated by the marketplace, causing depressed valuations. A similar approach will be used with regard to overweighting or underweighting specific industrial sectors by country.

The Adviser will tend to hold securities for longer periods of time. Positions held will be carefully re-examined when, for example:

     o    The stock has realized its price target;

     o It experiences exaggerated price moves relative to actual developments; or

     o There is a material change in company fundamentals or market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Institutional Class Shares of the Fund commenced operations on November 30, 2012 and therefore do not have a full calendar year of performance information to report. The performance information provided shows the returns of the Investor Class Shares of the Fund, which are offered in a separate prospectus. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Institutional Class Shares are lower. Updated performance information is available by calling 1-866-777-8227.



                              2003       38.37%
                              2004       15.48%
                              2005        5.55%
                              2006       29.04%
                              2007       19.68%
                              2008      (49.73)%
                              2009       42.88%
                              2010       12.83%
                              2011       (8.08)%
                              2012       16.95%


During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 29.93% (quarter ended 06/30/2003) and the lowest return for a quarter was (32.95)%

(quarter ended 09/30/2008). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 6.24% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.



                                                                                                                     SINCE
                                                                                                                   INCEPTION
INVESTOR CLASS SHARES                                           1 YEAR           5 YEARS          10 YEARS         (09/02/97)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                       16.95%           (2.72)%           8.54%              8.04%
Fund Returns After                                              16.93%           (3.00)%           7.91%              7.57%
Taxes on Distributions
Fund Returns After Taxes on Distributions and Sale of
  Fund Shares                                                   11.61%           (2.27)%           7.61%              7.29%
Morgan Stanley Capital International EAFE Index
  (reflects no deduction for fees, expenses, or taxes)          17.32%           (3.69)%           8.21%              4.10%


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since its inception.

Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since 2005.

Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Todd L. Edwards, Ph.D., International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 18 OF THE PROSPECTUS.

CAMBIAR SMALL CAP FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if                     2.00%
shares redeemed have been held for less than 90 days)


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                            1.05%
Other Expenses                                                             0.11%
Acquired Fund Fees and Expenses                                            0.01%
                                                                         -------
Total Annual Fund Operating Expenses(1)                                    1.17%
Less Fee Reductions and/or Expense Reimbursements                        (0.11)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                  1.06%
and/or Expense Reimbursements(1,2)


(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.05% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $108        $361         $633         $1,411


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000 Index ($7.6 billion as of July 31, 2013) or $3.5 billion, whichever is greater at the time of purchase.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information provided includes the returns of Investor Class Shares for periods prior to October 31, 2008. Investor Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Institutional Class Shares are lower. Updated performance information is available by calling
1-866-777-8227.



                              2005       19.98%
                              2006       21.15%
                              2007       (3.88)%
                              2008      (36.19)%
                              2009       45.40%
                              2010       35.93%
                              2011       (1.16)%
                              2012       13.40%


During the periods shown in the chart, the highest return for a quarter was 23.35% (quarter ended 06/30/2009) and the lowest return for a quarter was (27.30)% (quarter ended 12/31/2008). The Fund's Institutional Class Shares total return from 1/1/2013 to 6/30/2013 was 13.87% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                       SINCE
                                                                                                     INCEPTION
INSTITUTIONAL CLASS SHARES                                         1 YEAR          5 YEARS           (8/31/04)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                          13.40%           7.17%             10.21%
Fund Returns After Taxes on Distributions                          13.15%           6.92%              9.50%
Fund Returns After Taxes on Distributions and                      9.04%            6.10%              8.60%
  Sale of Fund Shares
Russell 2000([R]) Index (reflects no deduction for fees,           16.35%           3.56%              6.82%
  expenses, or taxes)


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 18 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASING AND SELLING FUND SHARES


To purchase shares of a Fund for the first time, you must invest at least $5,000,000. Each Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If the fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Funds directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.


TAX INFORMATION


Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE CAMBIAR FUNDS


For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Federal Taxes."


BUYING FUND SHARES

To purchase Institutional Class Shares directly from the Funds through their transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.


All investments must be made by check, wire or ACH. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the name of the Fund.

REGULAR MAIL ADDRESS

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS


The Cambiar Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA# 101000695
The Cambiar Funds
DDA Acct. #9871063178
Ref: Fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at:
The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail
Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS


The minimum investment in Institutional Class Shares of each Fund is $5,000,000. Each Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If the fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund. There is no minimum for subsequent investments.


FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange Institutional Class Shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.



--------------------------------------------------------------------------------
FUND NAME                              TRADING SYMBOL      CUSIP      FUND CODE
--------------------------------------------------------------------------------
Cambiar Opportunity Fund                    CAMWX        0075W0825      1362
--------------------------------------------------------------------------------
Cambiar International Equity Fund           CAMYX        00769G0543     1209
--------------------------------------------------------------------------------
Cambiar Small Cap Fund                      CAMZX        0075W0593      1364
--------------------------------------------------------------------------------


REDEEMING FUND SHARES

BY MAIL


You may contact the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:


     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-777-8227 for more information.


BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

EXCHANGING FUND SHARES

At no charge, you may exchange Institutional Class Shares of one Cambiar Fund for Institutional Class Shares of another Cambiar Fund by writing to or calling the Funds, subject to any applicable minimum investment requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its net asset value ("NAV") next computed after the Fund receives your order in good form. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds or an authorized institution must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


With respect to non-U.S. securities held by the Cambiar International Equity Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Cambiar International Equity Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Cambiar International Equity Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges-- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services.
The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

IN-KIND TRANSACTIONS

Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE


In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar Small Cap Fund and the Cambiar International Equity Fund each charge a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the appropriate Fund. However, each Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Cambiar International Equity Fund and Cambiar Small Cap Fund each reserve the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.


PAYMENT OF REDEMPTION PROCEEDS

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

At any time and without notice, the Funds may:

     o    Stop offering shares;

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses. ) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures. "

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

     o    Trading on the NYSE is restricted or halted; or

     o The U. S. Securities and Exchange Commission allows the Funds to delay redemptions.

EXCHANGES

The Funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


In addition, because the Cambiar International Equity Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price."


Because the Funds may invest in mid and small capitalization securities which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities. In addition, because frequent trading may cause a Fund to attempt to maintain higher cash positions, changes to a Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by a Fund.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o The Cambiar International Equity Fund and Cambiar Small Cap Fund each assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").


     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Funds reserve the right to close or liquidate your account at the NAV next -determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS


The Funds may redeem your shares without your permission if the value of your account falls below $2,500,000. This provision does not apply:


     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares.

DISTRIBUTIONS

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year, each Fund will send you a statement showing the types and total amount of distributions you received during the previous year.


Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.
 For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.


INVESTMENT IN FOREIGN SECURITIES

To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT TAXES

More information about taxes is in the SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS


The investment objectives of the Cambiar Opportunity Fund and Cambiar International Equity Fund are to seek total return and capital preservation. The investment objective of the Cambiar Small Cap Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval. In addition to their investment objectives, the Cambiar Opportunity Fund and Cambiar International Equity Fund each have a goal to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential.


OTHER INVESTMENT PRACTICES AND STRATEGIES

Each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, each Fund may use the investment strategies described below. For more information concerning any of the Funds' investment practices and risks, please read the SAI.

DERIVATIVES

The Funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short. Forward foreign currency exchange contracts, futures, options and swaps are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect each Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Funds buy or sell. The Funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives they purchased or sold.

SHORT-TERM INVESTING


The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objectives. The Funds will use a temporary strategy if the Adviser believes that pursuing the Funds' investment objectives will subject them to a significant risk of loss. Each of the Cambiar Small Cap Fund and the Cambiar International Equity Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in particular types of securities as described in each Fund's principal investment strategies. In addition to the temporary measures described above, each Fund may also temporarily deviate from its 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/cambiar and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. Cambiar manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund, as set forth in the table below. As of June 30, 2013, the Adviser had approximately $7.3 billion in assets under management. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Institutional Class Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, until September 1, 2014. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between each Fund's total annual Fund operating expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the agreement (or any prior agreement) was in place. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average daily net assets.




                                                                                   Cambiar
                                             Cambiar                            International                Cambiar
                                           Opportunity                             Equity                   Small Cap
                                              Fund                                 Fund(2)                    Fund
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                      0.90% for first $2.5 billion                   0.90%(1)                   1.05%
                                     0.75% above $2.5 billion(3)
------------------------------------------------------------------------------------------------------------------------------------
Expense Limits -- Institutional               0.95%                                 0.95%                      1.05%
Class
------------------------------------------------------------------------------------------------------------------------------------
Advisory Fee Paid During the                  0.83%                                 0.42%                      0.94%
Most Recent Fiscal Year (after
waivers)
------------------------------------------------------------------------------------------------------------------------------------

(1) Prior to September 1, 2013, the management fee for the Cambiar International Equity Fund was 1.05%.

(2) Institutional Class Shares of the Cambiar International Equity Fund commenced operations on November 30, 2012.

(3) Prior to September 1, 2013, the management fee for the Cambiar Opportunity Fund was 1.00% for the first $500 million, 0.90% of assets between $500 million and $2.5 billion, and 0.75% for excess of $2.5 billion.

A discussion regarding the basis for Board approval of the Funds' investment advisory agreements will be available in the Funds' October 31, 2013 Semi-Annual Report to Shareholders, which will cover the period from May 1, 2013 to October 31, 2013.


PORTFOLIO MANAGERS


The Funds are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Funds. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has over 23 years of investment experience. He serves as the Lead Manager of the investment team of the Cambiar Opportunity Fund and Co-Manager of the Cambiar Small Cap Fund and Cambiar International Equity Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has over 19 years of investment experience. She co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund, with a focus on the health care and retail sectors.
 Prior to joining the Adviser, Ms. Mendelsberg served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Mendelsberg received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has over 23 years of investment experience. She co-manages each Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has over 20 years of investment experience. He co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has over 14 years of investment experience. He co-manages the Funds with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005 and has over 18 years of investment experience. She co-manages the Cambiar International Equity Fund with a focus on the energy, industrials, utilities and basic materials sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Todd L. Edwards, PhD, joined the Adviser in 2007 and has over 17 years of investment experience. He co-manages the Cambiar International Equity Fund with a focus on non-U.S. company coverage in the financial services and consumer staple sectors. In addition, Mr. Edwards is responsible for the Adviser's macroeconomic and policy research efforts. Prior to joining the Adviser, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina. Mr. Edwards received a Ph.D. and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has over 19 years of investment experience. Mr. Shiraishi co-manages the Cambiar International Equity Fund. He is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining the Adviser, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has over 13 years of investment experience. He co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund. Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors. Prior to joining the Adviser, he worked at UBS Investment Bank, where he was an associate analyst on the Global Communications Equipment Equity Research Team. Mr. Susman began his investment career as a Research Associate at Wellington Management. Mr. Susman received an MBA in Finance and Corporate Strategy from the University of Michigan and a BA in Economics and International Relations from Tufts University.

MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE


CAMBIAR OPPORTUNITY FUND
Effective June 24, 2002, the Cambiar Opportunity Fund ("Opportunity Fund") became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund was managed by the same Adviser that currently manages the Opportunity Fund, had identical investment objectives and strategies as the Opportunity Fund and was subject to substantially similar fees and expenses. The performance shown in the performance table on page 5 of this prospectus represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.

CAMBIAR INTERNATIONAL EQUITY FUND
Effective September 9, 2002, the Fund became the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same Adviser that currently manages the Fund and had identical investment objectives and strategies as the Fund. The performance shown in the performance table on page 11 of this prospectus represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor International Fund's performance may have been lower.

CAMBIAR SMALL CAP FUND
Prior to September 1, 2009, the Cambiar Small Cap Fund's ("Small Cap Fund") investment strategy also included investments in common stocks of medium-sized companies, in addition to investments in common stocks of small-sized companies; therefore, the performance shown in the bar chart and performance table on page 16 of this prospectus for periods prior to September 1, 2009 may have differed had the Small Cap Fund's current investment strategy been in effect during those periods.


SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Institutional Class Shares of the Funds. The financial highlights table is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund's operations. Certain information contained in the tables reflects the financial results for a single Institutional Class Share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.



                                                               YEARS ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND                         2013          2012          2011         2010          2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Year                                    $17.91        $20.40        $16.32       $11.43        $18.68

Income (Loss) from Operations:
  Net Investment Income(1)                0.24          0.17          0.11         0.17          0.14
  Net Realized and Unrealized
  Gain (Loss)                             2.54         (2.53)         4.19         4.78         (7.07)
                                        ------        ------        ------       ------        ------
    Total From Operations                 2.78         (2.36)         4.30         4.95         (6.93)
                                        ------        ------        ------       ------        ------
Dividends and Distributions:
  Net Investment Income                  (0.26)        (0.13)        (0.22)       (0.06)        (0.12)
  Net Realized Gain                         --            --            --           --         (0.20)
                                        ------        ------        ------       ------        ------
    Total Dividends and
    Distributions                        (0.26)        (0.13)        (0.22)       (0.06)        (0.32)
                                        ------        ------        ------       ------        ------
Net Asset Value, End of Year            $20.43        $17.91        $20.40       $16.32        $11.43
                                        ======        ======        ======       ======        ======
Total Return(2)                          15.76%       (11.50)%       26.53%       43.29%       (36.94)%
                                        ======        ======        ======       ======        ======
Ratios and Supplemental Data
  Net Assets, End of Years
  (Thousands)                         $282,857      $377,445      $378,342     $332,988      $234,117
  Ratio of Expenses to Average
    Net Assets                            0.95%         0.95%         0.95%        0.95%         0.95%
  Ratio of Expenses to Average
    Net Assets (Excluding
    Waivers, Expense                      1.06%         1.05%         1.08%        1.10%         1.08%
    Reimbursements and Fees
    Paid Indirectly)
  Ratio of Net Investment
    Income to Average Net
    Assets                               1.33%          0.96%         0.66%        1.15%         0.99%
  Portfolio Turnover Rate                  64%            62%           63%          78%          131%


     (1)  Per share data calculated using the average shares method.

     (2) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Amounts designated as "--" are $0 or have been rounded to $0.

--------------------------------------------------------------------------------
                                                    NOVEMBER
                                                       30,
                                                   2012(1) TO
                                                    APRIL 30,
INTERNATIONAL EQUITY FUND                             2013
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $19.85

Income (Loss) from Operations:
  Net Investment Income(5)                             0.18
  Net Realized and Unrealized Gain                     2.07
  (Loss)                                             ------
    Total From Operations                              2.25
                                                     ------
Dividends and Distributions:
  Net Investment Income                               (0.31)
  Net Realized Gain                                      --
                                                     ------
    Total Dividends and Distributions                 (0.31)
                                                     ------
Redemption Fees(5,6)                                   0.00
                                                     ------
Net Asset Value, End of Year                         $21.79
                                                     ======
Total Return(4)                                       11.48%
                                                     ======
Ratios and Supplemental Data
  Net Assets, End of Year (Thousands)                $8,243
  Ratio of Expenses to Average Net
    Assets                                             0.95%(2)
  Ratio of Expenses to Average Net
    Assets (Excluding Waivers and
    Fees Paid Indirectly)                              1.59%(2)
  Ratio of Net Investment Income to
    Average Net Assets                                 2.04%(2)
  Portfolio Turnover Rate                                75%(3)


(1)  Commencement of Operations

(2)  Annualized

(3)  Portfolio turnover is for the Fund for the year ended April 30, 2013.

(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)  Per share data calculated using the average shares method.

(6)  Amount represents less than $0.01 per share.


Amounts designated as "--" are $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------

                                                     YEAR ENDED APRIL 30,                       OCTOBER 31,
                                                                                             2008(1) TO APRIL
                                                                                                   30,
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND                               2013          2012           2011       2010         2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $18.90        $19.86         $15.08     $9.60         $9.60

Income (Loss) from Operations:
  Net Investment Income (Loss)(5)            (0.03)        (0.06)         (0.07)    (0.07)         0.01
  Net Realized and Unrealized Gain (Loss)     1.75         (0.35)(8)       4.85      5.55         (0.01)
                                            ------        ------         ------     -----         -----
    Total From Operations                     1.72         (0.41)          4.78      5.48            --
                                            ------        ------         ------     -----         -----
Dividends and Distributions:
Net Realized Gain                            (0.28)        (0.55)            --        --            --
                                            ------        ------         ------     -----         -----
  Total Dividends and Distributions          (0.28)        (0.55)            --        --            --
                                            ------        ------         ------     -----         -----
Redemption Fees(5,6)                          0.00          0.00           0.00      0.00          0.00
                                            ------        ------         ------     -----         -----
Net Asset Value, End of Year                $20.34        $18.90         $19.86    $15.08         $9.60
                                            ======        ======         ======    ======         =====
Total Return(4)                               9.27%        (1.59)%        31.70%    57.08%         0.00%
                                            ======        ======         ======    ======         =====
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)   $519,452      $250,209       $147,410    $8,388          $656
  Ratio of Expenses to Average Net            1.05%         1.05%          1.05%     1.05%         1.05%(2,7)
    Assets
  Ratio of Expenses to Average Net
    Assets (Excluding Waivers and Fees
    Paid Indirectly)                          1.16%         1.17%          1.23%     1.42%         1.66%(2)
  Ratio of Net Investment Income (Loss)      (0.15)%       (0.35)%        (0.38)%   (0.49)%        0.12%(2)
    to Average Net Assets
  Portfolio Turnover Rate                       71%           70%            85%       99%          103%(3)


(1)  Commencement of operations

(2)  Annualized

(3)  Portfolio turnover is for the Fund for the year ended April 30, 2009.

(4) Total return is for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)  Per share data calculated using the average shares method.

(6)  Amount represents less than $0.01 per share.

(7) The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.10%.

(8) The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.


Amounts designated as "--" are $0 or have been rounded to $0.

                               THE CAMBIAR FUNDS

Investors who want more information about the Funds should read the Funds' Annual/Semi-Annual Reports and the SAI. The Annual/Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

                               The Cambiar Funds
                                P.O. Box 219009
                              Kansas City, MO 64121
                            (Toll free) 1-866-777-8227


You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Trust's Investment Company Act of 1940 file number is 811-06400.



                                                                 CMB-PS-002-1000



                            [CAMBIAR INVESTORS LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION

                            CAMBIAR OPPORTUNITY FUND
                      (INSTITUTIONAL CLASS SHARES: CAMWX)
                         (INVESTOR CLASS SHARES: CAMOX)


                       CAMBIAR INTERNATIONAL EQUITY FUND
                       (INSTITUTIONAL CLASS SHARES:CAMYX)
                         (INVESTOR CLASS SHARES: CAMIX)


                             CAMBIAR SMALL CAP FUND
                      (INSTITUTIONAL CLASS SHARES: CAMZX)
                         (INVESTOR CLASS SHARES: CAMSX)

                         CAMBIAR AGGRESSIVE VALUE FUND
                      (INSTITUTIONAL CLASS SHARES:      )
                         (INVESTOR CLASS SHARES: CAMAX)


                               CAMBIAR SMID FUND
                         (INVESTOR CLASS SHARES: CAMMX)


                           CAMBIAR GLOBAL SELECT FUND
                         (INVESTOR CLASS SHARES: CAMGX)

               EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                               SEPTEMBER 1, 2013


                              INVESTMENT ADVISER:
                             CAMBIAR INVESTORS LLC

This Statement of Additional Information (the "SAI") is not a prospectus. This SAI relates to the following series of the Trust (each, a "Fund" and collectively, the "Funds"):

               CAMBIAR OPPORTUNITY FUND (THE "OPPORTUNITY FUND")
          CAMBIAR INTERNATIONAL EQUITY FUND (THE "INTERNATIONAL FUND")
                 CAMBIAR SMALL CAP FUND (THE "SMALL CAP FUND")
          CAMBIAR AGGRESSIVE VALUE FUND (THE "AGGRESSIVE VALUE FUND")
                      CAMBIAR SMID FUND (THE "SMID FUND")
             CAMBIAR GLOBAL SELECT FUND (THE "GLOBAL SELECT FUND")


As of the date of this SAI, Institutional Class Shares of the Aggressive Value Fund are not available for purchase and Investor Class Shares of the Small Cap Fund are closed to new investors. This SAI should be read in conjunction with the Funds' prospectuses dated September 1, 2013. Capitalized terms not defined herein are defined in the prospectuses. The Funds' financial statements and financial highlights including notes thereto, and the report of Ernst & Young LLP for the fiscal year ended April 30, 2013 are contained in the 2013 Annual Report to Shareholders and are incorporated by reference into and are deemed to be part of this SAI. A copy of the Funds' 2013 Annual Report to Shareholders accompanies the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by writing to the Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105), or by calling the Funds at 1-866-777-8227.

                                                                 CMB-SX-003-0400

                               TABLE OF CONTENTS




THE TRUST ................................................................   S-1
DESCRIPTION OF PERMITTED INVESTMENTS .....................................   S-2
INVESTMENT POLICIES OF THE FUNDS .........................................  S-29
INVESTMENT ADVISORY AND OTHER SERVICES ...................................  S-34
PORTFOLIO MANAGERS .......................................................  S-37
THE ADMINISTRATOR ........................................................  S-39
THE DISTRIBUTOR ..........................................................  S-40
SHAREHOLDER SERVICES .....................................................  S-40
PAYMENTS TO FINANCIAL INTERMEDIARIES .....................................  S-41
TRANSFER AGENT ...........................................................  S-42
CUSTODIAN ................................................................  S-42
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................  S-42
LEGAL COUNSEL ............................................................  S-42
TRUSTEES AND OFFICERS OF THE TRUST .......................................  S-42
PURCHASING AND REDEEMING SHARES ..........................................  S-52
DETERMINATION OF NET ASSET VALUE .........................................  S-53
TAXES ....................................................................  S-54
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................  S-60
DISCLOSURE OF PORTFOLIO HOLDINGS .........................................  S-63
DESCRIPTION OF SHARES ....................................................  S-65
SHAREHOLDER LIABILITY ....................................................  S-65
LIMITATION OF TRUSTEES' LIABILITY ........................................  S-65
PROXY VOTING .............................................................  S-65
CODES OF ETHICS ..........................................................  S-66
5% AND 25% SHAREHOLDERS ..................................................  S-66
APPENDIX A -- DESCRIPTION OF RATINGS .....................................   A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ........................   B-1



September 1, 2013                                               CMB-SX-003-0400

THE TRUST


GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds (except for the SMID Fund and the Global Select Fund) in the following classes: Investor Class Shares and Institutional Class Shares; however, the Aggressive Value Fund currently only offers Investor Class Shares. The Trust is authorized to offer shares of the SMID Fund and the Global Select Fund in Investor Class Shares. The different classes provide for variations in shareholder servicing expenses and in the minimum investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing expenses, see "Shareholder Services." The Trust reserves the right to create and issue additional classes of shares.


HISTORY OF THE FUNDS. The Opportunity Fund is the successor to the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"), a separate registered investment company. The Predecessor Opportunity Fund was managed by Cambiar Investors LLC ("Cambiar" or the "Adviser") using the same investment objective, investment strategies, policies and restrictions as those used by the Opportunity Fund. The Predecessor Opportunity Fund's date of inception was June 30, 1998. The Predecessor Opportunity Fund dissolved and reorganized into the Opportunity Fund on June 24, 2002. Substantially all of the assets of the Predecessor Opportunity Fund were acquired by the Opportunity Fund in connection with its commencement of operations on June 24, 2002.

The International Fund is the successor to the Cambiar International Equity Trust (the "Predecessor International Fund," and, together with the "Predecessor Opportunity Fund," the "Predecessor Funds"), a separate unregistered investment company. The Predecessor International Fund was managed by the Adviser using the same investment objective, strategies, policies and restrictions as those used by the International Fund. The Predecessor International Fund's date of inception was August 31, 1997. The Predecessor International Fund dissolved and reorganized into the International Fund on September 9, 2002. Substantially all of the assets of the Predecessor International Fund were acquired by the International Fund in connection with its commencement of operations on September 9, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders' approval will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate one or more

Funds without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

NON-DIVERSIFICATION. Each Fund, with the exception of the Aggressive Value Fund, is classified as "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, The Aggressive Value Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in securities of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). For more information, see "Taxes" below in this SAI.


DESCRIPTION OF PERMITTED INVESTMENTS


Each Fund's investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.


DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:


U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association

("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. While other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

o U. S. TREASURY OBLIGATIONS. U. S. Treasury obligations consist of bills, notes and bonds issued by the U. S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U. S. government obligations that are issued by banks or brokerage firms and are created by depositing U. S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U. S. Treasury. Receipts are sold as zero coupon securities.

o U. S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U. S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U. S. government are supported by the full faith and credit of the U. S. Treasury, others are supported by the right of the issuer to borrow from the U. S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U. S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.


CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

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

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

o Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

o    Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk-free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond.

If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by rating agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectuses, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended ("1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the

Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff.


As a result of recent amendments to rules under the Commodity Exchange Act("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has claimed an exclusion from the definition of the term CPO under the CEA and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will operate within certain guidelines and restrictions with respect to their use of futures, options on such futures, commodity options and certain swaps.


TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

o COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount);

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission (the "SEC"). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.
 By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets -- during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:
While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    have to purchase or sell the instrument underlying the contract;

o    not be able to hedge its investments; and/or

o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o the facilities of the exchange may not be adequate to handle current trading volume;

o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into a Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    actual and anticipated changes in interest rates;

o    fiscal and monetary policies; and

o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such a transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with these requirements, and subject to certain risks.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o Factors affecting an entire industry, such as increases in production costs; and

o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL- AND MEDIUM-SIZED COMPANIES - Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

o They can invest directly in foreign securities denominated in a foreign currency;

o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

o    They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS ("ADRS") -- ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging market country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investment in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that, in most cases, an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

o Are generally more volatile than, and not as developed or efficient as, those in the United States;

o    Have substantially less volume;

o Trade securities that tend to be less liquid and experience rapid and erratic price movements;

o Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

o Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

o May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

o Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

o Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

o In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

o Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

o Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

o Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

o Available quotation information is generally representative of very large round-lot transactions in the inter- bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

o    Have relatively unstable governments;

o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

o    Offer less protection of property rights than more developed countries;
     and

o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

REPURCHASE AGREEMENTS


A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the advisers, liquidity or other considerations so warrant.


REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.
 Reverse repurchase agreement are considered to be borrowings under the 1940 Act. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, no Fund expects to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

RESTRICTED AND ILLIQUID SECURITIES

While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral). The Funds will not lend portfolio securities to its Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

o    Take advantage of an anticipated decline in prices.

o    Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, a Fund could also be subject to a theoretically unlimited loss. Likewise, a Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Funds will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Funds may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Funds.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; or

o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short; and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN -ISSUED, DELAYED -- DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS

Each Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, each Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES:

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding voting securities of a Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund (except the Aggressive Value Fund) may not:

o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.

o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time.

o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

o Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.


o Concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).


o Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that a Fund may invest in, securities of issuers that deal or invest in real estate; and (3) that a Fund may purchase securities secured by real estate or interests therein.

o Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

o Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

The Aggressive Value Fund may not:

o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

o Concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

o Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in, securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES:

In addition to each Fund's investment objective, the following limitations are non-fundamental, which means a Fund may change them without shareholder approval. Each Fund (except the Aggressive Value Fund and SMID Fund) may:

o Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or
     (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

o Not borrow money, except that: (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);
     (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes; (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

o    Invest in the securities of foreign issuers.

o Purchase shares of other investment companies to the extent permitted by applicable law.

o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

o Hold illiquid and restricted securities to the extent permitted by applicable law. Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

o    Write covered call options and may buy and sell put and call options.

o    Enter into repurchase agreements.

o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

o    Sell securities short and engage in short sales "against the box."

o    Enter into swap transactions.

In addition:

o The Small Cap Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small capitalization companies at the time of purchase without 60 days' prior notice to shareholders; and

o The International Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of foreign companies without 60 days' prior notice to shareholders.

The Aggressive Value Fund may:

o Not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.

o Not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

o    Invest in the securities of foreign issuers.

o Purchase shares of other investment companies to the extent permitted by applicable law.

o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

o Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

o    Write covered call options and may buy and sell put and call options.

o    Enter into repurchase agreements.

o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

o    Sell securities short and engage in short sales "against the box."

o    Enter into swap transactions.

The SMID Fund may:

o Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
     (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

o Not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.

o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

o    Invest in the securities of foreign issuers.

o Purchase shares of other investment companies to the extent permitted by applicable law.

o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

o Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

o    Write covered call options and may buy and sell put and call options.

o    Enter into repurchase agreements.

o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

o    Sell securities short and engage in short sales "against the box."

o    Enter into swap transactions.

In addition:

o The SMID Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small to mid-sized companies at the time of purchase without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER. Cambiar Investors LLC (the "Adviser"), a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of June 30, 2013, the Adviser had approximately $7.3 billion in assets under management. The Adviser and its predecessor, Cambiar Investors, Inc., which was an affiliate of Old Mutual (US) Holdings, Inc. (formerly United Asset Management Company) ("Old Mutual"), have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. The Adviser is owned by Cambiar LLP. Cambiar LLP is controlled by 16 partners of Cambiar LLP who were formerly senior officers of Cambiar Investors, Inc.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. As used in this Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.


ADVISORY FEES PAID TO THE ADVISER. For its services, the International Equity Fund, the Small Cap Fund, the Aggressive Value Fund, the SMID Fund and the Global Select Fund pay the Adviser a fee calculated at an annual rate of 0.90%, 1.05%, 1.00%, 1.05% and 1.00%, respectively of each Fund's average daily net assets. The Opportunity Fund pays the Adviser a fee calculated at an annual rate of 0.90% for the first $2.5 billion of average daily net assets and 0.75% for average daily net assets in excess of $2.5 billion. Prior to September 1, 2013, the management fee for the International Equity Fund was 1.05% and the management fee for the Opportunity Fund was 1.00% for the first $500 million of average daily net assets, 0.90% for the next $2 billion of average daily net assets, and 0.75% for average daily net assets in excess of $2.5 billion.

The Adviser has contractually agreed to reduce fees and reimburse expenses for each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, until September 1, 2014. The Adviser may renew these contractual fee waivers for subsequent periods. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the amounts listed below for each Fund to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of each Fund.

--------------------------------------------------------------------------------
FUND                                INSTITUTIONAL           INVESTOR
--------------------------------------------------------------------------------
Opportunity Fund                       0.95%                 1.20%
--------------------------------------------------------------------------------
International Equity Fund              0.95%                 1.20%
--------------------------------------------------------------------------------
Small Cap Fund                         1.05%                 1.30%
--------------------------------------------------------------------------------
Aggressive Value Fund                  1.10%(1)              1.35%
--------------------------------------------------------------------------------
SMID Fund                              N/A(2)                1.35%
--------------------------------------------------------------------------------
Global Select Fund                     N/A(2)                1.30%
--------------------------------------------------------------------------------

(1) As of the date of this SAI, Institutional Class Shares of the Aggressive Value Fund are not offered.

(2)  The SMID Fund and Global Select Fund do not offer Institutional Class
     Shares.

For the last three fiscal years ended April 30, 2011, 2012, and 2013 the Funds paid the following in management fees to the Adviser:

------------------------------------------------------------------------------------------------------------------------------------
                                                                     FEES WAIVED
FUND               CONTRACTUAL ADVISORY FEES PAID                   BY THE ADVISER                TOTAL FEES PAID TO THE ADVISER(1)
------------------------------------------------------------------------------------------------------------------------------------
                   2011         2012          2013         2011         2012         2013         2011        2012          2013
------------------------------------------------------------------------------------------------------------------------------------
Opportunity
Fund          $10,817,406   $12,771,59    $9,417,741   $1,533,967   $1,352,441   $1,133,347   $9,283,439  $11,419,118   $8,284,394
------------------------------------------------------------------------------------------------------------------------------------
International
Equity Fund      $303,025     $332,517      $349,540     $108,616      $98,491     $159,106     $194,409     $234,026     $190,434
------------------------------------------------------------------------------------------------------------------------------------
Small Cap
Fund           $3,059,102   $8,626,932   $11,485,702     $521,720     $977,921   $1,205,134   $2,537,382   $7,649,011  $10,280,568
------------------------------------------------------------------------------------------------------------------------------------
Aggressive
Value Fund       $898,836   $2,535,431    $1,488,469      $74,496     $110,565      $76,734     $824,340   $2,424,866     $970,158
------------------------------------------------------------------------------------------------------------------------------------
SMID Fund          N/A(2)   $13,509(3)       $16,467       N/A(2)   $13,509(3)      $16,467       N/A(2)        $0(3)           $0
------------------------------------------------------------------------------------------------------------------------------------
Global Select     N/A(2)     $4,605(4)       $12,275       N/A(2)    $4,605(4)      $12,275       N/A(2)        $0(4)           $0
Fund
------------------------------------------------------------------------------------------------------------------------------------

(1) For the fiscal year that ended April 30, 2012, the Adviser additionally reimbursed fees of $79,064 for the SMID Fund and $58,682 for the Global Select Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Funds. For the fiscal year that ended April 30, 2013, the Adviser additionally reimbursed fees of $75,066 for the SMID Fund and $93,428 for the Global Select Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Funds.

(2)  Not in operation during the period.

(3) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.

(4) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio manager is compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Fund and the Adviser's other accounts. The portfolio managers' compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While Cambiar's investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock and sector selection as well as overall "value added" for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees. The following table represents the benchmarks against which each portfolio manager's pre-tax performance results are compared:

--------------------------------------------------------------------------------
INVESTMENT STRATEGY                    BENCHMARK
--------------------------------------------------------------------------------
Opportunity Fund                       S&P 500(R) Index
--------------------------------------------------------------------------------
International Equity Fund              MSCI EAFE Index
--------------------------------------------------------------------------------
Small Cap Fund                         Russell 2000(R) Index
--------------------------------------------------------------------------------
Aggressive Value Fund                  Russell 3000(R) Index
--------------------------------------------------------------------------------
SMID Fund                              Russell 2500(R) Index
--------------------------------------------------------------------------------
Global Select Fund                     MSCI ACWI Index
--------------------------------------------------------------------------------

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

--------------------------------------------------------------------------------
NAME                                      DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------------------------------
                                      Over $1,000,000 (Opportunity Fund)
                                    Over $1,000,000 (International Equity Fund)
Brian M. Barish                        Over $1,000,000 (Small Cap Fund)
                                   Over $1,000,000 (Aggressive Value Fund)
                                       $100,001 - $500,000 (SMID Fund)
--------------------------------------------------------------------------------
                                       $1 - $10,000 (Opportunity Fund)
                                  $10,001 - $50,000 (International Equity Fund)
Maria L. Mendelsberg                  $100,001 - $500,000 (Small Cap Fund)
                                   $10,001 - $50,000 (Aggressive Value Fund)
--------------------------------------------------------------------------------
                                    $100,001 - $500,000 (Opportunity Fund)
                                 $100,001 - $500,000 (International Equity Fund)
Anna (Ania) A. Aldrich              $100,001 - $500,000 (Small Cap Fund)
                                  $100,001 - $500,000 (Aggressive Value Fund)
--------------------------------------------------------------------------------
                                    $100,001 - $500,000 (Opportunity Fund)
                                  $50,001 - $100,000 (International Equity Fund)
Timothy A. Beranek                    $50,001 - $100,000 (Small Cap Fund)
--------------------------------------------------------------------------------
Jennifer M. Dunne              $500,001 - $1,000,000 (International Equity Fund)
--------------------------------------------------------------------------------
Andrew P. Baumbusch                              NONE
--------------------------------------------------------------------------------
                                     $100,001 - $500,000 (Opportunity Fund)
Todd L. Edwards                  $100,001 - $500,000 (International Equity Fund)
--------------------------------------------------------------------------------
                                  $10,001 - $50,000 (International Equity Fund)
Alvaro Shiraishi                    $10,001 - $50,000 (Aggressive Value Fund)
                                    $50,001 - $100,000 (Global Select Fund)
--------------------------------------------------------------------------------
                                     $100,001 - $500,000 (Opportunity Fund)
                                  $10,001 - $50,000 (International Equity Fund)
Jeffrey H. Susman                    $100,001 - $500,000 (Small Cap Fund)
                                   $10,001 - $50,000 (Aggressive Value Fund)
--------------------------------------------------------------------------------

(1)  Valuation date is April 30, 2013.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows. None of the accounts listed below are subject to a performance based advisory fee. The information below is provided as of April 30, 2013.


--------------------------------------------------------------------------------------------
                REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                      COMPANIES                 VEHICLES                OTHER ACCOUNTS
--------------------------------------------------------------------------------------------
               NUMBER OF  TOTAL ASSETS   NUMBER OF  TOTAL ASSETS    NUMBER OF  TOTAL ASSETS
NAME           ACCOUNTS  (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Anna (Ania) A.    0            $0           0             $0             80           $138
Aldrich
--------------------------------------------------------------------------------------------
Brian M.          1          $275           0             $0             34         $2,153
Barish
--------------------------------------------------------------------------------------------
Andrew            2          $512           0             $0            331         $2,380
Baumbusch
--------------------------------------------------------------------------------------------
Tim A.            0            $0           0             $0              2           $760
Beranek
--------------------------------------------------------------------------------------------
Jennifer M.       0            $0           0             $0            483           $501
Dunne
--------------------------------------------------------------------------------------------
Maria L.          0            $0           0             $0          6,880         $2,026
Mendelsberg
--------------------------------------------------------------------------------------------
Todd              0            $0           0             $0              0             $0
Edwards
--------------------------------------------------------------------------------------------
Alavrio           0            $0           0             $0              0             $0
Shiraishi
--------------------------------------------------------------------------------------------
Jeffrey H.        0            $0           0             $0              0             $0
Susman
--------------------------------------------------------------------------------------------


CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement") dated November 14, 1991, as amended and restated November 12, 2002. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for each Fund whereby the Administrator provides certain shareholder services to each Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to the greater of its Basis Point Fee or its Portfolio Minimum Fee. The Basis Point Fee will be calculated as follows: 0.06% for the first $1 billion in assets, 0.045% for the next $2 billion in assets, 0.03% for the next $3 billion in assets, 0.025% for the next $4 billion in assets and 0.02% for all assets greater than $10 billion. The Basis Point Fee is calculated based on the aggregate total average daily net assets of the Cambiar Funds administered during the period. Basis Point fees so calculated shall be allocated to each Cambiar Fund on a pro rata basis based on the average daily net assets of each such Cambiar Fund during the period. The Portfolio Minimum Fee shall be $50,000 for each Cambiar Fund plus $10,000 for each class of shares, not including the first class, of each Cambiar Fund.


For the fiscal years ended April 30, 2011, 2012, and 2013, the Funds paid the following administration fees:

--------------------------------------------------------------------------------
                                             ADMINISTRATION FEES PAID
--------------------------------------------------------------------------------
FUND                                     2011           2012           2013
--------------------------------------------------------------------------------
Opportunity Fund                       $706,288       $734,903       $511,099
--------------------------------------------------------------------------------
International Equity Fund               $17,826        $17,030        $17,183
--------------------------------------------------------------------------------
Small Cap Fund                         $174,289       $440,136       $564,874
--------------------------------------------------------------------------------
Aggressive Value Fund                   $52,018       $136,798        $76,777
--------------------------------------------------------------------------------
SMID Fund                                N/A(1)        $691(2)           $810
--------------------------------------------------------------------------------
Global Select Fund                       N/A(1)        $238(3)           $634
--------------------------------------------------------------------------------


(1)  Not in operation during the period.

(2) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.

(3) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.

THE DISTRIBUTOR


The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 4, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of a Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from a Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries may receive payments from the own resources of the Adviser and/or its affiliates as incentives to market the Funds, to cooperate with the promotional efforts of the Funds, and/or in recognition of their marketing, administrative services, and/or processing support. Such services include, but are not limited to: process and mail trade confirmations to clients; process and mail monthly client statements for fund shareholders; capture, process and mail tax data to fund shareholders; issue and mail dividend checks to shareholders that select cash distributions; prepare record date lists of shareholders for proxy solicitations and mail proxy materials to shareholders; trade execution via FundSERV; proper settlement of all transactions; collect and post distributions to shareholder accounts; automated sweep of proceeds from redemptions; handle organizational actions such as fund mergers and name changes; provide a dedicated shareholder service center that addresses all client and broker inquiries regarding operational issuers and fund investment performance; establish, maintain and process systematic withdrawals and automated investment plans; establish and maintain shareholder account registrations and distribution options; process purchases, liquidations, exchanges, transfers, dividend options and maintain address changes; and process 12b-1 payments.

Marketing support and/or administrative services payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's retail distribution channel or program, payments may include one or more of the following: business planning assistance; educating financial intermediary personnel about the Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments out of their own resources to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. From time to time, out of the own resources of the Adviser and/or its affiliates, additional payments may be made to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

CUSTODIAN

Union Bank, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and financial highlights, including the notes thereto, for the fiscal year ended April 30, 2013 have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.


Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.


The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (80%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.


The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.


In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


------------------------------------------------------------------------------------------------------------------
                        POSITION WITH
NAME AND DATE           TRUST AND LENGTH       PRINCIPAL OCCUPATIONS      OTHER DIRECTORSHIPS HELD IN THE
OF BIRTH                OF TERM                IN THE PAST 5 YEARS        PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------
Robert Nesher           Chairman of the        SEI employee 1974 to       Current Directorships: Trustee of
(08/17/46)              Board of Trustees(1)   present; currently         The Advisors' Inner Circle Fund II,
                        (since 1991)           performs various           Bishop Street Funds, SEI Daily
                                               services on behalf of      Income Trust, SEI Institutional
                                               SEI Investments for        International Trust, SEI Institutional
                                               which Mr. Nesher is        Investments Trust, SEI Institutional
                                               compensated.               Managed Trust, SEI Liquid Asset
                                               President and Director     Trust, SEI Asset Allocation Trust,
                                               of SEI Structured          SEI Tax Exempt Trust, Adviser
                                               Credit Fund, LP.           Managed Trust and New Covenant
                                               President and Chief        Funds. Director of SEI Global
                                               Executive Officer of       Master Fund plc, SEI Global Assets
                                               SEI Alpha Strategy         Fund plc, SEI Global Investments
                                               Portfolios, LP, June       Fund plc, SEI Investments--Global
                                               2007 to present.           Funds Services, Limited, SEI
                                               President and Director     Investments Global, Limited, SEI
                                               of SEI Opportunity         Investments (Europe) Ltd., SEI
                                               Fund, L.P. to 2010.        Investments--Unit Trust
                                                                          Management (UK) Limited, SEI
                                                                          Multi-Strategy Funds PLC, SEI
                                                                          Global Nominee Ltd and SEI Alpha
                                                                          Strategy Portfolios, LP.

                                                                          Former Directorships: Director of
                                                                          SEI Opportunity Fund, L.P. to 2010.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                        POSITION WITH
NAME AND DATE           TRUST AND LENGTH       PRINCIPAL OCCUPATIONS      OTHER DIRECTORSHIPS HELD IN THE
OF BIRTH                OF TERM                IN THE PAST 5 YEARS        PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
William M. Doran        Trustee(1)             Self-Employed              Current Directorships: Trustee of
(05/26/40)              (since 1991)           Consultant since 2003.     The Advisors' Inner Circle Fund II,
                                               Partner at Morgan,         Bishop Street Funds, SEI Daily
                                               Lewis & Bockius LLP        Income Trust, SEI Institutional
                                               (law firm) from 1976 to    International Trust, SEI Institutional
                                               2003. Counsel to the       Investments Trust, SEI Institutional
                                               Trust, SEI Investments,    Managed Trust, SEI Liquid Asset
                                               SIMC, the                  Trust, SEI Asset Allocation Trust,
                                               Administrator and the      SEI Tax Exempt Trust, Adviser
                                               Distributor.               Managed Trust and New Covenant
                                                                          Funds. Director of SEI Alpha
                                                                          Strategy Portfolios, LP. Director of
                                                                          SEI Investments (Europe), Limited,
                                                                          SEI Investments--Global Funds
                                                                          Services, Limited, SEI Investments
                                                                          Global, Limited, SEI Investments
                                                                          (Asia), Limited, SEI Asset Korea
                                                                          Co., Ltd., SEI Global Nominee Ltd.
                                                                          and SEI Investments -- Unit Trust
                                                                          Management (UK) Limited.
                                                                          Director of the Distributor since
                                                                          2003.
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom      Trustee                Self-Employed              Current Directorships: Trustee of
(08/20/34)              (since 2005)           Business Consultant,       The Advisors' Inner Circle Fund II
                                               Business Projects Inc.,    and Bishop Street Funds. Director of
                                               since 1997.                Oregon Transfer Co.
------------------------------------------------------------------------------------------------------------------
John K. Darr            Trustee                Retired. Chief             Current Directorships: Trustee of
(08/17/44)              (since 2008)           Executive Officer,         The Advisors' Inner Circle Fund II
                                               Office of Finance,         and Bishop Street Funds. Director of
                                               Federal Home Loan          Federal Home Loan Bank of
                                               Banks, from 1992 to        Pittsburgh, Manna, Inc. (non-profit
                                               2007.                      developer of affordable housing for
                                                                          ownership) and Meals on Wheels,
                                                                          Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.   Trustee                Self Employed              Current Directorships: Trustee of
(05/28/52)              (since 2011)           Consultant since           The Advisors' Inner Circle Fund II
                                               January 2012. Director     and Bishop Street Funds. Director of
                                               of Endowments and          The Korea Fund, Inc.
                                               Foundations,
                                               Morningstar Investment
                                               Management,
                                               Morningstar, Inc.,
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                        POSITION WITH
NAME AND DATE           TRUST AND LENGTH       PRINCIPAL OCCUPATIONS      OTHER DIRECTORSHIPS HELD IN THE
OF BIRTH                OF TERM                IN THE PAST 5 YEARS        PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
                                               February 2010 to May
                                               2011. Director of
                                               International
                                               Consulting and Chief
                                               Executive Officer of
                                               Morningstar Associates
                                               Europe Limited,
                                               Morningstar, Inc., May
                                               2007 to February 2010.
                                               Country Manager --
                                               Morningstar UK
                                               Limited, Morningstar,
                                               Inc., June 2005 to May
                                               2007.
------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson     Trustee                Retired. Private           Current Directorships: Trustee of
(03/01/42)              (since 2005)           Investor since 1994.       The Advisors' Inner Circle Fund II,
                                                                          Bishop Street Funds, SEI Asset
                                                                          Allocation Trust, SEI Daily Income
                                                                          Trust, SEI Institutional International
                                                                          Trust, SEI Institutional Managed
                                                                          Trust, SEI Institutional Investments
                                                                          Trust, SEI Liquid Asset Trust, SEI
                                                                          Tax Exempt Trust, Adviser
                                                                          Managed Trust and New Covenant
                                                                          Funds. Director of SEI Alpha
                                                                          Strategy Portfolios, LP. Director of
                                                                          Federal Agricultural Mortgage
                                                                          Corporation (Farmer Mac) since
                                                                          1997.
------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian      Trustee                Vice President,            Current Directorships: Trustee of
(01/23/43)              (since 2005)           Compliance, AARP           The Advisors' Inner Circle Fund II
                                               Financial Inc., from       and Bishop Street Funds.
                                               2008 to 2010. Self-
                                               Employed Legal and
                                               Financial Services
                                               Consultant since 2003.
                                               Counsel (in-house) for
                                               State Street Bank from
                                               1995 to 2003.
------------------------------------------------------------------------------------------------------------------
Bruce Speca             Trustee                Global Head of Asset       Current Directorships: Trustee of
(02/12/56)              (since 2011)           Allocation, Manulife       The Advisors' Inner Circle Fund II
                                               Asset Management           and Bishop Street Funds.
                                               (subsidiary of Manulife
                                               Financial), June 2010 to
                                               May 2011. Executive
                                               Vice President --
                                               Investment
                                               Management Services,
                                               John Hancock Financial
                                               Services (subsidiary of
                                               Manulife  Financial),
                                               June 2003 to June
                                               2010.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                        POSITION WITH
NAME AND DATE           TRUST AND LENGTH       PRINCIPAL OCCUPATIONS      OTHER DIRECTORSHIPS HELD IN THE
OF BIRTH                OF TERM                IN THE PAST 5 YEARS        PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
James M. Storey         Trustee                Attorney, Solo             Current Directorships:
(04/12/31)              (since 1994)           Practitioner since 1994.   Trustee/Director of The Advisors'
                                                                          Inner Circle Fund II, Bishop Street
                                                                          Funds and U.S. Charitable Gift
                                                                          Trust. Trustee of SEI Daily Income
                                                                          Trust, SEI Institutional International
                                                                          Trust, SEI Institutional Investments
                                                                          Trust, SEI Institutional Managed
                                                                          Trust, SEI Liquid Asset Trust, SEI
                                                                          Asset Allocation Trust, SEI Tax
                                                                          Exempt Trust and SEI Alpha
                                                                          Strategy Portfolios, L.P. until
                                                                          December 2010.
------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr. Trustee                Retired since January      Current Directorships: Trustee/
(11/13/42)              (since 1999)           2012. Self-employed        Director of State Street Navigator
                                               Consultant, Newfound       Securities Lending Trust, The
                        Lead Independent       Consultants Inc., April    Advisors' Inner Circle Fund II,
                        Trustee                1997 to December           Bishop Street Funds, SEI Structured
                                               2011.                      Credit Fund, LP, SEI Daily Income
                                                                          Trust, SEI Institutional International
                                                                          Trust, SEI Institutional Investments
                                                                          Trust, SEI Institutional Managed
                                                                          Trust, SEI Liquid Asset Trust, SEI
                                                                          Asset Allocation Trust, SEI Tax
                                                                          Exempt Trust, SEI Alpha Strategy
                                                                          Portfolios, LP, Adviser Managed
                                                                          Trust and New Covenant Funds.
                                                                          Member of the independent review
                                                                          committee for SEI's Canadian-
                                                                          registered mutual funds.

                                                                          Former Directorships: Director of
                                                                          SEI Opportunity Fund, L.P. to 2010.
------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


INDIVIDUAL TRUSTEE QUALIFICATIONS.

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.


The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.


BOARD COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities;
     (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met twenty-two (22) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance

     Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------
                          DOLLAR RANGE OF         AGGREGATE DOLLAR RANGE OF SHARES
NAME                   FUND SHARES (FUND)                (ALL FUNDS (1))
------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Doran                           None                          None
------------------------------------------------------------------------------------
Nesher                          None                          None
------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------
Carlbom                         None                          None
------------------------------------------------------------------------------------
Darr                            None                          None
------------------------------------------------------------------------------------
Grause                          None                          None
------------------------------------------------------------------------------------
Johnson                    Over $100,000                  Over $100,000
                             (Cambiar
                            Opportunity
                               Fund)
------------------------------------------------------------------------------------
Krikorian                       None                          None
------------------------------------------------------------------------------------
Speca                           None                          None
------------------------------------------------------------------------------------
Storey                          None                          None
------------------------------------------------------------------------------------
Sullivan                        None                          None
------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2012.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.



---------------------------------------------------------------------------------------------------------------------
                                       PENSION OR
                                       RETIREMENT
                   AGGREGATE        BENEFITS ACCRUED     ESTIMATED ANNUAL
               COMPENSATION FROM    AS PART OF FUND       BENEFITS UPON         TOTAL COMPENSATION FROM THE TRUST
NAME               THE TRUST            EXPENSES            RETIREMENT                 AND FUND COMPLEX(1)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Doran(2)              $0                  N/A                   N/A                $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Nesher(2)             $0                  N/A                   N/A                $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Carlbom            $60,712                N/A                   N/A              $60,712 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Darr               $60,712                N/A                   N/A              $60,712 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Grause             $60,712                N/A                   N/A              $60,712 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Johnson            $60,712                N/A                   N/A              $60,712 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Krikorian          $60,712                N/A                   N/A              $60,712 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Speca              $60,712                N/A                   N/A              $60,712 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Storey             $60,712                N/A                   N/A              $60,712 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Sullivan           $60,712                N/A                   N/A              $60,712 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------

(1) The Trust is the only investment company in the "Fund Complex."

(2) A Trustee who is an "interested person" as defined by the 1940 Act.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


------------------------------------------------------------------------------------------------------------------------------------
NAME AND              POSITION WITH           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS         OTHER DIRECTORSHIPS HELD IN
DATE OF BIRTH         TRUST AND LENGTH                                                      THE PAST 5 YEARS
                      OF TERM
------------------------------------------------------------------------------------------------------------------------------------
Michael Beattie       President               Director of Client Service, SEI               None.
(03/13/65)            (since 2011)            Investments Company, since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Michael Lawson        Treasurer,              Director, SEI Investments, Fund               None.
(10/08/60)            Controller and          Accounting since July 2005. Manager,
                      Chief Financial         SEI Investments, Fund Accounting at
                      Officer                 SEI Investments AVP from April 1995 to
                      (since 2005)            February 1998 and November 1998 to
                                              July 2005.
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery         Chief Compliance        Chief Compliance Officer of SEI               None.
(12/18/62)            Officer                 Structured Credit Fund, LP and SEI
                      (since 2006)            Alpha Strategy Portfolios, LP since June
                                              2007. Chief Compliance Officer of The
                                              Advisors' Inner Circle Fund II, Bishop
                                              Street Funds, SEI Institutional Managed
                                              Trust, SEI Asset Allocation Trust, SEI
                                              Institutional International Trust,  SEI
                                              Institutional Investments Trust,    SEI
                                              Daily Income Trust, SEI Liquid Asset
                                              Trust, SEI Tax Exempt Trust, Adviser
                                              Managed Trust and New Covenant
                                              Funds. Chief Compliance Officer of SEI
                                              Opportunity Fund, L.P. until 2010.
                                              Director of  Investment Product
                                              Management and Development, SEI
                                              Investments, since February 2003; Senior
                                              Investment Analyst -- Equity Team, SEI
                                              Investments, from March 2000 to
                                              February 2003.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NAME AND              POSITION WITH           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS         OTHER DIRECTORSHIPS HELD IN
DATE OF BIRTH         TRUST AND LENGTH                                                      THE PAST 5 YEARS
                      OF TERM
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto      Vice President and      General Counsel and Secretary of SIMC         None.
(03/28/68)            Assistant Secretary     and the Administrator since 2004. Vice
                      (since 1999)            President of SIMC and the Administrator
                                              since 1999. Vice President and Assistant
                                              Secretary of SEI Investments since 2001.
                                              Assistant Secretary of SIMC, the
                                              Administrator and the Distributor, and
                                              Vice President of the Distributor from
                                              1999 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.             Vice President          Counsel at SEI Investments since 2010.        None.
Descoteaux            and Secretary           Associate at Morgan, Lewis & Bockius
(07/18/77)            (since 2011)            LLP from 2006 to 2010. Associate at
                                              Morrison & Foerster LLP from 2003 to
                                              2006. Associate at Stradley Ronon
                                              Stevens & Young LLP from 2002 to
                                              2003.
------------------------------------------------------------------------------------------------------------------------------------
John Munch            Vice President and      Attorney, SEI Investments Company,            None
(05/07/71)            Assistant Secretary     since 2001. General Counsel, SEI
                      (since 2012)            Investments Distribution Co., since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Edward                Privacy Officer         Compliance Manager of SEI Investments         None.
McCusker              (since 2013)            Company, May 2011 -- April 2013.
(11/18/83)                                    Project Manager and AML Operations
                      AML Officer             Lead of SEI Private Trust Company,
                      (since 2013)            September 2010 -- May 2011. Private
                                              Banking Client Service Professional of
                                              SEI Private Banking and Trust,
                                              September 2008 -- September 2010.
------------------------------------------------------------------------------------------------------------------------------------



PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency

(as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

Each of the Funds has no current intention to allow purchases in-kind, but under certain circumstances they may allow investors to purchase shares by contributing securities in-kind to the Funds, provided that the securities used to purchase Fund shares are appropriate investments for the Funds, are consistent with the Funds' investment objective and policies, and meet any other applicable criteria established by the Adviser, such as liquidity. The Funds will value the securities in accordance with its policies and procedures with respect to the valuation of portfolio securities, as of the time at which the Funds determine their net asset value per share of a Fund or Funds (the "NAV") on the day that the securities are contributed to the Funds in-kind.
The Adviser has the sole discretion with respect to determining whether particular securities may be used as payment in-kind for Fund shares.

DETERMINATION OF NET ASSET VALUE

SECURITY VALUATION. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.


USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. The International Equity Fund, the Aggressive Value Fund and the Global Select Fund use FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund, the Aggressive Value Fund and the Global Select Fund value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the Fund's Administrator and requests that a meeting of the Committee be held.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee Meeting be called.

In addition, the Fund's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser if the Fund is holding the relevant security that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee Meeting should be called based on the information provided.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.


In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess, if any, of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.


If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and these relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would generally be taxed as if they received ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.


For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.


If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses" are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.


FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long you have held your shares. Each Fund will inform you of the amount your ordinary income dividends, qualified dividend income and capital gains distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.


A Fund's dividends that are paid to their corporate shareholders and are designated by the Fund as attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the 70% corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.


Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).


If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


Each Fund (or its administrative agent) is required to report to the Internal Revenue Services ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, each Fund is also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares each Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to report the gross proceeds from the sale of Fund shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.


FOREIGN TAXES. Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on such securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by a Fund, subject to certain limitations. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit (subject to significant limitations) they may be entitled to use against their federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If a Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts with respect to securities will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above in the paragraph discussing the requirements for qualification as a RIC. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Such Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic payments on a swap will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which may be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash.
Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including excise tax discussed above. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.


A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale debt securities are generally treated as ordinary losses by the Fund. These gains- when distributed- will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.


If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.


BACKUP WITHHOLDING. In certain cases, each Fund will be required to withhold at a rate of 28% and remit to the U.S. Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.


TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and may be subject to additional reporting obligations and are therefore strongly encouraged to consult their tax advisors prior to investing in a Fund.


A U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of each Fund's shares received by such Fund's shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. Each Fund will not pay any additional amounts in respect to any amounts withheld. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (REMICs); (ii) the Fund invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are encouraged to consult with their tax advisors regarding these issues.

STATE TAXES. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by each Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above.


Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.

Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes on an investment in Fund shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over the counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.


For the fiscal years ended April 30, 2011, 2012, and 2013, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                                          AGGREGATE DOLLAR AMOUNT
FUND                                   OF BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------
                                     2011            2012            2013
--------------------------------------------------------------------------------
Opportunity Fund                  $2,486,275      $2,212,822       $1,360,908
--------------------------------------------------------------------------------
International Fund                   $74,682         $62,425          $80,726
--------------------------------------------------------------------------------
Small Cap Fund                      $951,692      $1,719,041       $1,914,435
--------------------------------------------------------------------------------
Aggressive Value Fund             $1,288,742      $2,692,874       $1,020,072
--------------------------------------------------------------------------------
SMID Fund                             N/A(1)        $2,658(2)          $4,305
--------------------------------------------------------------------------------
Global Select Fund                    N/A(1)        $1,577(3)          $1,760
--------------------------------------------------------------------------------


(1)  Not in operation during the period.

(2) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.

(3) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Cambiar utilizes a Commission Sharing Arrangement ("CSA") to obtain research from certain macro research firms with Instinet being the executing broker and facilitator of the CSA. Allocations to the macro research firms are determined by Cambiar's broker-vote process.


For the fiscal year ended April 30, 2013 the Funds paid the following commissions through the CSA program:

COMMISSION SHARING ARRANGEMENT ("CSA")
--------------------------------------------------------------------------------
FUND                     TOTAL DOLLAR AMOUNT OF        TOTAL DOLLAR AMOUNT OF
                         BROKERAGE COMMISSIONS FOR     TRANSACTIONS INVOLVING
                         RESEARCH SERVICES (CSA)       BROKERAGE COMMISSIONS FOR
                                                       RESEARCH SERVICES (CSA)
--------------------------------------------------------------------------------
Opportunity Fund                $30,993                      $32,712,720
International Fund              $   990                      $   737,342
Small Cap Fund                  $   490                      $   471,235
Aggressive Value Fund           $14,227                      $ 7,473,210
SMID Fund                       $    15                      $    14,912
Global Select Fund              $     9                      $     8,853
--------------------------------------------------------------------------------


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended April 30, 2011, 2012, and 2013, the Funds paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Funds held during their most recent fiscal year. During the fiscal year that ended April 30, 2013, the Funds did not hold any securities of "regular broker-dealers."

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended April 30, 2012 and 2013, the portfolio turnover rates for the Funds were as follows:

--------------------------------------------------------------------------------
     FUND                                     PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------
                                         2012                         2013
--------------------------------------------------------------------------------
Opportunity Fund                          62%                         64%
--------------------------------------------------------------------------------
International Equity Fund                 62%                         75%
--------------------------------------------------------------------------------
Small Cap Fund                            70%                         71%
--------------------------------------------------------------------------------
Aggressive Value Fund                    196%                         85%(3)
--------------------------------------------------------------------------------
SMID Fund                                 96%(1)                     105%
--------------------------------------------------------------------------------
Global Select Fund                        22%(2)                      70%
--------------------------------------------------------------------------------

(1) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.

(2) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.

(3) The portfolio turnover rate of the Aggressive Value Fund was lower during the fiscal period ended April 30, 2013 because of the overall reduction of market volatility during the period.


DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, on the one hand, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31 and April 30, ). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarters is available in shareholder reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its semi-annual and annual reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-777-8227. These reports are also available, free of charge, on the Adviser's website at www.cambiar.com.


The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/cambiar and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.


In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator, the financial printer or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics.


The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that conflicts between the interests of the Funds' shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Complete portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.


The Adviser currently has arrangements to provide: Opportunity Fund non-public portfolio holdings information to Russell Mellon and Watershed Investment Consultants, Inc.; International Equity Fund non-public holdings information to Mercer Investments and Russell Mellon; and Small Cap Fund non-public holdings information to Russell Mellon and Morgan Stanley Smith Barney LLC. The Adviser reports the complete portfolio (including security name, ticker, cusip, number of shares, current market value and percentage of portfolio), as well as percentage weightings for the top ten holdings. This is generally sent on a quarterly basis, but may vary. The lag time for such disclosures will also vary. The portfolio holdings are used to create 1) a quarterly profile to educate brokers and 2) to conduct quarterly due diligence on the Fund. This information is considered confidential and will not be distributed to the public. The Funds believe these disclosures serve a legitimate business purpose. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Fund or the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by a Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING


The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC's website at http://www.sec.gov.


CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of August 5, 2013, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of shares of a Fund. The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER                             NUMBER OF SHARES              % OF CLASS
--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
First Clearing LLC                      8,237,793.2860                60.62%
Special Custody ACCT for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.               2,565,850.4460                18.88%
Reinvest Account
ATTN Mutual Fund
101 Montgomery St.
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
Morgan Stanley Smith Barney             1,023,025.0780                 7.53%
Harborside Financial Center
Plaza 2 3rd Fl
Jersey City, NJ 07311
--------------------------------------------------------------------------------
National Financial SVCS Corp              922,467.6120                 6.79%
For Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL EQUITY FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
National Financial SVCS Corp               268,674.1030               55.36 %
For Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------
Brian M. Barish                            116,729.5550               24.05%
75 S. Forest St.
Denver, CO 80246-1144
--------------------------------------------------------------------------------
Grant D. Barish                             80,945.5170               16.68%
5761 Nassau Pl
Englewood, CO 80111-1021
--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.               12,808,875.4780               46.09 %
Reinvest Account
ATTN Mutual Fund
101 Montgomery St.
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
National Financial SVCS Corp             5,527,403.0050               19.89%
For Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------
Morgan Stanley Smith Barney              1,901,796.2760                6.84%
Harborside Financial Center
Plaza 2 3rd Fl
Jersey City, NJ 07311
--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                6,106,003.6520               26.56 %
Reinvest Account
ATTN Mutual Fund
101 Montgomery St.
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
National Financial SVCS Corp             4,856,609.3370               21.12%
For Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &            3,944,414.5660               17.16%
Smith Inc
For the Sole Benefit of its
Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
Morgan Stanley Smith Barney              2,294,469.6820                9.98%
Harborside Financial Center
Plaza 2 3rd Fl
Jersey City, NJ 07311
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL EQUITY FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
National Financial SVCS Corp                 423,558.3850             27.98%
For Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------
First Clearing LLC                           227,014.4300             15.00%
Special Custody ACCT for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523
--------------------------------------------------------------------------------
Morgan Stanley Smith Barney                  134,415.1410              8.88%
Harborside Financial Center
Plaza 2 3rd Fl
Jersey City, NJ 07311
--------------------------------------------------------------------------------
Strear Farms Co.                              77,816.9680              5.14%
ATTN Mr. Leonard Strear
6825 E Tennessee Ave STE 235
Denver, CO 80224-1630
--------------------------------------------------------------------------------
CAMBIAR SMID FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Cambiar Holdings LLLP                        100,000.0000             59.13%
2401 E 2nd Ave. Ste 400
Denver, CO 80206-4716
--------------------------------------------------------------------------------
Brian M. Barish                               52,356.0210             30.96%
75 S. Forest St.
Denver, CO 80246-1144
--------------------------------------------------------------------------------
National Financial SVCS Corp                  13,551.8130              8.01%
For Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------
CAMBIAR AGGRESSIVE VALUE FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
National Financial SVCS Corp               3,039,359.8220             29.50%
For Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                  2,510,959.3260             24.37%
Reinvest Account
ATTN Mutual Fund
101 Montgomery St.
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
BNYM IS Trust Co                             963,489.9050              9.35%
FBO Wrap Clients
301 Bellevue Pkwy
Wilmington, DE 19809-3705
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Brian M. Barish                              544,749.9660              5.29%
75 S. Forest St.
Denver, CO 80246-1144
--------------------------------------------------------------------------------
CAMBIAR GLOBAL SELECT FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Cambiar Holdings LLLP                        102,810.5230             87.78%
2401 E 2nd Ave. Ste 400
Denver, CO 80206-4716
--------------------------------------------------------------------------------
National Financial SVCS Corp                  14,303.0350             12.21%
For Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                  5,564,292.7800             18.82%
Reinvest Account
ATTN Mutual Fund
101 Montgomery St.
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &              5,076,337.4630             17.17%
Smith Inc
For the Sole Benefit of its
Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
National Financial SVCS Corp                4,596,788.8890            15.54%
For Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 4th Fl
499 Washington Blvd
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------
Morgan Stanley Smith Barney                  3,259,534.4410           11.02%
Harborside Financial Center
Plaza 2 3rd Fl
Jersey City, NJ 07311
--------------------------------------------------------------------------------
First Clearing LLC                           2,956,657.5460           10.00%
Special Custody ACCT for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523
--------------------------------------------------------------------------------

                      APPENDIX A -- DESCRIPTION OF RATINGS

                             DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S LONG-TERM OBLIGATION RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.

Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF SHORT-TERM OBLIGATION RATINGS

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligion rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of nonpayment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (I.E., rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC 'CCC' ratings indicate that substantial credit risk is present.

CC 'CC' ratings indicate very high levels of credit risk.

C 'C' ratings indicate exceptionally high levels of credit risk.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

NOTE: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

CAMBIAR INVESTORS, LLC

                         PROXY VOTING AND CLASS ACTIONS

                                                   Last Updated January 31, 2013
--------------------------------------------------------------------------------

PROXY VOTING POLICY AND PROCEDURES

OBJECTIVE:
The objective of Cambiar Investors, LLC's proxy voting process is to maximize the long-term investment performance of our clients.

POLICY:
Cambiar will typically vote all proxy proposals in accordance with management recommendations unless the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar's policy to vote against these proposals. If Cambiar sees it necessary to become further involved, the Analyst will directly engage management.

PROXY VOTING PROCEDURE:
The procedure for processing proxy ballots is as follows:

     1. Custodians are directed to send all proxy material to Cambiar Investors LLC. Cambiar has retained Glass Lewis & Co. to provide independent research. Cambiar votes proxies through Broadridge's Proxy Edge platform.

     2.   The Proxy Administrator reviews the research provided by Glass Lewis
          & Co. for each company meeting and each proposal. If Glass Lewis' recommendations agree and favor management, Cambiar votes according to management's recommendations.

     3. If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or Glass Lewis recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager responsible for the investment and vote per the Portfolio Manager's recommendations.

          Where a material conflict of interest has been identified, Cambiar will notify its clients of the conflict and vote based on Glass Lewis's recommendation to ensure the best economic interests of its clients are met.

     4. Cambiar keeps a record of all accounts and companies voted and provide monthly and/or quarterly reports as required through the Proxy Edge platform.

     5. On a regular basis, the Proxy Administrator reviews the proxy voting record with the Portfolio Managers.

     6.   Copies of this procedure can be obtained free of charge by:

          >    calling Cambiar Investors, LLC toll-free at 888-673-9950 or
          >    by visiting our web site at http://www. cambiar.com or
          >    by writing us at: 2401 E. Second Ave. #500, Denver, CO 80206

     7. By August 31, each year Cambiar's annual proxy voting record for the previous 12 months ending June 30 may be obtained free of charge by:

          >    calling 888-673-9950 or
          >    by visiting our web site at http://www. cambiar.com or
          >    by writing us at: 2401 E. Second Ave. #500, Denver, CO 80206

CLASS ACTION PROCEDURES:

Cambiar has engaged a third party class action claims service, Class Actions Claims Management, to provide securities class action research and proof of claim filing services for our clients. Class Action Claims Management shall participate in all relevant class actions.

PROXY PAPER GUIDELINES




                               2013 PROXY SEASON




                                 AN OVERVIEW OF
                          THE GLASS LEWIS APPROACH TO
                                  PROXY ADVICE

                                                                     GLASS
                                                                     LEWIS & CO.


                                PROXY PAPER(TM)
                                   GUIDELINES


2013 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

                                                                   UNITED STATES


                     COPYRIGHT 2012 GLASS LEWIS, & CO., LLC

TABLE
OF CONTENTS


I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2013                                 1

II. A BOARD OF DIRECTORS THAT SERVES THE                                    3
INTERESTS OF SHAREHOLDERS

     Election of Directors                                                  3
          Independence                                                      3
          Performance                                                       6
          Experience                                                       14
          Other Considerations                                             14
          Controlled Companies                                             16
          Unofficially Controlled Companies and 20-50%                     17
          Beneficial Owners
          Exceptions for Recent IPOs                                       17
          Mutual Fund Boards                                               18
     Declassified Boards                                                   19
     Mandatory Director Term and Age limits                                19
     Requiring Two or More Nominees per Board Seat                         20
     Proxy Access                                                          20
     Majority Vote for the Election of Directors                           20
          The plurality vote standard                                      21
          Advantages of a majority vote standard                           21

III. TRANSPARENCY AND INTEGRITY OF FINANCIAL                               22
REPORTING

     Auditor Ratification                                                  22
          Voting Recommendations on Auditor Ratification                   22
     Pension Accounting Issues                                             23

IV. THE LINK BETWEEN COMPENSATION AND                                      24
PERFORMANCE

     Advisory Vote on Executive Compensation ("Say-on-                     24
     Pay")
          Say-on-Pay Voting Recommendations                                25


                                       I

          Additional Scrutiny for Companies with Significant               26
          Opposition in 2012
          Short-Term Incentives                                            26
          Long-Term Incentives                                             26
          Pay for Performance                                              27
          Recoupment ("Clawback") Provisions                               27
          Frequency of Say-on-Pay                                          28
          Vote on Golden Parachute Arrangements                            28
     Equity-Based Compensation Plan Proposals                              28
          Option Exchanges                                                 29
          Option Backdating, Spring-Loading, and Bullet-                   30
          Dodging
          162(m) Plans                                                     31
          Director Compensation Plans                                      31

V. GOVERNANCE STRUCTURE AND THE                                            32
SHAREHOLDER FRANCHISE

     Anti-Takeover Measures                                                32
          Poison Pills (Shareholder Rights Plans)                          32
          NOL Poison Pills                                                 32
          Fair Price Provisions                                            33
     Reincorporation                                                       33
     Exclusive Forum Provisions                                            34
     Authorized Shares                                                     34
     Advance Notice Requirements                                           35
     Voting Structure                                                      35
          Cumulative Voting                                                35
          Supermajority Vote Requirements                                  36
     Transaction of Other Business                                         36
     Anti-Greenmail Proposals                                              36
     Mutual Funds: Investment Policies and Advisory                        37
     Agreements
     Real Estate Investment Trusts                                         37
          Preferred Stock Issuances at REITs                               37
     Business Development Companies                                        38
          Authorization to Sell Shares at a Price below Net                38
          Asset Value

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL                                    39
AND GOVERNANCE SHAREHOLDER INITIATIVES


                                       II

I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2013

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we've made noteworthy enhancements in the following areas, which are summarized below but discussed in greater detail throughout this document:

BOARD RESPONSIVENESS TO A SIGNIFICANT SHAREHOLDER VOTE

     o We've included a general section clarifying our long-standing approach in this area. Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns.

THE ROLE OF A COMMITTEE CHAIRMAN

     o We've included a general section explaining our analysis of the role of a committee chairman. Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

          o If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest- serving board member serving on the committee (i. e. in either case, the "senior director");

          o If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

PUBLIC COMPANY EXECUTIVES AND EXCESSIVE BOARD MEMBERSHIPS

     o We typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards. However, we will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

EQUITY-BASED COMPENSATION PLAN PROPOSALS

     o We've added an item to our list of overarching principles on which we evaluate equity compensation plans, namely, that plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to "inverse" full-value award multipliers.

EXCLUSIVE FORUM PROVISIONS

     o While our general approach to exclusive forum provisions remains unchanged--that we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt such a provision--we further explain that in certain cases we may support such a provision if the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (iii) maintains a strong record of good corporate governance practices.

REAL ESTATE INVESTMENT TRUSTS

     o We've included a general section on REITs and our approach to evaluating preferred stock issuances at these firms.

BUSINESS DEVELOPMENT COMPANIES

     o We've included a new section on our approach to analyzing business development companies and requests to sell shares at prices below Net Asset Value.

II. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director's service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director's relationships with the company, the company's executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director's decisions. We believe that such relationships make it difficult for a director to put shareholders' interests above the director's or the related party's interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director -- An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years(1) before the inquiry are usually considered "current" for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.


----------
(1) NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

Affiliated Director -- An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.(2) This includes directors whose employers have a material financial relationship with the company.(3) In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.(4) We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of "Material": A material relationship is one in which the dollar value exceeds:

     o $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a direc-tor, including professional or other services; or

     o $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;(5) and any aircraft and real estate dealings between the company and the director's firm; or

     o 1% of either company's consolidated gross revenue for other business relation-ships (e. g. , where the director is an executive officer of a company that provides services or products to or receives services or products from the company).(6)

Definition of "Familial": Familial relationships include a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person's home. A director is an affiliate if the director has a family member who is employed by the company and who receives com-pensation of $120,000 or more per year or the compensation is not disclosed.

Definition of "Company": A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director -- An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director's own best interests. Therefore, we will recommend voting against such a director.


----------
(2) If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

(3) We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of "material."

(4) This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

(5) We will generally take into consideration the size and nature of such charitable entities in relation to the company's size and industry along with any other relevant factors such as the director's role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

(6) This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically(7) recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman's presence.

In addition, we scrutinize avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company's audit, compensation, nominating, and governance committees.(8) We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board's approval, and the board should enable the CEO to carry out the CEO's vision for accomplishing the board's objectives. Failure to achieve the board's objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board's responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step FROM A corporate governance perspective and promotes the best interests of shareholders. Further,



----------
(7) With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending vot-ing against the directors subject to our concern at their next election if the concerning issue is not resolved.

(8) We will recommend voting against an audit committee member who owns 20% or more of the company's stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating, and governance committees.

the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction--one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.(9) Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs.(10)

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board's commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

     1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.(11)

     2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director's fault (we look at these late filing situations on a case-by-case basis).

     3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

     4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

     5. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS TO A SIGNIFICANT SHAREHOLDER VOTE

Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recom-mend against a director nominee, against a say-on-pay proposal, etc.), it will bolster our argument to vote against management's recommendation in the event we determine that the board did not respond appropriately.


----------
(9) Ken Favaro, Per-Ola Karlsson and Gary Neilson. "CEO Succession 2000-2009: A Decade of Convergence and Compres-sion." Booz & Company (from
Strategy+Business, Issue 59, Summer 2010).

(10) Spencer Stuart Board Index, 2011, p. 6

(11) However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the di-rector missed the meetings due to serious illness or other extenuating circumstances.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

     o At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities.

     o Any revisions made to the company's articles of incorporation, bylaws or other governance documents.

     o Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports.

     o Any modifications made to the design and structure of the company's compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

     o If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i. e. in either case, the "senior director");

     o If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. So in cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because "[v] ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important."(12)


----------
(12) Audit Committee Effectiveness -- What Works Best." PricewaterhouseCoopers. The Institute of Internal Auditors Re-search Foundation. 2005.

When assessing an audit committee's performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting -- the full board including the audit committee, financial management including the internal auditors, and the outside auditors -- form a 'three legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be 'first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors' behalf, it must include members withsufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said "members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."(13)

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:(14)

     1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

     2. The audit committee chair, if the audit committee does not have a financial expert or the committee's financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

     3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.

     4. The audit committee chair, if the committee has less than three members.

     5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience,



----------
(13) Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

(14) As discussed under the section labeled "Committee Chairman," where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

          in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member's attendance at all board and committee meetings.
          (15)

     6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

     7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

     8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board ("PCAOB").

     9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

     10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

     11. The audit committee chair(16) if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

     12. All members of an audit committee where the auditor has resigned and reported that a section 10A(17) letter has been issued.

     13. All members of an audit committee at a time when material accounting fraud occurred at the company. (18)

     14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

          o    The restatement involves fraud or manipulation by insiders;

          o The restatement is accompanied by an SEC inquiry or investigation;

          o    The restatement involves revenue recognition;

          o The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

          o The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.


----------
(15) Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director's experience, the size, industry-mix and location of the companies involved and the director's attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

(16) As discussed under the section labeled "Committee Chairman," in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

(17) Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

(18) Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines--facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. "Fraudulent Financial
Reporting: 1998-2007." May 2010).

     15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

     16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

     17. All members of an audit committee when the company has aggressive accounting policies and/ or poor disclosure or lack of sufficient transparency in its financial statements.

     18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g. the company receives an adverse opinion on its financial statements from the auditor)

     19. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company for damages.(19)

     20. All members of the audit committee who served since the date of the company's last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business's long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company's proxy. We review


----------
(19) The Council of Institutional Investors. "Corporate Governance Policies," p. 4, April 5, 2006; and "Letter from Council of Institutional Investors to the AICPA," November 8, 2006.

the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company's top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:(20)

     1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.(21)

     2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

     3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.(22)

     4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

     5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

     6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

     7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

     8. All members of the compensation committee when the company repriced options or completed a "self tender offer" without shareholder approval within the past two years.

     9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

     10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

     11. All members of the compensation committee when option exercise prices were spring-loaded or


----------
(20) As discussed under the section labeled "Committee Chairman," where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

(21) Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

(22) In cases where the company received two D grades in consecutive years, but during the past year the company per-formed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a say-on-pay proposal in this in-stance, we will consider voting against the advisory vote rather than the compensation committee chair unless the com-pany exhibits unquestionably egregious practices.

          otherwise timed around the release of material information.

     12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

     13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

     14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.(23)

     15. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis' philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:(24)

1. All members of the governance committee(25) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.(26) Examples of these types of shareholder


----------

(23) In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

(24) As discussed in the guidelines section labeled "Committee Chairman," where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

(25) If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

(26) Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of proposals are majority vote to elect directors and to declassify the board.

     2. The governance committee chair,(27) when the chairman is not independent and an independent lead or presiding director has not been appointed.(28)

     3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

     4. The governance committee chair, when the committee fails to meet at all during the year.

     5. The governance committee chair, when for two consecutive years the company provides what we consider to be "inadequate" related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

     6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)(29) without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.


Regarding the nominating committee, we will recommend voting against the following:(30)

     1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

     2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

     3. In the absence of a governance committee, the nominating committee chair(31) when the chairman is not independent, and an independent lead or presiding director has not been appointed.(32)

     4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.(33)

     5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.(34)


----------
the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

(27) As discussed in the guidelines section labeled "Committee Chairman," if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

(28) We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

(29) A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and relat-ed relief offered under that state's laws and rulings.

(30) As discussed in the guidelines section labeled "Committee Chairman," where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

(31) As discussed under the section labeled "Committee Chairman," if the committee chair is not specified, we will rec-ommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

(32) In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

(33) In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

(34) Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization's risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board's role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company's board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)(35), we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

EXPERIENCE

We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF DIRECTOR EXPERIENCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.(36)

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

OTHER CONSIDERATIONS

In addition to the three key characteristics -- independence, performance, experience -- that we use


----------
nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

(35) A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company's board structure and method of disclosure. At some companies, the entire board is charged with risk management.

(36) We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

CONFLICTS OF INTEREST

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

     1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

     2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis.(37) Academic literature suggests that one board takes up approximately 200 hours per year of each member's time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.(38) Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.(39)

     3. A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

     4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

     5. Interlocking directorships: CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.(40)

     6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.(41) In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

----------
(37) Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

(38) Our guidelines are similar to the standards set forth by the NACD in its "Report of the NACD Blue Ribbon Commission on Director Professionalism," 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its "Corporate Governance Best Practices: A Blueprint for the Post-Enron Era," 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

(39) Spencer Stuart Board Index, 2011, p. 8.

(40) We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

(41) Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

SIZE OF THE BOARD OF DIRECTORS

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).(42)

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board's function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

INDEPENDENCE EXCEPTIONS

The independence exceptions that we make for controlled companies are as follows:

     1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

     2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

          o We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company's shareholder base makes such committees weak and irrelevant.

          o Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives' pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company's compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

     3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board -- such as chairman or presiding director -- can best carry out the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.


----------
(42) The Conference Board, at p. 23 in its May 2003 report "Corporate Governance Best Practices, Id.," quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

SIZE OF THE BOARD OF DIRECTORS

We have no board size requirements for controlled companies.

AUDIT COMMITTEE INDEPENDENCE

We believe that audit committees should consist solely of independent directors. Regardless of a company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

UNOFFICIALLY CONTROLLED COMPANIES AND 20-50% BENEFICIAL OWNERS

Where an individual or entity owns more than 50% of a company's voting power but the company is not a "controlled" company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company's voting power, but the company is not "controlled" and there is not a "majority" owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity's percentage of ownership.

EXCEPTIONS FOR RECENT IPOS

We believe companies that have recently completed an initial public offering ("IPO") should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company's IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

     1. Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill's adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill's adoption. Such instances are indicative of boards that may subvert shareholders' best interests following their IPO.

     2. Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company's charter or bylaws before the company's IPO, we will recommend voting against the chairman of the govern-ance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund's adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

     1. Size of the board of directors: The board should be made up of between five and twenty directors.

     2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund's registered investment adviser should serve on the board.

     3. Independence of the audit committee: The audit committee should consist solely of independent directors.

     4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

     1. Independence of the board: We believe that three-fourths of an investment company's board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into "proposed rule" status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

     2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

     3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund's chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company's nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/ s70304-179.pdf)

     4. Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute's ("ICI") Overview of Fund Governance Practices, 1994-2010, indicates that the average number of funds served by an independent director in 2010 was 49. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds' boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover "reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced."(43) When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.(44) Further, one of those same professors found that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."(45) A subsequent study reaffirmed that classified boards reduce shareholder value, finding "that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth."(46)

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.(47) Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.(48)

Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders' best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making "tough decisions."


----------
(43) Lucian Bebchuk, John Coates IV, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," 55 Stanford Law Review 885-917 (2002), page 1.

(44) Id. at 2 ("Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].").

(45) Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Boards" (2004).

(46) Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, "Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment," SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

(47) Spencer Stuart Board Index, 2011, p. 14

(48) Lucian Bebchuk, John Coates IV and Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy," 54 Stanford Law Review 887-951 (2002).

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director's experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board's approach to corporate governance and the board's stewardship of company performance rather than imposing inflexible rules that don't necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board's clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2012, we expect to see a number of shareholder proposals regarding this topic in 2013 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to GLASS LEWIS' GUIDELINES ON SHAREHOLDER RESOLUTIONS AND INITIATIVES.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2012, Glass Lewis tracked over 35 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., roughly on par with what we reviewed in each of the past several years, but a sharp contrast to the 147 proposals tracked during all of 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.(49) During 2012 these proposals received on average 61.2% shareholder support (based on for and against votes), up from 54% in 2008.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee "wins" the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections." This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director's replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.


----------
(49) Spencer Stuart Board Index, 2011, p. 14

III. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor's role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company's books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company's fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

          "THE AUDITOR IS EXPECTED TO OFFER CRITICAL AND OBJECTIVE JUDGMENT ON THE FINANCIAL MATTERS UNDER CONSIDERATION, AND ACTUAL AND PERCEIVED ABSENCE OF CONFLICTS IS CRITICAL TO THAT EXPECTATION. THE COMMITTEE BELIEVES THAT AUDITORS, INVESTORS, PUBLIC COMPANIES, AND OTHER MARKET PARTICIPANTS MUST UNDERSTAND THE INDEPENDENCE REQUIREMENTS AND THEIR OBJECTIVES, AND THAT AUDITORS MUST ADOPT A MINDSET OF SKEPTICISM WHEN FACING SITUATIONS THAT MAY COMPROMISE THEIR INDEPENDENCE."

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor's interests and the public's interests. Almost without exception, shareholders should be able to annually review an auditor's performance and to annually ratify a board's auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that "to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement."(50)

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that audi-tor independence, objectivity and professional skepticism could be enhanced, with a specific empha-sis on mandatory audit firm rotation. The PCAOB convened several public roundtable meeting during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the inde-pendence of the auditor and the integrity of the audit; we will typically recommend supporting pro-posals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management's choice of auditor except when we believe the auditor's independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.


----------
(50) "Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury." p. VIII:20, October 6, 2008.

Reasons why we may not recommend ratification of an auditor include:

     1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

     2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.(51)

     3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

     4. When audit fees are excessively low, especially when compared with other companies in the same industry.

     5.   When the company has aggressive accounting policies.

     6. When the company has poor disclosure or lack of transparency in its financial statements.

     7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

     8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor's interests and shareholder interests.


PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company's net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company's discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.
----------
(51) An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

IV. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board's priorities are revealed. Glass Lewis strongly believes execu-tive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders' interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") required most companies(52) to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company's compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of "against" or "abstain" votes indicate substantial shareholder concern about a company's compensation policies and procedures.

Given the complexity of most companies' compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company's compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company's long-term


----------
(52) Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

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shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company's approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

     o The overall design and structure of the Company's executive compensation program including performance metrics;

     o    The quality and content of the Company's disclosure;

     o    The quantum paid to executives; and

     o The link between compensation and performance as indicated by the Company's current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company's compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company's compensation program's design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

     o    Inappropriate peer group and/or benchmarking issues

     o    Inadequate or no rationale for changes to peer groups

     o Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

     o    Guaranteed bonuses

     o Targeting overall levels of compensation at higher than median without adequate justification

     o Bonus or long-term plan targets set at less than mean or negative performance levels

     o Performance targets not sufficiently challenging, and/or providing for high potential payouts

     o    Performance targets lowered, without justification

     o Discretionary bonuses paid when short- or long-term incentive plan targets were not met

     o Executive pay high relative to peers not justified by outstanding company performance

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     o    The terms of the long-term incentive plans are inappropriate (please see "Long-Term Incentives" below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

ADDITIONAL SCRUTINY FOR COMPANIES WITH SIGNIFICANT OPPOSITION IN 2012

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2012, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year's vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

SHORT-TERM INCENTIVES

A short-term bonus or incentive ("STI") should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company's business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive's pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

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

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive ("LTI") plans. These include:

     o    No re-testing or lowering of performance conditions

     o    Performance metrics that cannot be easily manipulated by management

     o    Two or more performance metrics

     o At least one relative performance metric that compares the company's performance to a relevant peer group or index

     o    Performance periods of at least three years

     o Stretching metrics that incentivize executives to strive for outstanding performance

     o    Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company's business.

Glass Lewis believes that measuring a company's performance with multiple metrics serves to provide a more complete picture of the company's performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return ("TSR") against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company's compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company's pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives' pay and company performance against peers selected by Equilar's market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies from a school letter system: "A", "B", "F", etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

RECOUPMENT ("CLAWBACK") PROVISIONS

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies

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

to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and
(iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders' ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan's cost as compared with the business's operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

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

In our analysis, we compare the program's expected annual expense with the business's operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan's expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

     1.   Companies should seek more shares only when needed.

     2. Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

     3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

     4.   Annual net share count and voting power dilution should be limited.

     5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

     6. The expected annual cost of the plan should be proportional to the business's value.

     7. The intrinsic value that option grantees received in the past should be reasonable compared with the business's financial results.

     8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

     9.   Plans should not permit re-pricing of stock options.

     10. Plans should not contain excessively liberal administrative or payment terms.

     11. Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to "inverse" full-value award multipliers.

     12. Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

     13. Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option's value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock's value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we

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

think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original "bargain" was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

     1.   Officers and board members cannot participate in the program;

     2. The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

     3. The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

     4. Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING, AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option's grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock's price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company's compensation and governance practices.(53)

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company's financial reports.


----------
(53) Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. "LUCKY CEOs." November,
2006.

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

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(M) PLANS

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company's peers.

The company's record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

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V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders' best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company's course. However, on an issue such as this, where the link between the shareholders' financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan's implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

     1.   The form of offer is not required to be an all-cash transaction;

     2. The offer is not required to remain open for more than 90 business days;

     3. The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

     4.   There is no fairness opinion requirement; and

     5.   There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income,
Section 382 of the Internal Revenue Code limits companies' ability to use NOLs in the event of a "change of ownership."(54) In this case, a company may adopt or amend a poison pill ("NOL pill") in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.


----------
(54) Section 382 of the Internal Revenue Code refers to a "change of ownership" of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the "trafficking" of net operating losses.

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

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable "sunset" provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation's common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of "continuing directors" and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an "interested stockholder" by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company's outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those

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

relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

     1.   Is the board sufficiently independent?

     2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?

     3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

     4. Do shareholders have the right to call special meetings of shareholders?

     5.   Are there other material governance issues at the Company?

     6. Has the Company's performance matched or exceeded its peers in the past one and three years?

     7. How has the Company ranked in Glass Lewis' pay-for-performance analysis during the last three years?

     8.   Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company's place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder's choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company's operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

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

     1. Stock Split -- We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company's most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

     2. Shareholder Defenses -- Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

     3. Financing for Acquisitions -- We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

     4. Financing for Operations -- We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company's ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from

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

a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund's structure and/or a fund's relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

     o    The terms of any amended advisory or sub-advisory agreement;

     o    Any changes in the fee structure paid to the investment advisor; and

     o    Any material changes to the fund's investment objective or strategy.

We generally support amendments to a fund's investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund's advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund's investment objective or strategy, we believe shareholders are best served when a fund's objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund's investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors' diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts ("REITs") provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the "100 Shareholder Test") and no more than 50% of the value of its shares can be held by five or fewer individuals (the "5/50 Test"). At least 75% of a REITs' assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including pre-ferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as "blank-check preferred stock"). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fash-

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

ion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT's growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies ("BDCs") were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies ("RICs") under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs--the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, theysometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value ("NAV"). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

     1. The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

     2. The proposed discount below NAV is minimal (ideally no greater than 20%);

     3. The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the Company's then-outstanding common stock prior to the issuance); and

     4. A majority of the Company's independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the Company's past below-NAV share issuances have benefitted the Company.

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

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance. FOR A DETAILED REVIEW OF COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES, PLEASE REFER TO OUR COMPREHENSIVE PROXY PAPER GUIDELINES ON SHAREHOLDER INITIATIVES.

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

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis' experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

COPYRIGHT [C] 2012 GLASS, LEWIS & CO., LLC. ALL RIGHTS RESERVED.
















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


                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) Amended and Restated Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(a)(2) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

(c) Not Applicable.

(d)(1) Investment Advisory Agreement dated August 15, 1994 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit (5)(e) of Post- Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96- 001199 on February 28, 1996.

(d)(2) Expense Limitation Agreement dated March 1, 2008 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit
(d)(2) of Post- Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(d)(3) Revised Schedule A dated March 1, 2010 to the Expense Limitation Agreement dated March 1, 2008 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit (d)(3) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.

(d)(4) Investment Advisory Agreement dated November 21, 1994 between the Registrant and AIG Global Investment Corp. (now, AIG Asset Management (U.S.),
LLC) is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(d)(5) Assignment and Assumption Agreement dated December 31, 2003 between AIG Capital Management Corp. and AIG Global Investment Corp. (now, AIG Asset Management (U.S.), LLC) is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on March 1, 2004.

(d)(6) Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(d)(7) Amended and Restated Schedule dated May 19, 1998 to the Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.

(d)(8) Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(d)(9) Revised Schedule to the Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(10) Amended and Restated Expense Limitation Agreement dated February 13, 2013 between the Registrant and LSV Asset Management, relating to the LSV Family of Funds, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(11) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management, Inc. (now, Acadian Asset Management
LLC) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(12) Amended Schedule A to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management, Inc. (now Acadian Asset Management, LLC) is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10- 000392 on September 3, 2010.

(d)(13) Expense Limitation Agreement dated December 16, 2010, between the Registrant and Acadian Asset Management LLC, is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 28, 2012.

(d)(14) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(15) Amended Schedule A, dated August 13, 2013, to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is filed herewith.

(d)(16) Amended and Restated Expense Limitation Agreement, dated September 1, 2010, is filed herewith.

(d)(17) Amended Schedule A, dated August 13, 2013, to the Amended and Restated Expense Limitation Agreement, dated September 1, 2010, between the Registrant and Cambiar Investors LLC is filed herewith.

(d)(18) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(19) Investment Advisory Agreement dated June 24, 2002 between the Registrant and C.S. McKee, L.P. is incorporated herein by reference to exhibit
(d)(24) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(20) Investment Advisory Agreement dated August 8, 2008 between the Registrant and Rice, Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000641 on December 18, 2009.

(d)(21) Expense Limitation Agreement dated March 1, 2008, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Family of Funds, is incorporated herein by reference to exhibit (d)(20) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(22) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(23) Amendment and Revised Schedule A dated June 1, 2010 to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 126 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000336 on August 30, 2010.

(d)(24) Investment Advisory Agreement dated January 29, 2010 between the Registrant and PNC Capital Advisors, LLC, relating to the UA S&P 500 Index Fund, is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(25) Investment Advisory Agreement dated May 28, 2004 between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(d)(26) Expense Limitation Agreement dated March 1, 2008, between the Registrant and Haverford Investment Management, Inc., relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit
(d)(25) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(27) Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.

(d)(28) Schedule A, dated December 16, 2005, as last amended November 14, 2012, to the Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 202 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000594 on December 19, 2012.

(d)(29) Amended and Restated Expense Limitation Agreement dated February 26, 2013, between the Registrant and Westwood Management Corp., relating to the Westwood Family of Funds, is incorporated herein by reference to exhibit
(d)(28) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(30) Investment Sub-Advisory Agreement dated December 27, 2011, between Westwood Management Corp. and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration High Yield Fund, is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(31) Investment Advisory Agreement dated February 27, 2006 between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d)(32) Expense Limitation Agreement dated March 1, 2008 between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit
(d)(28) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.

(d)(33) Investment Advisory Agreement dated September 21, 2009 between the Registrant and Pennant Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post- Effective Amendment No. 115 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09- 000594 on November 30, 2009.

(d)(34) Investment Advisory Agreement dated March 31, 2010 between the Registrant and Sands Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(d)(35) Expense Limitation Agreement dated March 31, 2010, between the Registrant and Sands Capital Management, LLC, relating to the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(36) Investment Advisory Agreement dated March 24, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Family of Funds, is incorporated herein by reference to exhibit (d)(35) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(37) Expense Limitation Agreement, effective as of March 28, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Family of Funds, is incorporated herein by reference to exhibit (d)(43) of Post-Effective Amendment No. 154 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000353 on June 29, 2011.

(d)(38) Investment Advisory Agreement dated June 20, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(39) Expense Limitation Agreement dated December 15, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(38) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(40) Investment Advisory Agreement dated December 19, 2011, between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (d)(39) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(41) Revised Schedule A dated May 14, 2013 to the Investment Advisory Agreement between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (d)(40) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 28, 2013.

(d)(42) Amended and restated Expense Limitation Agreement dated May 14, 2013 between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (d)(41) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 28, 2013.

(d)(43) Investment Advisory Agreement dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration

Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(d)(44) Amended and Restated Expense Limitation Agreement dated April 30, 2013, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(42) of Post-Effective Amendment No. 210 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000257 on April 30, 2013.

(d)(45) Investment Advisory Agreement between the Trust and Citigroup First Investment Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(47) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(d)(46) Expense Limitation Agreement between the Registrant and Citigroup First Investment Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(48) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(d)(47) Investment Advisory Agreement dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(48) Expense Limitation Agreement dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(49) Amended Schedule A to the Investment Advisory Agreement dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, to be filed by amendment.

(d)(50) Amended Schedule A to the Expense Limitation Agreement dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, to be filed by amendment.

(d)(51) Investment Advisory Agreement between the Trust and Cornerstone Advisors, Inc., relating to the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(51) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(52) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Parametric Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(52) of Post-Effective Amendment No. 193 to the

Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(53) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(53) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(54) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Harris Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(54) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(55) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Thornburg Investment Management Inc, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(55) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(56) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Marsico Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(56) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(57) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Turner Investments, L.P., relating to the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(57) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(58) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Cramer Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(58) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(59) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Fairpointe Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(59) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(60) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Phocas Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(60) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(61) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and TCW Investment Management Company, relating to the Cornerstone Advisors Global Public Equity Fund, to be filed by amendment.

(d)(62) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Allianz Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(62) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(63) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Acadian Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(63) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(64) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(64) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(65) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and OFI SteelPath, Inc., relating to the Cornerstone Advisors Income Opportunities Fund, to be filed by amendment.

(d)(66) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and AlphaSimplex Group, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(66) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(67) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and AQR Capital Management, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(67) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(68) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund, to be filed by amendment.

(d)(69) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(69) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(70) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and BlackRock Investment Management, LLC, relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(70) of Post-Effective Amendment No. 193 to the Registrant's

Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(71) Form of Investment Advisory Agreement between the Registrant and Harvest Global Investments Limited is incorporated herein by reference to exhibit (d)(71) of Post-Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.

(d)(72) Form of Expense Limitation Agreement between the Registrant and Harvest Global Investments Limited is incorporated herein by reference to exhibit
(d)(72) of Post-Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.

(d)(73) Investment Advisory Agreement between the Registrant and Stein Roe Investment Counsel, Inc., relating to the AT Family of Funds, to be filed by amendment.

(d)(74) Expense Limitation Agreement between the Registrant and Stein Roe Investment Counsel, Inc., relating to the AT Family of Funds, to be filed by amendment.

(d)(75) Investment Advisory Agreement between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(74) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(76) Expense Limitation Agreement between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(75) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(e)(1) Distribution Agreement dated November 14, 1991, as amended and restated August 8, 1994, between the Registrant and SEI Financial Services Company (now, SEI Investments Distribution Co.) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(e)(2) Distribution Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(4) of Post- Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03- 000108 on February 28, 2003.

(e)(3) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit
(e)(3) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(e)(4) Amended and Restated Sub-Distribution and Servicing Agreement dated November 10, 1997 between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit (6)(c) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-008087 on February 27, 1998.

(e)(5) Revised Form of Amended Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co. is incorporated herein by reference to exhibit
(e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not applicable.

(g)(1) Custodian Agreement dated August 12, 1991 between the Registrant and CoreStates Bank N.A. (now, US Bank, National Association) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(g)(2) Amendment dated May 21, 2001 to the Custodian Agreement dated August 12, 1991 between the Registrant and First Union National Bank (now, U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.

(g)(3) Amended Fee Schedule dated February 18, 2004 to the Custodian Agreement dated August 12, 1991 between the Registrant and Wachovia Bank, National Association (now U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(7) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N- 1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04- 000095 on March 1, 2004.

(g)(4) Amendment and Assignment dated August 8, 2006 to the Custodian Agreement dated August 12, 1991 between the Registrant and Wachovia Bank, N.A., (now U.S. Bank, National Association) assigning the Custodian Agreement to U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000367 on August 28, 2006.

(g)(5) Amendment dated March 14, 2007 to the Custodian Agreement dated August 12, 1991 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(g)(6) Custodian Agreement dated November 13, 2007 between the Registrant and Union Bank of California, N.A., to be filed by amendment.

(g)(7) Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000264 on April 30, 2003.

(g)(8) Amended Fee Schedule dated February 19, 2003 to the Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(6) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(g)(9) Custody Agreement between the Registrant and The Northern Trust Company, to be filed by amendment.

(g)(10) Global Custodial Services Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.

(g)(11) Amended Fee Schedule to the Global Custodial Services Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.

(g)(12) Custodial Services Agreement between the Registrant and The Bank of New York Mellon, relating to the Cambiar Aggressive Value Fund and Cambiar Opportunity Fund, to be filed by amendment.

(h)(1) Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(h)(2) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(h)(3) Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(24) of Post-Effective Amendment No. 98 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000218 on June 15, 2007.

(h)(4) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(64) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(5) Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(h)(6) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit
(h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(7) Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(h)(8) Amendment dated April 1, 2009 to the Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(9) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(10) Transfer Agency Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.

(h)(11) Transfer Agency Services Agreement between the Registrant and Atlantic Fund Services, to be filed by amendment.

(h)(12) Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(13) Amendment to the Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(14) Shareholder Services Plan, relating to the Investor Class Shares of the Cambiar Funds, is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000154 on April 16, 2004.

(h)(15) Revised Exhibit A to the Shareholder Services Plan, relating to Investor Class Shares of the Cambiar Funds, is incorporated herein by reference to exhibit (h)(11) of Post- Effective Amendment No. 168 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11- 000735 on November 30, 2011.

(h)(16) Shareholder Services Plan, relating to the Retail Class Shares of the Edgewood Growth Fund, is incorporated herein by reference to exhibit (h)(42) of Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000148 on April 14, 2006.

(h)(17) Shareholder Services Plan, relating to Institutional Shares of the Westwood Funds, is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrants Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(h)(18) Exhibit A to the Shareholder Services Plan, relating to the Institutional Shares of the Westwood Funds, is incorporated herein by reference to exhibit (h)(14) of Post-Effective Amendment No. 140 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000194 on March 28, 2011.

(h)(19) Shareholder Services Plan, relating to the Investor Class Shares of the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (h)(30) of Post- Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2010.

(h)(20) Shareholder Services Plan, relating to R Class Shares of the AlphaOne Funds, is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000199 on March 30, 2011.

(h)(21) Shareholder Services Plan, relating to Investor Class and Institutional Shares of the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit
(h)(17) of Post-Effective Amendment No. 171 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000783 on December 28, 2011.

(h)(22) Revised Schedule A dated May 14, 2013 to the Shareholder Services Plan, relating to Investor Class and Institutional Shares of the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (h)(22) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 28, 2013.

(h)(23) Shareholder Services Plan, relating to the A Shares of the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, to be filed by amendment.

(h)(24) Shareholder Services Plan, relating to the Investor Class Shares of the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (h)(22) of Post- Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(h)(25) Shareholder Services Plan, relating to the Investor Class Shares of the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (h)(23) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.

(h)(26) Revised Schedule A to the Shareholder Services Plan, relating to the Investor Class Shares of the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, to be filed by amendment.

(h)(27) Shareholder Services Plan, relating to the Institutional Shares of the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (h)(26) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(28) Shareholder Services Plan, relating to the Investor Class Shares of the AT Family of Funds, to be filed by amendment.

(i) Opinion and Consent of Counsel, Morgan, Lewis and Bockius, LLP, relating to the Institutional and Investor Class Shares of the Cambiar Funds, is filed herewith.

(j) Consent of independent registered public accounting firm, Ernst & Young LLP, is filed herewith.

(k) Not Applicable.

(l) Not Applicable.


(m)(1) Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(m)(2) Schedule A, as last amended August 13, 2013, to the Distribution Plan dated August 8, 1994, as amended August 14, 2000, to be filed by amendment.

(m)(3) Distribution Plan dated September 17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(6) of Post- Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04- 000242 on June 1, 2004.

(m)(4) Amended Schedule A dated November 13, 2007 to the Distribution Plan dated September 17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(4) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(n)(1) Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007 (including Schedules and Certificates of Class Designation thereto) is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000392 on September 3, 2010.

(n)(2) Revised Schedule F and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Westwood Family of Funds, are incorporated herein by reference to exhibit (n)(2) of Post-Effective Amendment No. 202 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000594 on December 19, 2012.

(n)(3) Schedule I and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Multiple Class Plan dated February 21, 2007, relating to the AlphaOne Family of Funds, are incorporated herein by reference to exhibit (n)(4) of Post- Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000199 on March 30, 2011.

(n)(4) Revised Schedule C and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Cambiar Funds, is filed herewith.

(n)(5) Revised Schedule J and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, are incorporated herein by reference to exhibit
(n)(5) of Post-

Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 28, 2013.

(n)(6) Schedule K and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (n)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(n)(7) Schedule N and Certificate of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Harvest China All Assets Fund and the Harvest Intermediate Bond Fund , is incorporated herein by reference to exhibit (n)(8) of Post-Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.

(n)(8) Schedule O and Certificate of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the AT Family of Funds, to be filed by amendment.

(n)(9) Revised Schedule M and Certificate of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, to be filed by amendment.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics dated November 2007 is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(2) HGK Asset Management, Inc. Revised Code of Ethics dated October 23, 2009 is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2010.

(p)(3) LSV Asset Management Revised Code of Ethics dated January 19, 2007 is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(4) Cambiar Investors LLC Revised Code of Ethics dated January 2012 is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 194 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000394 on August 28, 2012.

(p)(5) Investment Counselors of Maryland, LLC Revised Code of Ethics dated March 13, 2007 is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(6) C.S. McKee, LLP Revised Code of Ethics, to be filed by amendment.

(p)(7) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics, is incorporated herein by reference to exhibit (p)(7) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(8) First Manhattan Co. Revised Code of Ethics dated December 2006 is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(9) Haverford Investment Management, Inc. Revised Code of Ethics, is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(10) AIG Asset Management (U.S.), LLC Revised Code of Ethics dated September 13, 2007 is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(11) Rice Hall James & Associates, LLC Revised Code of Ethics, is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(12) Acadian Asset Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(13) Westwood Management Corp. Revised Code of Ethics is incorporated herein by reference to exhibit (p)(13) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(14) Edgewood Management LLC Revised Code of Ethics, to be filed by amendment.

(p)(15) PNC Capital Advisors, LLC Code of Ethics dated October 8, 2009 is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2010.

(p)(16) Pennant Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 112 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000365 on August 21, 2009.

(p)(17) Sands Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 117 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000009 on January 15, 2010.

(p)(18) AlphaOne Investment Services, LLC Code of Ethics dated May 1, 2011, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(p)(19) Loomis, Sayles & Company L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(20) CBRE Clarion Securities LLC Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(21) SKY Harbor Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(22) Hamlin Capital Management, LLC Code of Ethics, is incorporated herein by reference to exhibit (p)(23) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.

(p)(23) Thomson Horstmann & Bryant, Inc. Code of Ethics, is incorporated herein by reference to exhibit (p)(24) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.

(p)(24) SEI Investments Distribution Co. Code of Ethics as revised December 18, 2012 is filed herewith.

(p)(25) Citigroup First Investment Management Americas LLC Code of Ethics is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(p)(26) Cornerstone Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(27) Parametric Portfolio Associates LLC Code of Ethics is incorporated herein by reference to exhibit (p)(28) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(28) Harris Associates L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(29) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(29) Thornburg Investment Management Inc Code of Ethics is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(30) Marsico Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(31) Turner Investments, L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(32) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(32) Cramer Rosenthal McGlynn LLC Code of Ethics is incorporated herein by reference to exhibit (p)(33) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(33) Fairpointe Capital LLC Code of Ethics is incorporated herein by reference to exhibit (p)(34) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(34) Phocas Financial Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(35) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(35) TCW Investment Management Company Code of Ethics, to be filed by amendment.

(p)(36) Amendment to the TCW Investment Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(37) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(37) Allianz Global Investors Capital LLC Code of Ethics is incorporated herein by reference to exhibit (p)(38) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(38) Driehaus Capital Management LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(38) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(39) OFI SteelPath, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(39) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(40) AlphaSimplex Group, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(41) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File

Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(41) AQR Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(42) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(42) ClariVest Asset Management LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(42) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(43) Kayne Anderson Capital Advisors, L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(44) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(44) BlackRock Financial Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(45) Harvest Global Investments Limited Code of Ethics is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.

(p)(46) Stein Roe Investment Counsel, Inc. Code of Ethics, to be filed by amendment.

(p)(47) Fayez Sarofim & Co. Code of Ethics dated June 14, 2012 is incorporated herein by reference to exhibit (p)(47) of Post-Effective Amendment No. 215 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000356 on June 28, 2013.

(p)(48) SEI Investments Global Funds Services Code of Ethics dated June 2012 is filed herewith.

(q) Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael Lawson, William M. Doran, John K. Darr, George J. Sullivan, Jr., Charles E. Carlbom, James M. Storey, Philip T. Masterson, Mitchell A. Johnson, Bruce Speca and Joseph T. Grause are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 212 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000327 on June 18, 2013.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ACADIAN ASSET MANAGEMENT LLC
Acadian Asset Management LLC ("Acadian") serves as the investment adviser to the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund and as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME OF OTHER COMPANY       CONNECTION WITH OTHER COMPANY
INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------
Laurent De Greef, Member of   Acadian Asset Management    Managing Director, asset
Board of Managers             (UK) Ltd                    management
--------------------------------------------------------------------------------------------------------
John Chisholm, Executive      Acadian Asset Management
Vice President, CIO, Member   (UK) Ltd                    Director, asset management
of Board of Managers
--------------------------------------------------------------------------------------------------------
                              Acadian Asset Management    Director, asset management
                              (UK) Ltd
Churchill Franklin, Executive --------------------------------------------------------------------------
Vice President, COO,          Acadian Asset Management
Member of Board of            (Australia) Ltd             Director, asset management
Managers                      --------------------------------------------------------------------------
                              Acadian Cayman Limited G.P. Director, asset management
--------------------------------------------------------------------------------------------------------
Ronald Frashure, Chairman,    Acadian Asset Management    Director, asset management
Member of Board of            (Singapore) Pte Ltd
Managers                      --------------------------------------------------------------------------
                              Acadian Cayman Limited G.P. Director, asset management
--------------------------------------------------------------------------------------------------------
Mark Minichiello, Executive   Acadian Asset Management    Director, asset management
Vice President, COO,          (UK) Ltd
Treasurer, Secretary, Member  --------------------------------------------------------------------------
of Board of Managers          Acadian Asset Management
                              (Singapore) Pte Ltd         Director, asset management
--------------------------------------------------------------------------------------------------------


                                       19



--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------
Ross Dowd, Executive Vice   Acadian Asset Management           Director, asset management
President, Head of Client   (UK) Ltd
Service, Member of Board of ----------------------------------------------------------------------------
Managers                    Acadian Cayman Limited G.P.        Director, asset management
                            ----------------------------------------------------------------------------
                            Acadian Asset Management           Director, asset management
                            (Singapore) Pte Ltd
--------------------------------------------------------------------------------------------------------
Linda Gibson, Member of     Director, Executive Vice
Board of Managers           President and Head of Global
                            Distribution - Old Mutual (US)
                            Holdings Inc. (a holding
                            company);
                            Acadian Asset Management LLC
                            (an investment advisor);
                            Barrow, Hanley, Mewhinney &
                            Strauss, LLC (an investment
                            advisor);
                            The Campbell Group, Inc. (a
                            holding company for The
                            Campbell Group LLC)
                            Echo Point Investment
                            Management, LLC (an
                            investment advisor);
                            Old Mutual (HFL) Inc. (a
                            holding company for Heitman        Affiliated Directorships
                            affiliated financial services
                            firms);
                            Investment Counselors of
                            Maryland, LLC (an investment
                            advisor);
                            Old Mutual Asset Management
                            International, Ltd. (an investment
                            advisor);
                            Copper Rock Capital Partners,
                            LLC (an investment advisor);
                            Old Mutual Investment Partners
                            (a registered broker-dealer);
                            Rogge Global Partners plc (an
                            investment advisor);
                            Thompson, Siegel & Walmsley
                            LLC (an investment advisor)
--------------------------------------------------------------------------------------------------------
Matthew Berger, Member of   Senior Vice President, Finance
Board of Managers           and Affiliate Management - Old
                            Mutual (US) Holdings Inc. (a
                            holding company);                  Affiliated Directorships
                            Acadian Asset Management LLC
                            (investment advisor)
--------------------------------------------------------------------------------------------------------
Christopher Hadley, Member  Executive Vice President, Head
of Board of Managers        of Human Resources - Old
                            Mutual (US) Holdings Inc. (a       Affiliated Directorships
--------------------------------------------------------------------------------------------------------


                                       20



--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH     NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------
                           holding company);
                           Acadian Asset Management LLC
                           (an investment advisor)
--------------------------------------------------------------------------------------------------------
Aidan Riordan, Member of   Executive Vice President, Head
Board of Managers          of Affiliate Management - Old
                           Mutual (US) Holdings Inc. (a
                           holding company);
                           Acadian Asset Management LLC       Affiliated Directorships
                           (an investment advisor);
                           Copper Rock Capital Partners
                           LLC (an investment advisor);
                           Echo Point Investment
                           Management, LLC (an
                           investment advisor)
--------------------------------------------------------------------------------------------------------
Stephen Belgrad, Member of Director, Chief Financial Officer
Board of Managers          and Executive Vice President-
                           Old Mutual (US) Holdings Inc.
                           (a holding company); Acadian
                           Asset Management LLC (an
                           investment advisor);
                           Old Mutual Asset Management        Affiliated Directorships
                           International, Ltd. (an investment
                           advisor)
--------------------------------------------------------------------------------------------------------

AIG ASSET MANAGEMENT (U.S.), LLC
AIG Asset Management (U.S.), LLC ("AIG") serves as the investment adviser for the AIG Money Market Fund. The principal address of AIG is 80 Pine Street, New
York, New York 10005. AIG is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of AIG has engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALLIANZ GLOBAL INVESTORS U.S. LLC
Allianz Global Investors U.S. LLC ("Allianz Global Investors U.S.") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity
Fund. The principal address of Allianz Global Investors U.S. is 1633 Broadway,
New York, NY 10019. Allianz Global Investors U.S. is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Allianz
Global Investors U.S. has engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.





                                       21


ALPHAONE INVESTMENT SERVICES, LLC
AlphaOne Investment Services, LLC ("AlphaOne") serves as the investment adviser for the AlphaOne Small Cap Growth Fund, AlphaOne Micro Cap Equity Fund and
AlphaOne U.S. Equity Long Short Fund. The principal address of AlphaOne is One
Tower Bridge, 100 Front Street, Suite 1250, West Conshohocken, PA 19428.
AlphaOne is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of AlphaOne has engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALPHASIMPLEX GROUP, LLC
AlphaSimplex Group, LLC ("AlphaSimplex") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of
AlphaSimplex is One Cambridge Center, Cambridge, Massachusetts 02142.
AlphaSimplex is an investment adviser registered under the Investment Advisers
Act of 1940.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY            COMPANY
--------------------------------------------------------------------------------------------------------
Andrew W. Lo                Massachusetts Institute of
Chief Investment            Technology (MIT) -- Sloan School    Charles E. and Susan T. Harris
Strategist, Chairman of the of Management                       Professor
Board                       100 Main Street                     ----------------------------------------
                            E62-618
                            Cambridge, MA 02142                 Director of the Laboratory for
                            United States                       Financial Engineering
--------------------------------------------------------------------------------------------------------

AQR CAPITAL MANAGEMENT, LLC
AQR Capital Management, LLC ("AQR") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AQR is
Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. AQR is an investment adviser registered under the Investment Advisers Act of 1940.


--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH NAME AND PRINCIPAL BUSINESS     CONNECTION WITH OTHER
INVESTMENT ADVISER     ADDRESS OF OTHER COMPANY        COMPANY
--------------------------------------------------------------------------------------------------------
Lasse Pedersen,        NYU Stern School of Business    John A. Paulson Professor of
Principal              Henry Kaufman Management Center Finance and Alternative
                       44 West Fourth Street           Investments, 2009 -- present (on
                       New York, NY 10012              leave)
                       --------------------------------------------------------------------------------
                       Copenhagen Business School      Professor (2011-present)
                       Howitzvej 60,
                       2000 Frederiksberg, Denmark
                       3815 3815
                       ---------------------------------------------------------------------------------
                       Financial Times Stock Exchange  Advisory Board Member (2009-
                       (FTSE)                          present)
                       1270 Avenue of the Americas
                       New York, NY 10020
                       ---------------------------------------------------------------------------------
                       NASDAQ OMX                      Economic Advisory Board
                       One Liberty Plaza               Member (2008-2011)
                       New York, NY
--------------------------------------------------------------------------------------------------------



                                       22



--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER     ADDRESS OF OTHER COMPANY         COMPANY
--------------------------------------------------------------------------------------------------------
                       American Finance Association     Director (2011-present)
                       Haas School of Business
                       University of California
                       Berkeley, CA 94729-1900
                       ---------------------------------------------------------------------------------
                       Federal Reserve Bank of New York Member of Monetary Policy
                       33 Liberty Street                Panel (2010-2011)
                       New York, NY 10045               Member of Liquidity Working
                                                        Group (2009-2011)
--------------------------------------------------------------------------------------------------------
John Howard,           AllianceBernstein                Chief Financial Officer, March
Principal and Chief    1345 Avenue of the Americas      2010 through February 2011
Operating Officer      New York, New York 10105
--------------------------------------------------------------------------------------------------------

BLACKROCK FINANCIAL MANAGEMENT, LLC
BlackRock Financial Management, LLC ("BlackRock") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of BlackRock is 55 East 52(nd) Street New York, New York 10055.
BlackRock is an investment adviser registered under the Investment Advisers Act of 1940.

The information required by this Item 31 with respect to each director, officer or partner of BlackRock for the fiscal years ended October 31, 2011 and 2012 is incorporated herein by reference to Form ADV filed by BlackRock with the SEC.

CAMBIAR INVESTORS LLC
Cambiar Investors LLC ("Cambiar") serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar
Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund. The principal address of Cambiar is 2401
East Second Street, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended April 2012 and 2013, no director, officer or partner of Cambiar has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CBRE CLARION SECURITIES LLC
CBRE Clarion Securities LLC ("CBRE Clarion") serves as the investment adviser for the CBRE Clarion Long/Short Fund and the CBRE Clarion Global Infrastructure
Value Fund.  The principal address of CBRE Clarion is 201 King of Prussia Road,
Suite 600, Radnor, PA 19087. CBRE Clarion is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH  NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
INVESTMENT ADVISER      ADDRESS OF OTHER COMPANY            COMPANY
--------------------------------------------------------------------------------------------------------
T. Ritson Ferguson      CBRE Clarion Global Real Estate     Interested Trustee
                        Income Fund (IGR)
Chief Executive Officer
and Co-Chief Investment c/o 201 King of Prussia Road, Suite
Officer                 600, Radnor, PA 19087
--------------------------------------------------------------------------------------------------------


                                       23


--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH     NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY            COMPANY
--------------------------------------------------------------------------------------------------------
                           CBRE Clarion Global, Ltd.           Director
                           c/o 201 King of Prussia Road, Suite
                           600, Radnor, PA 19087
--------------------------------------------------------------------------------------------------------
Joseph P. Smith            CBRE Clarion Global, Ltd.           Director
Managing Director and      c/o 201 King of Prussia Road, Suite
Co-Chief Investment        600, Radnor, PA 19087
Officer
--------------------------------------------------------------------------------------------------------
Jarrett B. Kling           Hirtle Callaghan Trust              Trustee
Managing Director -- Sales 300 Barr Harbor Dr, Suite 500
and Marketing              West Conshohocken, PA 19428
                           -----------------------------------------------------------------------------
                           Old Mutual Funds I                  Trustee (resigned 2012)
                           4643 South Ulster Street
                           Suite 600
                           Denver, CO 80237-2853
                           -----------------------------------------------------------------------------
                           Old Mutual Funds II                 Trustee (resigned 2012)
                           4643 South Ulster Street
                           Suite 600
                           Denver, CO 80237-2853
                           -----------------------------------------------------------------------------
                           Boys and Girls Clubs of America     National Trustee
                           1275 Peachtree Street NE
                           Atlanta, GA 30309-3506
--------------------------------------------------------------------------------------------------------
William Zitelli            CBRE Clarion Global Real Estate     Chief Compliance Officer
General Counsel            Income Fund (IGR)
                           c/o 201 King of Prussia Road, Suite
                           600, Radnor, PA 19087
--------------------------------------------------------------------------------------------------------
Jonathan Blome             CBRE Clarion Global Real Estate     Chief Financial Officer
Chief Financial Officer    Income Fund (IGR)
                           c/o 201 King of Prussia Road, Suite
                           600, Radnor, PA 19087
--------------------------------------------------------------------------------------------------------





                                       24


CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC
Citigroup First Investment Management Americas LLC ("Citi") serves as the investment adviser for the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030
Fund and Citi Market Pilot 2040 Fund.  The principal address of Citi is 388
Greenwich Street, New York, New York 10013. Citi is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]


--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY         COMPANY
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

CLARIVEST ASSET MANAGEMENT LLC
ClariVest Asset Management LLC ("ClariVest") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of ClariVest is 11452 El Camino Real, Suite 250, San Diego,
California 92130. ClariVest is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH NAME AND PRINCIPAL BUSINESS    CONNECTION WITH OTHER
INVESTMENT ADVISER     ADDRESS OF OTHER COMPANY       COMPANY
--------------------------------------------------------------------------------------------------------
Richard Rossi          Eagle Asset Management Inc.    Director, President, Co-Chief
Manager                880 Carillon Parkway           Operating Officer
                       St Petersburg, FL 33716
                       ---------------------------------------------------------------------------------
                       ClariVest Asset Management LLC Manager
                       11452 El Camino Real
                       Suite 250
                       San Diego, CA 92130
--------------------------------------------------------------------------------------------------------
J. Cooper Abbott       Eagle Asset Management Inc.    Director, Executive Vice
Manager                880 Carillon Parkway           President - Investments, Co-Chief
                       St Petersburg, FL 33716        Operating Officer
                       ---------------------------------------------------------------------------------
                       ClariVest Asset Management LLC Manager
                       11452 El Camino Real
                       Suite 250
                       San Diego, CA 92130
--------------------------------------------------------------------------------------------------------
Courtland James        Eagle Asset Management Inc.    Vice President, Business
Manager                880 Carillon Parkway           Development
                       St Petersburg, FL 33716
                       ---------------------------------------------------------------------------------
                       ClariVest Asset Management LLC Manager
                       11452 El Camino Real
                       Suite 250
                       San Diego, CA 92130
--------------------------------------------------------------------------------------------------------





                                       25


CORNERSTONE ADVISORS, INC.
Cornerstone Advisors, Inc. ("Cornerstone") serves as the investment adviser for the Cornerstone Advisors Global Public Equity, Cornerstone Advisors Income
Opportunities, Cornerstone Advisors Public Alternatives and Cornerstone
Advisors Real Assets Funds. The principal address of Cornerstone is 225
108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. Cornerstone is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
INVESTMENT ADVISER     ADDRESS OF OTHER COMPANY            COMPANY
--------------------------------------------------------------------------------------------------------
William Savoy          BSquare                             Director
Director / Shareholder 110 -- 110(th) Avenue NE, Suite 200
                       Bellevue, WA 98004
--------------------------------------------------------------------------------------------------------
William Cornelius      Tum-a-Lum Lumber                    Interim CEO
Director               432 SE Dorion
                       Pendleton, OR 97801
--------------------------------------------------------------------------------------------------------
Anne Farrell           Seattle Foundation                  President Emeritus
Director               1200 -- 5(th) Avenue, Suite 1300
                       Seattle, WA 98101
                       ---------------------------------------------------------------------------------
                       REI                                 Director
                       6750 S 228(th)
                       Kent, WA 98032
--------------------------------------------------------------------------------------------------------

CRAMER ROSENTHAL MCGLYNN LLC
Cramer Rosenthal McGlynn LLC ("CRM") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of
CRM is 520 Madison Avenue, 20th Floor, New York, NY 10022. CRM is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of CRM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

C. S. MCKEE, L.P.
C. S. McKee, L.P. ("C.S. McKee") serves as the investment adviser to the McKee
International Equity Portfolio. The principal address of C.S. McKee is One
Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2011 and 2012.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY         COMPANY
--------------------------------------------------------------------------------------------------------
Gregory M. Melvin             Dartmouth Capital, Inc.          President
Chief Investment Officer      750 Stonegate Drive
                              Wexford, PA 15090
--------------------------------------------------------------------------------------------------------





                                       26


DRIEHAUS CAPITAL MANAGEMENT LLC
Driehaus Capital Management LLC ("Driehaus") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Driehaus is 25 East Erie Street, Chicago, IL 60611.
Driehaus is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is as of December 31, 2012 and is true for fiscal years 2011 and 2012 unless otherwise noted.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH       NAME OF OTHER COMPANY          CONNECTION WITH OTHER
INVESTMENT ADVISER                                          COMPANY
--------------------------------------------------------------------------------------------------------
Richard H. Driehaus          Driehaus Capital Holdings LLC* Chairman
Chairman and Chief           ---------------------------------------------------------------------------
Investment Officer           Driehaus Mutual Funds**        Trustee
                             ---------------------------------------------------------------------------
                             Driehaus Securities LLC***     Chairman
--------------------------------------------------------------------------------------------------------
Robert H. Gordon             Driehaus Capital Holdings LLC* President and Chief Executive
President and Chief                                         Officer
Executive Officer            ---------------------------------------------------------------------------
                             Driehaus Mutual Funds**        President since 2011; Senior
                                                            Vice President from 2006 to
                                                            2011.
                             ---------------------------------------------------------------------------
                             Driehaus Securities LLC***     President and Chief Executive
                                                            Officer
--------------------------------------------------------------------------------------------------------
Janet L. McWilliams          Driehaus Capital Holdings LLC* Senior Vice President and
Managing Director,                                          Secretary since 2012.
Secretary and General        ---------------------------------------------------------------------------
Counsel since 2012;          Driehaus Mutual Funds**        Assistant Vice President since
Assistant Vice President and                                2006; Chief Compliance Officer
Chief Compliance Officer                                    from 2006 to 2012.
from 2006 to 2012.           ---------------------------------------------------------------------------
                             Driehaus Securities LLC***     Managing Director, Secretary
                                                            and General Counsel since 2012;
                                                            Assistant Vice President and
                                                            Chief Compliance Officer from
                                                            2006 to 2012.
--------------------------------------------------------------------------------------------------------
Michelle L. Cahoon           Driehaus Capital Holdings LLC* Vice President, Treasurer and
Managing Director,                                          Chief Financial Officer
Treasurer and Chief          ---------------------------------------------------------------------------
Financial Officer            Driehaus Mutual Funds**        Vice President and Treasurer
                             ---------------------------------------------------------------------------
                             Driehaus Securities LLC***     Managing Director, Treasurer
                                                            and Chief Financial Officer
--------------------------------------------------------------------------------------------------------
Stephen T. Weber             Driehaus Securities LLC***     Managing Director, Sales and
Managing Director, Sales                                    Relationship Management
and Relationship
Management
--------------------------------------------------------------------------------------------------------
Kaaren Sagastume             Driehaus Securities LLC***     Managing Director, IT,
Managing Director, IT,                                      Operations and Trading
Operations and Trading
--------------------------------------------------------------------------------------------------------
Thomas M. Seftenberg         Driehaus Securities LLC***     Managing Director, Relationship
Managing Director,                                          Management and Marketing
Relationship Management
and Marketing
--------------------------------------------------------------------------------------------------------
Michael R. Shoemaker         Driehaus Mutual Funds**        Assistant Vice President and
Assistant Vice President and                                Chief Compliance Officer
Chief Compliance Officer     ---------------------------------------------------------------------------
since 2012; Associate Chief  Driehaus Securities LLC***     Assistant Vice President and
Compliance Officer from                                     Chief Compliance Officer
2011 to 2012; Senior         ---------------------------------------------------------------------------
Compliance Analyst from      Pacific Investment Management  Compliance Officer from 2010
                             Company LLC                    to 2011.
                             860 Newport Center Drive
--------------------------------------------------------------------------------------------------------


                                       27



--------------------------------------------------------------------------------------------------------
2007 to 2010.             Newport Beach, CA 92660
--------------------------------------------------------------------------------------------------------
Michael P. Kailus         Driehaus Mutual Funds**      Assistant Secretary and Anti-
Assistant Secretary since                              Money Laundering Compliance
2010.                                                  Officer since 2010.
                          ------------------------------------------------------------------------------
                          Driehaus Securities LLC***   Assistant Secretary since 2010.
                          ------------------------------------------------------------------------------
                          Superfund USA, LLC           Associate General Counsel from
                          850 W Jackson Blvd, Ste. 600 2005 to 2010.
                          Chicago, IL 60607
--------------------------------------------------------------------------------------------------------

* Driehaus Capital Holdings LLC, located at 25 East Erie Street, Chicago, IL
60611, is a holding company and is the majority owner of Driehaus Capital
Management LLC and Driehaus Securities LLC.

** Driehaus Mutual Funds, located at 25 East Erie Street, Chicago, IL 60611, is an open-end management investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

*** Driehaus Securities LLC, located at 25 East Erie Street, Chicago, IL 60611, is a limited-purpose broker-dealer registered with the Financial Industry
Regulatory Authority ("FINRA") and the U.S. Securities and Exchange
Commission.

EDGEWOOD MANAGEMENT LLC
Edgewood Management LLC ("Edgewood") serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 350 Park Avenue,
18th Floor, New York, New York 10022-6057. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Edgewood has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

FAIRPOINTE CAPITAL LLC
Fairpointe Capital LLC ("Fairpointe") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of
Fairpointe is One N. Franklin Street, Suite 3300, Chicago, IL 60606. Fairpointe is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Fairpointe has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.


                                        28


FAYEZ SAROFIM & CO.
Fayez Sarofim & Co. ("Fayez Sarofim") serves as the investment adviser for the Sarofim Equity Fund. The principal address of Fayez Sarofim is 2907 Two Houston
Center, 909 Fannin Street, Houston, Texas 77010. Fayez Sarofim is an investment adviser registered under the Investment Advisers Act of 1940.


--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS  CONNECTION WITH OTHER
INVESTMENT ADVISER                ADDRESS OF OTHER COMPANY     COMPANY
--------------------------------------------------------------------------------------------------------
Fayez Sarofim                     Kemper Corporation           Director
Chairman, Chief Executive         One East Wacker Drive
Officer, Chief Investment Officer Chicago, IL 60601
and Director
--------------------------------------------------------------------------------------------------------
                                  Sarofim Trust Co.            Chairman
                                  Two Houston Center
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  Sarofim Realty Advisors Co.  Chairman and Director
                                  8115 Preston Road
                                  Suite 400
                                  Dallas, TX 75225
--------------------------------------------------------------------------------------------------------
                                  Sarofim International        Chairman, Chief Executive
                                  Management Company           Officer, Chief Investment Officer
                                  Two Houston Center           and Director
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  Sarofim Advisors Group, Inc. Chairman, Chief Executive
                                  Two Houston Center           Officer, Chief Investment Officer
                                  Suite 2907                   and Director
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  The Sarofim Group, Inc.      Chairman, Chief Executive
                                  Two Houston Center           Officer and Director
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  Kinder Morgan, Inc.          Director
                                  500 Dallas
                                  Suite 1000
                                  Houston, TX 77002
--------------------------------------------------------------------------------------------------------
                                  Kinder Morgan Holdco, LLC    Board of Managers Member
                                  500 Dallas
                                  Suite 1000
                                  Houston, TX 77002
--------------------------------------------------------------------------------------------------------
                                  Artisan Network, Inc.        Director
                                  800 Peachtree Street NW
                                  Atlanta, GA 30309
--------------------------------------------------------------------------------------------------------
Christopher B. Sarofim            Kemper Corporation           Director
Vice Chairman                     One East Wacker Drive
                                  Chicago, IL 60601
--------------------------------------------------------------------------------------------------------
                                  Sarofim Trust Co.            Vice Chairman
                                  Two Houston Center
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  Sarofim International        Vice Chairman and President
                                  Management Company
                                  Two Houston Center
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------

                                        29


--------------------------------------------------------------------------------------------------------
                                  Sarofim Advisors Group, Inc. Vice Chairman
                                  Two Houston Center
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  The Sarofim Group, Inc.      Vice Chairman
                                  Two Houston Center
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
Raye G. White                     Sarofim Trust Co.            President, Chief Executive
Executive Vice President,         Two Houston Center           Officer, Secretary, Treasurer and
Secretary, Treasurer and Director Suite 2907                   Director
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  Sarofim International        Executive Vice President,
                                  Management Company           Secretary, Treasurer and Director
                                  Two Houston Center
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  Sarofim Advisors Group, Inc. Executive Vice President,
                                  Two Houston Center           Secretary, Treasurer and Director
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  Sarofim Realty Advisors Co.  Secretary, Treasurer and Director
                                  8115 Preston Road
                                  Suite 400
                                  Dallas, TX 75225
--------------------------------------------------------------------------------------------------------
                                  The Sarofim Group, Inc.      Executive Vice President,
                                  Two Houston Center           Secretary, Treasurer and Director
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
William Gentry Lee, Jr., CFA      Sarofim Trust Co.            Senior Vice President
President                         Two Houston Center
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  Sarofim International        Senior Vice President
                                  Management Company
                                  Two Houston Center
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  Sarofim Advisors Group, Inc. President
                                  Two Houston Center
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                                  Sarofim Realty Advisors Co.  Senior Vice President
                                  8115 Preston Road
                                  Suite 400
                                  Dallas, TX 75225
--------------------------------------------------------------------------------------------------------
                                  The Sarofim Group, Inc.      President
                                  Two Houston Center
                                  Suite 2907
                                  Houston, TX 77010
--------------------------------------------------------------------------------------------------------



                                        30


--------------------------------------------------------------------------------------------------------
Jeffrey M. Jacobe, CFA    Sarofim Trust Co.            Senior Vice President and
Senior Vice President and Two Houston Center           Director of Investments
Director of Investments   Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                          Sarofim International        Senior Vice President and
                          Management Company           Director of Investments
                          Two Houston Center
                          Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                          Sarofim Advisors Group, Inc. Senior Vice President and
                          Two Houston Center           Director of Investments
                          Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                          The Sarofim Group, Inc.      Senior Vice President and
                          Two Houston Center           Director of Investments
                          Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------
Ralph B. Thomas, CFA      Sarofim Trust Co.            Senior Vice President and
Senior Vice President     Two Houston Center           Director
                          Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                          Sarofim International        Senior Vice President
                          Management Company
                          Two Houston Center
                          Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                          Sarofim Advisors Group, Inc. Senior Vice President
                          Two Houston Center
                          Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                          The Sarofim Group, Inc.      Senior Vice President
                          Two Houston Center
                          Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------
Charles E. Sheedy, CFA    Sarofim Trust Co.            Senior Vice President and
Senior Vice President     Two Houston Center           Director
                          Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                          Sarofim Realty Advisors Co.  Vice Chairman
                          8115 Preston Road
                          Suite 400
                          Dallas, TX 75225
--------------------------------------------------------------------------------------------------------
                          Sarofim International        Senior Vice President
                          Management Company
                          Two Houston Center
                          Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                          Sarofim Advisors Group, Inc. Senior Vice President
                          Two Houston Center
                          Suite 2907
                          Houston, TX 77010
--------------------------------------------------------------------------------------------------------



                                        31




--------------------------------------------------------------------------------------------------------
                               The Sarofim Group, Inc.      Senior Vice President
                               Two Houston Center
                               Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
Reynaldo Reza, CFA             Sarofim Trust Co.            Vice President
Vice President                 Two Houston Center
                               Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                               Sarofim International        Vice President
                               Management Company
                               Two Houston Center
                               Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                               Sarofim Advisors Group, Inc. Vice President
                               Two Houston Center
                               Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                               The Sarofim Group, Inc.      Vice President
                               Two Houston Center
                               Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
Alan R. Christensen, CFA       Sarofim Trust Co.            Vice President and Chief
Vice President and Chief       Two Houston Center           Operating Officer
Operating Officer              Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                               Sarofim International        Vice President and Chief
                               Management Company           Operating Officer
                               Two Houston Center
                               Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                               Sarofim Advisors Group, Inc. Vice President and Chief
                               Two Houston Center           Operating Officer
                               Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                               The Sarofim Group, Inc.      Vice President and Chief
                               Two Houston Center           Operating Officer
                               Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
Catherine P. Crain, CFA        Sarofim Trust Co.            Vice President
Vice President and Director of Two Houston Center
Marketing and Client Service   Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                               Sarofim International        Vice President
                               Management Company
                               Two Houston Center
                               Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                               Sarofim Advisors Group, Inc. Vice President
                               Two Houston Center
                               Suite 2907
                               Houston, TX 77010
--------------------------------------------------------------------------------------------------------



                                        32




--------------------------------------------------------------------------------------------------------
                         The Sarofim Group, Inc.        Vice President
                         Two Houston Center
                         Suite 2907
                         Houston, TX 77010
--------------------------------------------------------------------------------------------------------
Robert M. Hopson III     Sarofim Trust Co.              Vice President
Vice President           Two Houston Center
                         Suite 2907
                         Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                         Sarofim International          Vice President
                         Management Company
                         Two Houston Center
                         Suite 2907
                         Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                         Sarofim Advisors Group, Inc.   Vice President
                         Two Houston Center
                         Suite 2907
                         Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                         The Sarofim Group, Inc.        Vice President
                         Two Houston Center
                         Suite 2907
                         Houston, TX 77010
--------------------------------------------------------------------------------------------------------
David T. Searls III      Sarofim Trust Co.              Vice President
Vice President           Two Houston Center
                         Suite 2907
                         Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                         Sarofim International          Vice President
                         Management Company
                         Two Houston Center
                         Suite 2907
                         Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                         Sarofim Advisors Group, Inc.   Vice President
                         Two Houston Center
                         Suite 2907
                         Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                         The Sarofim Group, Inc.        Vice President
                         Two Houston Center
                         Suite 2907
                         Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                         Credit Suisse Securities (USA) Director, Private Bank
                         LLC
                         11 Madison Avenue
                         New York, NY 10010
--------------------------------------------------------------------------------------------------------
Daniel S. Crumrine       Sarofim Trust Co.              Vice President and Chief
Vice President and Chief Two Houston Center             Financial Officer
Financial Officer        Suite 2907
                         Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                         Sarofim Realty Advisors Co.    Vice President and Chief
                         8115 Preston Road              Financial Officer
                         Suite 400
                         Dallas, TX 75225
--------------------------------------------------------------------------------------------------------





                                        33



--------------------------------------------------------------------------------------------------------
                 Sarofim International        Vice President and Chief
                 Management Company           Financial Officer
                 Two Houston Center
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                 Sarofim Advisors Group, Inc. Vice President and Chief
                 Two Houston Center           Financial Officer
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                 The Sarofim Group, Inc.      Vice President and Chief
                 Two Houston Center           Financial Officer
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------
Nancy Gilbert    Sarofim Trust Co.            Vice President
Vice President   Two Houston Center
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                 Sarofim International        Vice President
                 Management Company
                 Two Houston Center
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                 Sarofim Advisors Group, Inc. Vice President
                 Two Houston Center
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                 The Sarofim Group, Inc.      Vice President
                 Two Houston Center
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------
John M. Ratcliff Sarofim Trust Co.            Vice President
Vice President   Two Houston Center
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                 Sarofim Realty Advisors Co.  Vice President
                 8115 Preston Road
                 Suite 400
                 Dallas, TX 75225
--------------------------------------------------------------------------------------------------------
                 Sarofim International        Vice President
                 Management Company
                 Two Houston Center
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                 Sarofim Advisors Group, Inc. Vice President
                 Two Houston Center
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------
                 The Sarofim Group, Inc.      Vice President
                 Two Houston Center
                 Suite 2907
                 Houston, TX 77010
--------------------------------------------------------------------------------------------------------

FIRST MANHATTAN CO.
First Manhattan Co. ("FMC") serves as the investment adviser for the FMC Select
Fund and FMC Strategic Value Fund. The principal address of FMC is 399 Park
Avenue, New York, New York 10022-7001. FMC is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.




                                       34



--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH       NAME OF OTHER COMPANY          CONNECTION WITH OTHER
INVESTMENT ADVISER                                          COMPANY
--------------------------------------------------------------------------------------------------------
David Sanford Gottesman,     Berkshire Hathaway, Inc.       Member, Board of Directors
Senior Managing Director     ---------------------------------------------------------------------------
                             American Museum of Natural     Trustee
                             History
                             ---------------------------------------------------------------------------
                             Mount Sinai Center             Trustee
                             ---------------------------------------------------------------------------
                             Yeshiva University             Trustee
--------------------------------------------------------------------------------------------------------
Daniel Rosenbloom, Senior    NYU Medical Center             Associate Trustee
Managing Director            ---------------------------------------------------------------------------
                             National Foundation for Facial Trustee
                             Reconstruction
--------------------------------------------------------------------------------------------------------
Charles M. Rosenthal, Senior Carnegie Hall                  Trustee
Managing Director            ---------------------------------------------------------------------------
                             Marine Biological Laboratory   Trustee
--------------------------------------------------------------------------------------------------------
Arthur Joel Stainman, Senior Ark Restaurants Corp.          Member, Board of Directors
Managing Director            ---------------------------------------------------------------------------
                             Rider University               Trustee
--------------------------------------------------------------------------------------------------------
Robert W. Gottesman, Chief   Gruss Foundation               Trustee
Executive Officer and Senior
Managing Director
--------------------------------------------------------------------------------------------------------
William F. Guardenier,       John Hart Hunter Foundation    Trustee
Senior Managing Director     ---------------------------------------------------------------------------
                             New Hampton School             Trustee
--------------------------------------------------------------------------------------------------------

HAMLIN CAPITAL MANAGEMENT, LLC
Hamlin Capital Management, LLC ("Hamlin") serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 640
Fifth Avenue, 6th Floor, New York, NY 10019. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH     NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY         COMPANY
--------------------------------------------------------------------------------------------------------
Mark Stitzer -- Managing   Hamlin Capital Advisors, LLC     Owner
Partner                    5550 West Executive Drive,
                           Suite 540
                           Tampa, FL 33609
--------------------------------------------------------------------------------------------------------
Joseph Bridy -- Partner &  Hamlin Capital Advisors, LLC     Owner
Fixed Income Portfolio     5550 West Executive Drive,
Manager                    Suite 540
                           Tampa, FL 33609
--------------------------------------------------------------------------------------------------------
Chris D'Agnes -- Partner   Hamlin Capital Advisors, LLC     Owner
& Equity Portfolio         5550 West Executive Drive,
Manager                    Suite 540
                           Tampa, FL 33609
--------------------------------------------------------------------------------------------------------
Charlie Garland -- Partner Hamlin Capital Advisors, LLC     Owner
and Equity Portfolio       5550 West Executive Drive,
Manager                    Suite 540
                           Tampa, FL 33609
--------------------------------------------------------------------------------------------------------
Deborah Finegan -- Partner Hamlin Capital Advisors, LLC     Owner
& Chief Operating Officer  5550 West Executive Drive,
                           Suite 540
                           Tampa, FL 33609
--------------------------------------------------------------------------------------------------------





                                       35



HARRIS ASSOCIATES L.P.

Harris Associates L.P. ("Harris") is a registered investment adviser under the Investment Advisers Act of 1940. Harris serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The directors and executive officers of Harris, or Harris Associates, Inc. ("HAI"), its general partner, have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris;
Harris' ultimate parent company, Natixis Global Asset Management ("NGAM"); HAI;
Harris Associates Investment Trust ("HAIT"), a U.S. registered investment company consisting of the seven Oakmark Funds for which Harris serves as the advisor and sponsor; and/or Harris Associates Securities L.P. ("HASLP"), an affiliated limited-purpose broker-dealer of which Harris is a limited partner.
The business address of Harris, HAI, HAIT and HASLP is Two North LaSalle Street,
Suite 500, Chicago, Illinois 60602.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH          NAME OF OTHER COMPANY CONNECTION WITH OTHER
INVESTMENT ADVISER                                    COMPANY
--------------------------------------------------------------------------------------------------------
Robert M. Levy                  HAI                   Director, Chairman and Chief
Chairman, Chief Investment                            Investment Officer, Domestic
Officer, Domestic Equity and                          Equity
Portfolio Manager               ------------------------------------------------------------------------
                                HAIT                  Executive Vice President
                                ------------------------------------------------------------------------
                                HASLP                 Chairman and Chief Investment
                                                      Officer, Domestic Equity
--------------------------------------------------------------------------------------------------------
Kristi L. Rowsell               HAI                   Director and President
President                       ------------------------------------------------------------------------
                                HAIT                  Trustee and President
                                ------------------------------------------------------------------------
                                HASLP                 President
--------------------------------------------------------------------------------------------------------
Anthony P. Coniaris             HAIT                  Portfolio Manager (Oakmark
Portfolio Manager and Analyst                         Select Fund), since 2013
--------------------------------------------------------------------------------------------------------
John N. Desmond                 HAI                   Chief Operating Officer
Chief Operating Officer         ------------------------------------------------------------------------
                                HAIT                  Vice President
                                ------------------------------------------------------------------------
                                HASLP                 Chief Operating Officer
--------------------------------------------------------------------------------------------------------
Thomas E. Herman                HAI                   Chief Financial Officer and
Chief Financial Officer and                           Treasurer
Treasurer                       ------------------------------------------------------------------------
                                HAIT                  Principal Financial Officer, since
                                                      2011
                                ------------------------------------------------------------------------
                                HASLP                 Chief Financial Officer and
                                                      Treasurer
--------------------------------------------------------------------------------------------------------
David G. Herro                  HAI                   Director, Vice President and
Vice President, Chief                                 Chief Investment Officer,
Investment Officer,                                   International Equity
International Equity, Portfolio ------------------------------------------------------------------------
Manager and Analyst             HAIT                  Vice President and Portfolio
                                                      Manager (Oakmark Global Select
                                                      Fund, Oakmark International
                                                      Fund and Oakmark International
                                                      Small Cap Fund)
--------------------------------------------------------------------------------------------------------
Edward S. Loeb                  HAI                   Vice President, since 2012
Vice President and Portfolio
Manager
--------------------------------------------------------------------------------------------------------
Colin P. McFarland              HAI                   Chief Compliance Officer
Chief Compliance Officer
--------------------------------------------------------------------------------------------------------
Clyde S. McGregor               HAI                   Vice President
Vice President and Portfolio    ------------------------------------------------------------------------
Manager                         HAIT                  Vice President and Portfolio
                                                      Manager (Oakmark Equity and
                                                      Income Fund and Oakmark
                                                      Global Fund)
--------------------------------------------------------------------------------------------------------
Thomas W. Murray                HAI                   Vice President and Director of
Vice President, Director of                           Domestic Research, since 2012
Domestic Research, Portfolio    ------------------------------------------------------------------------
Manager and Analyst             HAIT                  Vice President and Portfolio
                                                      Manager (Oakmark Select Fund),
                                                      since 2013
--------------------------------------------------------------------------------------------------------
Michael J. Neary                HAI                   Managing Director, Marketing
                                                      and Client Relations
--------------------------------------------------------------------------------------------------------


                                       36



--------------------------------------------------------------------------------------------------------
Vice President and Managing
Director, Marketing and Client HAIT                       Vice President
Relations
--------------------------------------------------------------------------------------------------------
William C. Nygren              HAI                        Vice President
Vice President, Portfolio      -------------------------------------------------------------------------
Manager and Analyst            HAIT                       Vice President and Portfolio
                                                          Manager (Oakmark Fund,
                                                          Oakmark Select Fund and
                                                          Oakmark Global Select Fund)
--------------------------------------------------------------------------------------------------------
Janet L. Reali                 HAI                        Director, Vice President, General
Vice President, General                                   Counsel and Secretary
Counsel and Secretary          -------------------------------------------------------------------------
                               HAIT                       Vice President, Secretary and
                                                          Chief Legal Officer
                               -------------------------------------------------------------------------
                               HASLP                      General Counsel and Chief
                                                          Compliance Officer
--------------------------------------------------------------------------------------------------------
Robert A. Taylor               HAI                        Vice President and Director of
Vice President, Director of                               International Research
International Research,        -------------------------------------------------------------------------
Portfolio Manager and Analyst  HAIT                       Vice President and Portfolio
                                                          Manager (Oakmark Global Fund
                                                          and Oakmark International Fund)
--------------------------------------------------------------------------------------------------------
Pierre Servant                 HAI                        Director
                               -------------------------------------------------------------------------
                               Natixis Global Asset       Chief Executive Officer and
                               Management                 Member of Executive Committee
                               21 quai d'Austerlitz 75013
                               Paris, France
--------------------------------------------------------------------------------------------------------
John Hailer                    HAI                        Director
                               -------------------------------------------------------------------------
                               Natixis Global Asset       President and Chief Executive
                               Management LLC             Officer
                               399 Boylston Street
                               Boston, MA 02116
--------------------------------------------------------------------------------------------------------

HARVEST GLOBAL INVESTMENTS LIMITED
Harvest Global Investments Limited ("Harvest") serves as the investment adviser for the Harvest China All Assets Fund and the Harvest Intermediate Bond Fund.
The principal address of Harvest is 31/F One Exchange Square, 8 Connaught
Place, Central Hong Kong. Harvest is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY         COMPANY
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

HAVERFORD FINANCIAL SERVICES, INC.
Haverford Financial Services, Inc. ("Haverford") serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania
19087-4546. Haverford is an investment adviser registered under the Investment
Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2011 and 2012.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY         COMPANY
--------------------------------------------------------------------------------------------------------
George W. Connell           The Haverford Trust Company      Vice Chairman & Indirect Owner
--------------------------------------------------------------------------------------------------------


                                       37



--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH    NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER        ADDRESS OF OTHER COMPANY         COMPANY
--------------------------------------------------------------------------------------------------------
Vice Chairman & Owner     3 Radnor Corporate Center,
                          Suite 450
                          Radnor, PA 19087
                          ------------------------------------------------------------------------------
                          Haverford Trust Securities, Inc. Vice Chairman & Indirect Owner
                          3 Radnor Corporate Center,
                          Suite 450
                          Radnor, PA 19087
                          ------------------------------------------------------------------------------
                          Drexel Morgan & Co.              CEO, President & Owner
                          3 Radnor Corporate Center,
                          Suite 450
                          Radnor, PA 19087
                          ------------------------------------------------------------------------------
                          Drexel Morgan Capital Advisers,  Director, Indirect Owner
                          Inc.
                          3 Radnor Corporate Center,
                          Suite 305
                          Radnor, PA 19087
--------------------------------------------------------------------------------------------------------
Joseph J. McLaughlin      The Haverford Trust Company      Chairman & CEO
Chairman, CEO & President 3 Radnor Corporate Center,
                          Suite 450
                          Radnor, PA 19087
                          ------------------------------------------------------------------------------
                          Haverford Trust Securities, Inc. Registered Representative
                          3 Radnor Corporate Center,
                          Suite 450
                          Radnor, PA 19087
--------------------------------------------------------------------------------------------------------
Binney H. C. Wietlisbach  The Haverford Trust Company      President
Executive Vice President  3 Radnor Corporate Center,
                          Suite 450
                          Radnor, PA 19087
                          ------------------------------------------------------------------------------
                          Haverford Trust Securities, Inc. CEO & President
                          3 Radnor Corporate Center,
                          Suite 450
                          Radnor, PA 19087
--------------------------------------------------------------------------------------------------------
Henry B. Smith            The Haverford Trust Company      Vice President & CIO
Vice President and CIO    3 Radnor Corporate Center,
                          Suite 450
                          Radnor, PA 19087
                          ------------------------------------------------------------------------------
                          Haverford Trust Securities, Inc. Registered Representative
                          3 Radnor Corporate Center,
                          Suite 450
                          Radnor, PA 19087
--------------------------------------------------------------------------------------------------------


                                       38



--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH   NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
INVESTMENT ADVISER       ADDRESS OF OTHER COMPANY          COMPANY
--------------------------------------------------------------------------------------------------------
David Brune              The Haverford Trust Company       Vice President
Vice President           3 Radnor Corporate Center,
                         Suite 450
                         Radnor, PA 19087
                         -------------------------------------------------------------------------------
                         Haverford Trust Securities, Inc.  Registered Representative
                         3 Radnor Corporate Center,
                         Suite 450
                         Radnor, PA 19087
--------------------------------------------------------------------------------------------------------
John H. Donaldson        The Haverford Trust Company       Vice President
Vice President           3 Radnor Corporate Center,
                         Suite 450
                         Radnor, PA 19087
--------------------------------------------------------------------------------------------------------
Timothy A. Hoyle         The Haverford Trust Company       Vice President
Vice President           3 Radnor Corporate Center,
                         Suite 450
                         Radnor, PA 19087
                         -------------------------------------------------------------------------------
                         Haverford Trust Securities, Inc.  Registered Representative
                         3 Radnor Corporate Center,
                         Suite 450
                         Radnor, PA 19087
--------------------------------------------------------------------------------------------------------
Jeffrey M. Bagley        The Haverford Trust Company       Vice President
Vice President           3 Radnor Corporate Center,
                         Suite 450
                         Radnor, PA 19087
--------------------------------------------------------------------------------------------------------
MarieElena V. Ness       The Haverford Trust Company       VP & Chief Compliance Officer
Chief Compliance Officer 3 Radnor Corporate Center,
                         Suite 450
                         Radnor, PA 19087
                         -------------------------------------------------------------------------------
                         Haverford Trust Securities, Inc.  VP & Chief Compliance Officer
                         3 Radnor Corporate Center,
                         Suite 450
                         Radnor, PA 19087
                         -------------------------------------------------------------------------------
                         Drexel Morgan & Co.               VP & Chief Compliance Officer
                         3 Radnor Corporate Center,
                         Suite 450
                         Radnor, PA 19087
                         -------------------------------------------------------------------------------
                         Regulatory Compliance Assistance, Sole Member
                         LLC
--------------------------------------------------------------------------------------------------------


                                       39


INVESTMENT COUNSELORS OF MARYLAND, LLC
Investment Counselors of Maryland, LLC ("ICM") serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 803
Cathedral Street, Baltimore, Maryland 21201. ICM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2011 and 2012.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY         COMPANY
--------------------------------------------------------------------------------------------------------
William V. Heaphy, CFA      Cognapse, Inc.                   Director
CIO, Portfolio Manager      458 Main Street
                            Reisterstown, MD 21136
--------------------------------------------------------------------------------------------------------

KAYNE ANDERSON CAPITAL ADVISORS, L.P.
Kayne Anderson Capital Advisors, L.P. ("KACALP") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of KACALP is 1800 Avenue of the Stars, Third Floor, Los Angeles,
California 90067. KACALP is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, the KACALP portfolio manager responsible for the management of the Cornerstone Advisors Real Assets Fund has not engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

LOOMIS, SAYLES & COMPANY, L.P.
Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to the Loomis Sayles Full Discretion Institutional Securitized Fund.
The address of Loomis Sayles is One Financial Center, Boston, Massachusetts
02111.  Loomis Sayles is an investment adviser registered under the Investment
Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2011 and 2012. Unless otherwise noted, the principal address of each business listed below is One Financial Center, Boston, Massachusetts
02111.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH    NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER        ADDRESS OF OTHER COMPANY         COMPANY
--------------------------------------------------------------------------------------------------------
Robert J. Blanding        Loomis Sayles Funds I            President, CEO and Trustee
Chairman, President and   ------------------------------------------------------------------------------
Chief Executive Officer   Loomis Sayles Funds II           CEO and Trustee
                          ------------------------------------------------------------------------------
                          Natixis Funds Trust I            Trustee
                          ------------------------------------------------------------------------------
                          Natixis Funds Trust II           Trustee
                          ------------------------------------------------------------------------------
                          Natixis Funds Trust III          Trustee
                          ------------------------------------------------------------------------------
                          Natixis Funds Trust IV           Trustee
                          ------------------------------------------------------------------------------
                          Gateway Trust                    Trustee
                          ------------------------------------------------------------------------------
                          Hansberger International Series  Trustee
                          ------------------------------------------------------------------------------
                          Loomis Sayles Distributors, Inc. Director
                          ------------------------------------------------------------------------------
                          Loomis Sayles Investments Asia   Director
                          Pte. Ltd.
                          ------------------------------------------------------------------------------
                          Loomis Sayles Investments        Alternate Director
                          Limited
--------------------------------------------------------------------------------------------------------
Daniel J. Fuss            Loomis Sayles Funds I            Executive Vice President
Vice Chairman and         ------------------------------------------------------------------------------
Executive Vice            Loomis Sayles Funds II           Executive Vice President
President
--------------------------------------------------------------------------------------------------------
Pierre P. Servant         Natixis Global Asset Management  President and CEO
Director                  300 Boylston Street
                          Boston, MA 02116
                          ------------------------------------------------------------------------------
                          Natixis                          Member of the Executive
                                                           Committee
--------------------------------------------------------------------------------------------------------
John T. Hailer            NGAM Advisors, L.P.              President and CEO
Director                  ------------------------------------------------------------------------------
                          Natixis Global Asset Management, President and CEO
                          L.P.
                          ------------------------------------------------------------------------------
                          Natixis Funds Trust I            Trustee
                          ------------------------------------------------------------------------------
                          Natixis Funds Trust II           Trustee
                          ------------------------------------------------------------------------------
                          Natixis Funds Trust III          Trustee
                          ------------------------------------------------------------------------------
                          Natixis Funds Trust IV           Trustee
                          ------------------------------------------------------------------------------
                          Natixis Cash Management Trust    Trustee
                          ------------------------------------------------------------------------------
                          Gateway Trust                    Trustee
                          ------------------------------------------------------------------------------
                          Hansberger International Series  Trustee
                          ------------------------------------------------------------------------------
                          Loomis Sayles Funds I            Trustee
                          ------------------------------------------------------------------------------
                          Loomis Sayles Funds II           Trustee
--------------------------------------------------------------------------------------------------------
Kevin P. Charleston       Loomis Sayles Trust Co., LLC     Manager and President
Executive Vice
President and Chief
Financial Officer
--------------------------------------------------------------------------------------------------------
John F. Gallagher III     Loomis Sayles Distributors, Inc. President
Executive Vice
President and Director
of Institutional Services
--------------------------------------------------------------------------------------------------------



                                        40


--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER     ADDRESS OF OTHER COMPANY         COMPANY
--------------------------------------------------------------------------------------------------------
Lauriann Kloppenburg   Loomis Sayles Trust Co., LLC     Manager
Executive Vice
President and Chief
Strategy Officer
--------------------------------------------------------------------------------------------------------
Jean S. Loewenberg     Loomis Sayles Distributors, Inc. Director
Executive Vice         ------------------------------------------------------------------------------
President, General     Loomis Sayles Trust Co., LLC     Manager and Secretary
Counsel and Secretary
--------------------------------------------------------------------------------------------------------

LSV ASSET MANAGEMENT
LSV Asset Management ("LSV") serves as the investment adviser to the LSV Value
Equity Fund, the LSV Conservative Core Equity Fund and the LSV Conservative
Value Equity Fund. LSV serves as the investment sub-adviser to the Cornerstone
Advisors Global Public Equity Fund. The address of LSV is 155 North Wacker
Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital Management, LLC ("Marsico") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Marsico is 1200 17th Street, Suite 1600,



                                       41


Denver, CO 80202. Marsico is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Marsico has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

OFI STEELPATH, INC.
OFI SteelPath, Inc. ("OFI SteelPath") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of
OFI SteelPath is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. OFI
SteelPath is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH NAME AND PRINCIPAL BUSINESS   CONNECTION WITH OTHER
INVESTMENT ADVISER     ADDRESS OF OTHER COMPANY      COMPANY
--------------------------------------------------------------------------------------------------------
Gabriel Hammond        GKD Index Partners, LLC       Majority Partner
CEO, Portfolio Manager 1717 McKinney Avenue
                       Suite 1450
                       Dallas, TX 75202
                       ---------------------------------------------------------------------------------
                       PostRock Energy Corp.         Past Board Member (2011)
                       210 Park Ave.
                       Suite 2750
                       Oklahoma City, OK 73102
--------------------------------------------------------------------------------------------------------
James McCain           Ranger Funds Investment Trust Independent Trustee
CCO                    300 Crescent Court, Ste. 1100
                       Dallas, TX 75201
--------------------------------------------------------------------------------------------------------

PARAMETRIC PORTFOLIO ASSOCIATES LLC
Parametric Portfolio Associates LLC ("Parametric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle,
Washington 98101. Parametric is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Parametric has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PENNANT MANAGEMENT, INC.
Pennant Management, Inc. ("Pennant") serves as the investment adviser to the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset
Allocation Fund. The address of Pennant is 11270 West Park Place, Suite 1025,
Milwaukee, Wisconsin 53224. Pennant is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2010 and 2011.




                                      42



--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH     NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------
Mark A. Elste              U.S. Fiduciary Services      Senior Executive Vice President, COO
CIO                        -----------------------------------------------------------------------------
                           GreatBanc Trust Company      Director
                           -----------------------------------------------------------------------------
                           Salem Trust Company          Director
                           -----------------------------------------------------------------------------
                           USF Affiliate Services, Inc. Director
                           -----------------------------------------------------------------------------
                           Waretech, Inc.               Director
                           -----------------------------------------------------------------------------
                           CIB Marine Bancshares, Inc.  Director
                           (CIBM)
--------------------------------------------------------------------------------------------------------
Scott M. Conger, Chief     Stone Pillar Advisors, Ltd   Director, Treasury Analysis
Compliance Officer, Senior -----------------------------------------------------------------------------
Vice President             AMCORE Bank, N.A.            Vice President & Assistant Treasurer
--------------------------------------------------------------------------------------------------------
Michael Welgat             U.S. Fiduciary Services      CEO, President, Director
Director                   GreatBanc Trust Company      Director
                           Salem Trust Company          Director
                           USF Affiliate Services, Inc. Director
                           Waretech, Inc.               Director
--------------------------------------------------------------------------------------------------------
Todd C. Johnson            U.S. Fiduciary Services      Director
Director                   Todd C. Johnson              CPA
                           Affinity, Inc.               Director
                           DigiTenna, Inc.              Director
                           Jaws, Inc.                   Director & Officer
                           PB Properties, LLC           Managing Partner
                           ALJ Family Partnership       General Partner
                           Carl & Irma Swenson          Director & Officer
                           Foundation                   Director & Officer
                           RAJ Ministries               Director / Officer
                           New Beginnings Are
                           Possible
--------------------------------------------------------------------------------------------------------

PHOCAS FINANCIAL CORPORATION
Phocas Financial Corporation ("Phocas") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of
Phocas is 980 Atlantic Avenue, Suite 106, Alameda, CA 94501. Phocas is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Phocas has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PNC CAPITAL ADVISORS, LLC
PNC Capital Advisors, LLC ("PNC Capital") serves as investment adviser to the United Association S&P 500 Index Fund. PNC Capital was formed as a result of the merger of Allegiant Asset Management Company, the former investment adviser to the United Association S&P 500 Index Fund, with its affiliate, PNC Capital
Advisors, Inc. PNC Capital is a Delaware limited liability company and an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc.
("PNC"), a publicly held bank holding company, and is registered as an investment adviser under the Investment Advisers Act of 1940.





                                       43


Effective January 1, 2009, Allegiant Asset Management Company became an indirect wholly owned subsidiary of PNC. Prior to such date, Allegiant Asset Management
Company was an indirect wholly owned subsidiary of National City Corporation.
PNC Capital also provides investment advisory to other institutions and individuals and provides investment advisory and administrative services to other investment companies

The information listed below is for the fiscal years ended October 31, 2011 and 2012.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY           COMPANY
--------------------------------------------------------------------------------------------------------
Kevin A. McCreadie            PNC Bank                           Executive Vice President
Director, President and Chief 22 Delaware Avenue
Executive Officer             Wilmington DE 19801
                              --------------------------------------------------------------------------
                              PNC Funds, PNC Advantage Funds     President
                              and PNC IG Fund GP, LLC
                              One East Pratt Street -- 5th Floor
                              Baltimore, MD 21202
--------------------------------------------------------------------------------------------------------
Robert Q. Reilly              PNC Bank                           Executive Vice President
Director                      22 Delaware Avenue
                              Wilmington DE 19801
--------------------------------------------------------------------------------------------------------
Bryan K. Garlock              PNC Bank                           Executive Vice President &
Director                      22 Delaware Avenue                 Chief Operating Officer
                              Wilmington DE 19801
--------------------------------------------------------------------------------------------------------
Jennifer A. Laclair           PNC Bank                           Chief Financial Officer, Asset
Director                      22 Delaware Avenue                 Management Group division
                              Wilmington DE 19801
--------------------------------------------------------------------------------------------------------

RICE HALL JAMES & ASSOCIATES, LLC
Rice Hall James & Associates, LLC ("Rice Hall James") serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James Mid Cap
Portfolio and Rice Hall James Small Cap Portfolio. The principal address of
Rice Hall James is 600 West Broadway, Suite 1000, San Diego, California
92101-3383. Rice Hall James is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2011 and 2012, none of the directors, officers or partners of Rice Hall James is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SANDS CAPITAL MANAGEMENT, LLC
Sands Capital Management, LLC ("Sands Capital") serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands
Capital is 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209. Sands
Capital is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2011 and 2012, none of the directors, officers or partners of Sands Capital is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SKY HARBOR CAPITAL MANAGEMENT, LLC
SKY Harbor Capital Management LLC ("SKY Harbor") serves as investment sub-adviser for the Registrant's Westwood Short Duration High Yield Fund. The principal address of SKY Harbor is 20



                                       44


Horseneck Lane, Greenwich, CT 06830. SKY Harbor is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

SKY Harbor's Board consists of three management directors who are the co-founders of the firm and three outside directors. For the fiscal years ended
October 31, 2011 and 2012, none of the management directors, officers or employees of SKY Harbor is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.
The outside directors of SKY Harbor are engaged in other activities as set forth in the chart below.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH NAME AND PRINCIPAL BUSINESS CONNECTION WITH OTHER
INVESTMENT ADVISER     ADDRESS OF OTHER COMPANY    COMPANY
--------------------------------------------------------------------------------------------------------
Meryl D. Hartzband     Stone Point Capital, LLC    Chief Investment Officer
Director               20 Horseneck Lane
                       Greenwich, CT 06830 USA
--------------------------------------------------------------------------------------------------------
David J. Wermuth       Stone Point Capital, LLC    Senior Principal and General
Director               20 Horseneck Lane           Counsel
                       Greenwich, CT 06830 USA
--------------------------------------------------------------------------------------------------------
Fayez S. Muhtadie      Stone Point Capital, LLC    Principal
Director               20 Horseneck Lane
                       Greenwich, CT 06830 USA
--------------------------------------------------------------------------------------------------------

STEIN ROE INVESTMENT COUNSEL, INC.
Stein Roe Investment Counsel, Inc. ("Stein Roe") serves as investment sub-adviser for the Registrant's AT Disciplined Equity Fund, AT Income
Opportunities Fund and AT Mid Cap Equity Fund.  The principal address of Stein
Roe is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. Stein Roe is an investment adviser registered with the SEC under the Investment Advisers
Act of 1940. The information listed below is provided as of [date]. [To be updated by amendment]

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH                                       CONNECTION WITH OTHER
INVESTMENT ADVISER          NAME OF OTHER COMPANY            COMPANY
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

THOMSON HORSTMANN & BRYANT, INC.
Thomson Horstmann & Bryant, Inc. ("THB") serves as the investment adviser for the Thomson Horstmann & Bryant MicroCap Fund and the Thomson Horstmann & Bryant
Small Cap Value Fund .  The principal address of THB is 501 Merritt 7, Norwalk,
CT 06851. THB is an investment adviser registered under the Investment Advisers
Act of 1940.

During the last two fiscal years, no director, officer or partner of Thomson
Horstmann & Bryant, Inc. has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

TCW INVESTMENT MANAGEMENT COMPANY
TCW Investment Management Company ("TIMCO") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of TIMCO is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. TIMCO is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of TIMCO has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

THOMPSON, SIEGEL & WALMSLEY LLC
Thompson, Siegel & Walmsley LLC ("TS&W") serves as the investment adviser to the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio. The principal address of TS&W is 6806 Paragon Place, Suite 300, P.O. Box 6883, Richmond,
Virginia 23230. TS&W is an investment adviser registered under the Investment
Advisers Act of 1940.



                                       45


During the last two fiscal years, no director, officer or partner of TS&W has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

THORNBURG INVESTMENT MANAGEMENT INC
Thornburg Investment Management Inc ("Thornburg") serves as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New
Mexico, 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
INVESTMENT ADVISER     ADDRESS OF OTHER COMPANY           COMPANY
--------------------------------------------------------------------------------------------------------
Garrett Thornburg,     Thornburg Securities Corporation,  Chairman
Chairman               2300 North Ridgetop Road,
                       Santa Fe, NM 87506
                       ---------------------------------------------------------------------------------
                       Thornburg Investment Trust, 2300   Chairman
                       North Ridgetop Road,
                       Santa Fe, NM 87506
                       ---------------------------------------------------------------------------------
                       WEL, Inc., 2300 North Ridgetop     Chairman, controlling interest
                       Road, Santa, Fe NM 87506
                       ---------------------------------------------------------------------------------
                       Chamisa Energy, 2300 North         Wel, Inc. is the managing
                       Ridgetop Road, Santa, Fe NM 87506  member and has a controlling interest
--------------------------------------------------------------------------------------------------------

TURNER INVESTMENTS, L.P.
Turner Investments, L.P. ("Turner") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity and Cornerstone Advisors Public
Alternatives Funds. The principal address of Turner is 1205 Westlakes Drive,
Suite 100, Berwyn, Pennsylvania 19312-2414. Turner is an investment adviser registered under the Investment Advisers Act of 1940.


--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS    CONNECTION WITH OTHER
INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY       COMPANY
--------------------------------------------------------------------------------------------------------
Thomas R. Trala               Turner Funds                   President and Trustee
Chief Operating and Financial P.O. Box 219805
Officer, Executive Managing   Kansas City, MO 64121-9805
Director                      --------------------------------------------------------------------------
                              Turner International Ltd.      Trustee
                              12 Plumtree Court
                              London, EC4A 4HT
                              --------------------------------------------------------------------------
                              Turner Investment Partners     Chief Executive Officer and
                              (Australia) Pty. Ltd.          Chief Financial Officer
                              c/o Compliance & Risk Services
                              Pty. Ltd.
                              Level 9, 63 Exhibition Street
                              Melbourne, Victoria 3000
                              Australia
--------------------------------------------------------------------------------------------------------
Thomas R. Trala               Widener School of Business     Advisory Board
Chief Operating and Financial Administration
Officer, Executive Managing   1 University Place
Director                      Chester, PA 19013
--------------------------------------------------------------------------------------------------------



                                       46



--------------------------------------------------------------------------------------------------------
Mark D. Turner                  Turner International Ltd.        Trustee
President, Senior               12 Plumtree Court
Portfolio Manager               London, EC4A 4HT
                                ------------------------------------------------------------------------
                                The Haverford School             Trustee
                                450 Lancaster Avenue,
                                Haverford, PA 19041
                                ------------------------------------------------------------------------
                                CityTeam International (Chester) Board of Directors
                                11 West 7(th) Street,
                                Chester, PA 19013
                                ------------------------------------------------------------------------
                                The Philadelphia Ronald          Board of Directors
                                McDonald House
                                3925 Chestnut Street,
                                Philadelphia, PA 19104-3110
--------------------------------------------------------------------------------------------------------
Robert E. Turner                Bradley University               Board of Directors
Chairman, Chief Investment      1501 W. Bradley Ave
Officer                         Peoria, IL 61625
                                ------------------------------------------------------------------------
                                Delaware Valley Friends School   Board Member
                                19 E. Central Avenue,
                                Paoli, PA 19301
                                ------------------------------------------------------------------------
                                University of Notre Dame School  Advisory Council
                                of Architecture
                                110 Bond Hall,
                                Notre Dame, IN 46556
                                ------------------------------------------------------------------------
                                Drexel University                President's Leadership Council
                                3141 Chestnut Street
                                Philadelphia, PA 19104
--------------------------------------------------------------------------------------------------------
Christopher K. McHugh           Philadelphia University          Trustee
Vice Chairman, Senior Portfolio 4201 Henry Avenue,
Manager                         Philadelphia, PA 19144-5497
--------------------------------------------------------------------------------------------------------

WESTWOOD MANAGEMENT CORP.
Westwood Management Corp. ("Westwood") serves as the investment adviser for the Westwood Income Opportunity Fund, Westwood SMidCap Fund, Westwood SMidCap Plus
Fund, Westwood LargeCap Value Fund, Westwood SmallCap Value Fund, Westwood
Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global
Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and
Westwood Emerging Markets Plus Fund.  The principal address of Westwood is 200
Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal year ended 2012.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH NAME AND PRINCIPAL BUSINESS    CONNECTION WITH OTHER
INVESTMENT ADVISER     ADDRESS OF OTHER COMPANY       COMPANY
--------------------------------------------------------------------------------------------------------
Brian Casey            Westwood Holdings Group, Inc.* President and Chief Executive
President and Chief    (NYSE: WHG)                    Officer and Director
Executive Officer and  200 Crescent Court, Suite 1200
Director               Dallas, TX 75201
                       ---------------------------------------------------------------------------------
                       Westwood Trust**               President and Director
                       200 Crescent Court, Suite 1200
                       Dallas, TX 75201
--------------------------------------------------------------------------------------------------------


                                       47



--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH   NAME AND PRINCIPAL BUSINESS              CONNECTION WITH OTHER
INVESTMENT ADVISER       ADDRESS OF OTHER COMPANY                 COMPANY
--------------------------------------------------------------------------------------------------------
                         Westwood International Advisors Inc. (a) Chief Executive Officer
                         161 Bay Street, Suite 3950
                         Toronto, Ontario M5J 2S1
--------------------------------------------------------------------------------------------------------
Mark R. Freeman, CFA     Westwood Holdings Group, Inc.*           Chief Investment Officer
Executive Vice President (NYSE: WHG)
and Chief Investment     200 Crescent Court, Suite 1200
Officer                  Dallas, TX 75201
--------------------------------------------------------------------------------------------------------
Mark Wallace             Westwood Holdings Group, Inc.*           Chief Financial Officer
Chief Financial Officer  (NYSE: WHG)
                         200 Crescent Court, Suite 1200
                         Dallas, TX 75201
                         -------------------------------------------------------------------------------
                         Westwood Advisors, LLC***                Chief Financial Officer
                         One Pacific Place
                         1125 South 103(rd) Street, Ste. 580
                         Omaha, NE 68124
--------------------------------------------------------------------------------------------------------
Sylvia L. Fry            Westwood Holdings Group, Inc.*           Chief Compliance Officer
Chief Compliance Officer (NYSE: WHG)
                         200 Crescent Court, Suite 1200
                         Dallas, TX 75201
                         -------------------------------------------------------------------------------
                         Westwood Trust**                         Chief Compliance Officer
                         200 Crescent Court, Suite 1200
                         Dallas, TX 75201
                         -------------------------------------------------------------------------------
                         Westwood Advisors, LLC***                Chief Compliance Officer
                         One Pacific Place
                         1125 South 103(rd) Street, Ste. 580
                         Omaha, NE 68124
--------------------------------------------------------------------------------------------------------

*    Westwood Management Corp., Westwood Trust, Westwood Advisors, LLC, and
     Westwood International Advisors Inc. are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE:
     WHG).

** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.

*** Westwood Advisors, LLC (formerly McCarthy Group Advisors, LLC) is an SEC registered investment adviser located in Omaha, NE that manages investment
     Limited Liability Companies and an investment Limited Partnership.

(a)  Westwood International Advisors Inc. is a Canadian Corporation located in
     Toronto, Ontario that is registered with the Ontario Securities Commission as a Portfolio Manager and Exempt Market Dealer.

The information listed below is for the fiscal year ended October 31, 2011.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS    CONNECTION WITH OTHER
INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY       COMPANY
--------------------------------------------------------------------------------------------------------
Susan Byrne                  Westwood Holdings Group, Inc.* Co-Chief Investment Officer
Chief Investment Officer and (NYSE: WHG)                    and Chairman of the Board
Chairman of the Board        200 Crescent Court, Suite 1200
                             Dallas, TX 75201
--------------------------------------------------------------------------------------------------------

                                             48


--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS              CONNECTION WITH OTHER
INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY                 COMPANY
--------------------------------------------------------------------------------------------------------
Brian Casey                   Westwood Holdings Group, Inc.*           President and Chief Executive
President and Chief Executive (NYSE: WHG)                              Officer and Director
Officer and Director          200 Crescent Court, Suite 1200
                              Dallas, TX 75201
                              --------------------------------------------------------------------------
                              Westwood Trust**                         President and Director
                              200 Crescent Court, Suite 1200
                              Dallas, TX 75201
                              --------------------------------------------------------------------------
                              Westwood International Advisors Inc. (a) Chief Executive Officer
                              161 Bay Street, Suite 3950
                              Toronto, Ontario M5J 2S1
--------------------------------------------------------------------------------------------------------
Mark R. Freeman, CFA          Westwood Holdings Group, Inc.*           Co-Chief Investment Officer
Co-Chief Investment Officer   (NYSE: WHG)
                              200 Crescent Court, Suite 1200
                              Dallas, TX 75201
--------------------------------------------------------------------------------------------------------
William R. Hardcastle         Westwood Holdings Group, Inc.*           Chief Financial Officer
Chief Financial Officer       (NYSE: WHG)
                              200 Crescent Court, Suite 1200
                              Dallas, TX 75201
                              --------------------------------------------------------------------------
                              Westwood Advisors, LLC***                Chief Financial Officer
                              One Pacific Place
                              1125 South 103(rd) Street, Ste. 580
                              Omaha, NE 68124
--------------------------------------------------------------------------------------------------------
Sylvia L. Fry                 Westwood Holdings Group, Inc.*           Chief Compliance Officer
Chief Compliance Officer      (NYSE: WHG)
                              200 Crescent Court, Suite 1200
                              Dallas, TX 75201
                              --------------------------------------------------------------------------
                              Westwood Trust**                         Chief Compliance Officer
                              200 Crescent Court, Suite 1200
                              Dallas, TX 75201
                              --------------------------------------------------------------------------
                              Westwood Advisors, LLC***                Chief Compliance Officer
                              One Pacific Place
                              1125 South 103(rd) Street, Ste. 580
                              Omaha, NE 68124
--------------------------------------------------------------------------------------------------------

* Westwood Management Corp., Westwood Trust, Westwood Advisors, LLC, and Westwood International Advisors LLC are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE:
     WHG).

** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.

*** Westwood Advisors, LLC (formerly McCarthy Group Advisors, LLC) is an SEC registered investment adviser located in Omaha, NE that manages investment Limited Liability Companies and an investment Limited Partnership.

(a) Westwood International Advisors Inc. is a Canadian Corporation located in Toronto, Ontario that is registered with the Ontario Securities Commission as a Portfolio Manager and Exempt Market Dealer.

ITEM 32.     PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.


Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:




SEI Daily Income Trust                                        July 15, 1982
SEI Liquid Asset Trust                                        November 29, 1982
SEI Tax Exempt Trust                                          December 3, 1982
SEI Institutional Managed Trust                               January 22, 1987
SEI Institutional International Trust                         August 30, 1988
The Advisors' Inner Circle Fund II                            January 28, 1993
Bishop Street Funds                                           January 27, 1995
SEI Asset Allocation Trust                                    April 1, 1996
SEI Institutional Investments Trust                           June 14, 1996
CNI Charter Funds                                             April 1, 1999
Causeway Capital Management Trust                             September 20, 2001
ProShares Trust                                               November 14, 2005
Community Reinvestment Act Qualified Investment Fund          January 8, 2007
SEI Alpha Strategy Portfolios, LP                             June 29, 2007
TD Asset Management USA Funds                                 July 25, 2007
SEI Structured Credit Fund, LP                                July 31, 2007
Wilshire Mutual Funds, Inc.                                   July 12, 2008
Wilshire Variable Insurance Trust                             July 12, 2008
Global X Funds                                                October 24, 2008
ProShares Trust II                                            November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)      August 7, 2009
Schwab Strategic Trust                                        October 12, 2009
RiverPark Funds                                               September 8, 2010
Adviser Managed Trust Fund                                    December 10, 2010
Huntington Strategy Shares                                    July 26, 2011
New Covenant Funds                                            March 23, 2012
Cambria ETF Trust                                             August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)                        September 25, 2012
KraneShares Trust                                             December 18, 2012
LocalShares Investment Trust                                  May 6, 2013

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                         POSITION AND OFFICE                       POSITIONS AND OFFICES
NAME                       WITH UNDERWRITER                           WITH REGISTRANT
----                     -------------------                       ---------------------
William M. Doran         Director                                            --
Edward D. Loughlin       Director                                            --
Wayne M. Withrow         Director                                            --
Kevin P. Barr            President & Chief Executive Officer                 --
Maxine J. Chou           Chief Financial Officer, Chief Operations
                         Officer, & Treasurer                                --
Karen E. LaTourette      Chief Compliance Officer, Anti-Money
                         Laundering Officer & Assistant Secretary            --
John C. Munch            General Counsel & Secretary                         --
Mark J. Held             Senior Vice President                               --
Lori L. White            Vice President & Assistant Secretary                --
John P. Coary            Vice President & Assistant Secretary                --
John J. Cronin           Vice President                                      --
Robert M. Silvestri      Vice President                                      --


ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
     (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:


          U.S. Bank, National Association        Union Bank of California, N.A.
          800 Nicollett Mall                     475 Sansome Street
          Minneapolis, Minnesota 55402-4302      15(th) Floor
                                                 San Francisco, California 94111

          National City Bank                     The Northern Trust Company
          National City Center                   50 LaSalle Street
          1900 East Ninth Street                 Chicago, Illinois 60675
          Cleveland, Ohio 44114

(b)/(c) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4);
        (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

          SEI Investments Global Funds Services
          One Freedom Valley Drive
          Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f), the required books and records are maintained at the offices of the Registrant's investment advisers:

     Acadian Asset Management LLC
     260 Franklin Street
     Boston, Massachusetts 02110

     AIG Asset Management (U.S.), LLC
     70 Pine Street, 20th Floor
     New York, New York 10270

     Allianz Global Investors U.S. LLC
     1633 Broadway
     New York, NY 10019

     AlphaOne Investment Services, LLC
     One Tower Bridge
     100 Front Street, Suite 1250
     West Conshohocken, PA 19428

     AlphaSimplex Group, LLC
     One Cambridge Center
     Cambridge, Massachusetts 02142

     AQR Capital Management, LLC
     Two Greenwich Plaza, 3rd Floor
     Greenwich, Connecticut 06830

     BlackRock Financial Management, LLC
     55 East 52(nd) Street
     New York, NY 10055

     Cambiar Investors LLC
     2401 East Second Street, Suite 400
     Denver, Colorado 80206

     CBRE Clarion Securities LLC
     201 King of Prussia Road, Suite 600
     Radnor, PA 19087

     Citigroup First Investment Management Americas LLC
     388 Greenwich Street
     New York, New York 10013

     ClariVest Asset Management LLC
     11452 El Camino Real, Suite 250
     San Diego, CA 92130

     Cornerstone Advisors, Inc.
     225 108th Avenue NE, Suite 400
     Bellevue, Washington 98004-5782

     Cramer Rosenthal McGlynn LLC
     520 Madison Avenue, 20th Floor
     New York, New York 10022

     C.S. McKee, LLP
     One Gateway Center
     Pittsburgh, Pennsylvania 15222

     Driehaus Capital Management LLC
     25 East Erie Street
     Chicago, Illinois 60611-2703

     Edgewood Management LLC
     305 Park Avenue, 18th Floor
     New York, New York 10022-6057

     Fairpointe Capital LLC
     One North Franklin Street, Suite 3300
     Chicago, Illinois 60606-2401

     Fayez Sarofim & Co.
     2907 Two Houston Center
     909 Fannin Street
     Houston, Texas 77010

     First Manhattan Co.
     399 Park Avenue
     New York, New York 10022-7001

     Hamlin Capital Management, LLC
     640 Fifth Avenue, 6th Floor
     New York, New York 10019

     Harris Associates L.P.
     Two North LaSalle Street, Suite 500
     Chicago, Illinois 60602-3790

     Harvest Global Investments Limited
     31/F One Exchange Square
     8 Connaught Place,
     Central Hong Kong

     Haverford Investment Management, Inc.
     Three Radnor Corporate Center, Suite 450
     Radnor, Pennsylvania 19087-4546

     HGK Asset Management, Inc.
     Newport Tower
     525 Washington Blvd.
     Jersey City, New Jersey 07310

     Investment Counselors of Maryland, LLC
     803 Cathedral Street
     Baltimore, Maryland 21201

     Kayne Anderson Capital Advisors, L.P.
     1800 Avenue of the Stars, Third Floor
     Los Angeles, California 90067

     Loomis, Sayles & Company, L.P.
     One Financial Center
     Boston, Massachusetts 02111-2621

     LSV Asset Management
     155 North Wacker Drive, Suite 4600,
     Chicago, Illinois 60606

     Marsico Capital Management, LLC
     1200 17th Street, Suite 1600
     Denver, Colorado 80202-5824

     OFI SteelPath, Inc.
     2100 McKinney Ave., Suite 1401
     Dallas, Texas 75201

     Parametric Portfolio Associates LLC
     1918 Eighth Avenue, Suite 3100
     Seattle, Washington 98109

     Pennant Management, Inc.
     11270 West Park Place, Suite 1025
     Milwaukee, Wisconsin 53224

     Phocas Financial Corporation
     980 Atlantic Avenue, Suite 106
     Alameda, California 94501-1001

     PNC Capital Advisors, LLC
     One East Pratt Street, 5th Floor
     Baltimore, MD 21202

     Rice Hall James & Associates, LLC
     600 West Broadway, Suite 1000
     San Diego, California 92101-3383

     Sands Capital Management, LLC
     1101 Wilson Boulevard, Suite 2300
     Arlington, VA 22209

     SKY Harbor Capital Management, LLC
     20 Horseneck Lane
     Greenwich, CT 06830

     Stein Roe Investment Counsel, Inc.
     One South Wacker Drive, Suite 3500
     Chicago, Illinois 60606

     TCW Investment Management Company
     865 South Figueroa Street, Suite 1800
     Los Angeles, CA 90017

     Thomson Horstmann & Bryant, Inc.
     501 Merritt 7
     Norwalk, CT 06851

     Thompson, Siegel & Walmsley LLC
     6806 Paragon Place, Suite 300
     Richmond, Virginia 23230

     Thornburg Investment Management Inc
     2300 North Ridgetop Road
     Santa Fe, New Mexico 87506

     Turner Investments, L.P.
     1205 Westlakes Drive, Suite 100
     Berwyn, Pennsylvania 19312-2414

     Westwood Management Corp.
     200 Crescent Court, Suite 1200
     Dallas, Texas 75201

ITEM 34. MANAGEMENT SERVICES: None.

ITEM 35. UNDERTAKINGS: None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 220 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of August, 2013.

                                             THE ADVISORS' INNER CIRCLE FUND

                                             By:           *
                                             -----------------------------------
                                             Michael Beattie, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


       *                           Trustee                     August 28, 2013
------------------------
Charles E. Carlbom

       *                           Trustee                     August 28, 2013
------------------------
John K. Darr

       *                           Trustee                     August 28, 2013
------------------------
William M. Doran

       *                           Trustee                     August 28, 2013
------------------------
Joseph T. Grause, Jr.

       *                           Trustee                     August 28, 2013
------------------------
Mitchell A. Johnson

       *                           Trustee                     August 28, 2013
------------------------
Betty L. Krikorian

       *                           Trustee                     August 28, 2013
------------------------
Robert A. Nesher

       *                           Trustee                     August 28, 2013
------------------------
Bruce Speca

       *                           Trustee                     August 28, 2013
------------------------
James M. Storey

       *                           Trustee                     August 28, 2013
------------------------
George J. Sullivan, Jr.

       *                           President                   August 28, 2013
------------------------
Michael Beattie

       *                           Treasurer, Controller &     August 28, 2013
------------------------           Chief Financial Officer
Michael Lawson


* By:   /s/ Dianne M. Descoteaux
        ----------------------------------------------------------
        Dianne M. Descoteaux, pursuant to Powers of Attorney dated May 15, 2013, incorporated herein by reference to Exhibit
        (q) of Post-Effective Amendment No. 212, filed on June 18,
        2013.

                                 EXHIBIT INDEX


EXHIBIT      DESCRIPTION

(d)(15) Amended Schedule A, dated August 13, 2013, to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC

(d)(16)      Amended and Restated Expense Limitation Agreement, dated
             September 1, 2010

(d)(17) Amended Schedule A, dated August 13, 2013, to the Amended and Restated Expense Limitation Agreement, dated September 1, 2010, between the Registrant and Cambiar Investors LLC

(i) Opinion and Consent of Counsel, Morgan, Lewis and Bockius, LLP, relating to the Institutional and Investor Class Shares of the Cambiar Funds

(j)          Consent of independent registered public accounting firm, Ernst
             & Young LLP

(n)(4) Revised Schedule C and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Cambiar Funds

(p)(24) SEI Investments Distribution Co. Code of Ethics as revised December 18, 2012

(p)(48)      SEI Investments Global Funds Services Code of Ethics dated June
             2012